                                                                   EXHIBIT 10.25

================================================================================

                          SECOND AMENDED AND RESTATED
                            PARTICIPATION AGREEMENT

                         dated as of February 21, 2001

                                     among

                           ASYST TECHNOLOGIES, INC.
                                  as Lessee,

                        LEASE PLAN NORTH AMERICA, INC.,
                        as Lessor and as a Participant,

                              ABN AMRO BANK N.V.,
                               as a Participant,

           THE OTHER BANKS AND FINANCIAL INSTITUTIONS PARTY HERETO,
                                as Participants

                                      and

                              ABN AMRO BANK N.V.
                                   as Agent


                        Fremont, California Facilities

================================================================================

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
SECTION 1 DEFINITIONS; INTERPRETATION.............................................................................      2

SECTION 2 CLOSING DATE............................................................................................      2

SECTION 3 ACQUISITION OF THE PROPERTY; FUNDING OF ADVANCES........................................................      2

     Section 3.1    Lessor Commitment; Lessee Covenants...........................................................      2
     Section 3.2    Participants' Commitments.....................................................................      3
     Section 3.3    Procedures for Acquisition of the Land Interest...............................................      3
     Section 3.4    Procedures for Advances.......................................................................      4
     Section 3.5    Allocation of Commitments.....................................................................      4
     Section 3.6    Termination, Reduction, Extension or Increase of Participants' Commitment.....................      5
     Section 3.7    Interest Rates, Yield and Payment Dates.......................................................      7
     Section 3.8    Computation of Interest and Yield.............................................................      9
     Section 3.9    Pro Rata Treatment and Payments...............................................................     10
     Section 3.10   The Account...................................................................................     11
     Section 3.11   Basic Rent....................................................................................     11
     Section 3.12   Purchase Payments by Lessee...................................................................     11
     Section 3.13   Residual Value Guarantee Amount Payment by Lessee.............................................     13
     Section 3.14   Sales Proceeds of Property....................................................................     14
     Section 3.15   Supplemental Rent.............................................................................     17
     Section 3.16   Excepted Payments.............................................................................     17
     Section 3.17   Distribution of Payments After Event of Default...............................................     17
     Section 3.18   Other Payments................................................................................     18
     Section 3.19   Casualty and Condemnation Amounts.............................................................     18
     Section 3.20   Order of Application..........................................................................     18

SECTION 4 FEES....................................................................................................     19

     Section 4.1    Commitment Fees...............................................................................     19
     Section 4.2    Arrangement Fee; Other Fees...................................................................     19
     Section 4.3    Administration Fee............................................................................     19
     Section 4.4    Overdue Fees..................................................................................     19

SECTION 5 CERTAIN INTENTIONS OF THE PARTIES.......................................................................     20

     Section 5.1    Nature of Transaction.........................................................................     20
     Section 5.2    Amounts Due Under Lease.......................................................................     20

SECTION 6 CONDITIONS PRECEDENT TO CLOSING DATE AND ADVANCES.......................................................     21

     Section 6.1    Conditions Precedent - Land Interest..........................................................     21
     Section 6.2    Conditions Precedent - Improvements...........................................................     25
     Section 6.3    Further Conditions Precedent..................................................................     28

SECTION 7 COMPLETION DATE CONDITIONS..............................................................................    29

     Section 7.1    Conditions to Completion Date.................................................................    29

SECTION 8 REPRESENTATIONS.........................................................................................    31

     Section 8.1    Representations of the Lessor.................................................................    31
     Section 8.2    Representations of the Participants...........................................................    32
     Section 8.3    Representations of the Lessee.................................................................    34
     Section 8.4    Representations of the Lessee With Respect to the Property....................................    39
     Section 8.5    Representations of the Lessee With Respect to Each Advance....................................    42

SECTION 9 PAYMENT OF CERTAIN EXPENSES.............................................................................    43

     Section 9.1    Transaction Expenses..........................................................................    43
     Section 9.2    Brokers' Fees and Stamp Taxes.................................................................    44
     Section 9.3    Obligations....................................................................................   44

SECTION 10 OTHER COVENANTS AND AGREEMENTS..........................................................................   45

     Section 10.1   Covenants of the Lessee........................................................................   45
     Section 10.2   The Lessee's Financial Covenants...............................................................   57
     Section 10.3   Cooperation with the Lessee....................................................................   58
     Section 10.4   Covenants of the Lessor........................................................................   59

SECTION 11 AMENDMENTS; ACTIONS ON DEFAULT;  RELATIONSHIP OF LESSOR AND PARTICIPANTS................................   59

     Section 11.1   Amendments.....................................................................................   59
     Section 11.2   Forbearance, Execution of Waivers and Amendments by the Lessor; Actions on Default.............   61
     Section 11.3   Actions by Lessor Generally....................................................................   62
     Section 11.4   Conflicts......................................................................................   63
     Section 11.5   Refusal to Give Consents or Fund...............................................................   63
     Section 11.6   Required Repayments............................................................................   64
     Section 11.7   Indemnification................................................................................   64
     Section 11.8   Application of Payments Received From Defaulting Participant As a Cure For Payment Defaults....   65
     Section 11.9   Order of Application...........................................................................   65
     Section 11.10  Investments Pending Dispute Resolution; Overnight Investments..................................   65
     Section 11.11  Agent to Exercise Lessor's Rights..............................................................   66
     Section 11.12  Exculpatory Provisions Regarding the Lessor....................................................   66

SECTION 12 TRANSFERS OF PARTICIPANTS' INTERESTS....................................................................   66

     Section 12.1   Restrictions on and Effect of Transfer by Participants.........................................   66
     Section 12.2   Covenants and Agreements of Participants.......................................................   68
     Section 12.3   Future Participants............................................................................   69

SECTION 13 INDEMNIFICATION.........................................................................................   69

     Section 13.1   General Indemnification........................................................................   69
     Section 13.2   End of Term Indemnity..........................................................................   72

     Section 13.3   Environmental Indemnity.......................................................   73
     Section 13.4   Proceedings in Respect of Claims..............................................   74
     Section 13.5   General Impositions Indemnity.................................................   75
     Section 13.6   Funding Losses................................................................   79
     Section 13.7   Regulation D Compensation.....................................................   80
     Section 13.8   Basis for Determining Interest Rate Inadequate or Unfair......................   80
     Section 13.9   Illegality....................................................................   81
     Section 13.10  Increased Cost and Reduced Return.............................................   81
     Section 13.11  Substitution of Participant...................................................   83
     Section 13.12  Indemnity Payments in Addition to Residual Value Guarantee Amount.............   83
     Section 13.13  Limitations on Indemnification................................................   83
     Section 13.14  Lessor Indemnification........................................................   83

SECTION 14 THE AGENT..............................................................................   85

     Section 14.1   Appointment...................................................................   85
     Section 14.2   Delegation of Duties..........................................................   85
     Section 14.3   Exculpatory Provisions........................................................   85
     Section 14.4   Reliance by Agent.............................................................   86
     Section 14.5   Notice of Default.............................................................   86
     Section 14.6   Non-Reliance on Agent and Other Participants..................................   86
     Section 14.7   Indemnification...............................................................   87
     Section 14.8   Agent in its Individual Capacity..............................................   87
     Section 14.9   Successor Agent...............................................................   87

SECTION 15 MISCELLANEOUS..........................................................................   88

     Section 15.1   Survival of Agreements........................................................   88
     Section 15.2   No Broker, etc................................................................   88
     Section 15.3   Notices.......................................................................   88
     Section 15.4   Counterparts..................................................................   89
     Section 15.5   Headings, etc.................................................................   89
     Section 15.6   Parties in Interest...........................................................   89
     Section 15.7   GOVERNING LAW.................................................................   89
     Section 15.8   Severability..................................................................   89
     Section 15.9   Liability Limited.............................................................   89
     Section 15.10  Further Assurances............................................................   90
     Section 15.11  Submission to Jurisdiction....................................................   90
     Section 15.12  Confidentiality...............................................................   90
     Section 15.13  WAIVER OF JURY TRIAL..........................................................   91
     Section 15.14  Amendment and Restatement.....................................................   91

SCHEDULES

SCHEDULE I               Participants' Commitments
SCHEDULE II              Notice Information and Funding Offices
SCHEDULE III             Subsidiaries
SCHEDULE IV              Pricing Grid
SCHEDULE 10.1(b)(i)      Existing Indebtedness
SCHEDULE 10.1(b)(iv)(D)  Existing Investments
SCHEDULE 10.1(b)(iv)(E)  Investment Policy
SCHEDULE 10.2(e)         Required Cash Balance Amount

APPENDICES

APPENDIX 1               Definitions and Interpretation


EXHIBITS

EXHIBIT A                Form of Acquisition Request
EXHIBIT B                Form of Funding Request
EXHIBIT C                Cash Collateral Request
EXHIBIT D                Form of Environmental Certificate
EXHIBIT E                Form of Compliance Certificate
EXHIBIT F                Opinion of Counsel to Lessee
EXHIBIT G                Form of Architect's Completion Certificate
EXHIBIT H                Form of Lessee's Completion Certificate
EXHIBIT I                Form of Assignment and Acceptance
EXHIBIT J                Form of Participant's Letter
EXHIBIT K                Assignment of Lease and Consent to Assignment
EXHIBIT L                Cash Collateral Agreement
EXHIBIT M                Construction Agency Agreement
EXHIBIT N                Construction Agency Agreement Assignment
EXHIBIT O                Form of Mortgage
EXHIBIT P                Form of Minimum Cash Balance Collateral Agreement

              SECOND AMENDED AND RESTATED PARTICIPATION AGREEMENT

     THIS SECOND AMENDED AND RESTATED PARTICIPATION AGREEMENT, dated as of February 21, 2001 (this "Participation Agreement" or this "Agreement"), is
                         -----------------------           ---------
entered into by and among ASYST TECHNOLOGIES, INC., a California corporation, as Lessee (together with its permitted successors and assigns, the "Lessee"); LEASE
                                                                 ------
PLAN NORTH AMERICA, INC., an Illinois corporation, as Lessor (together with its permitted successors and assigns in such capacity, the "Lessor") and as a
                                                        ------
Participant, ABN AMRO BANK N.V., and each of the other banks or financial institutions listed on the signature pages hereto, as Participants (together with the Lessor in its capacity as a Participant and their permitted successors and assigns, each a "Participant" and collectively the "Participants"); and ABN
                     -----------                        ------------
AMRO BANK N.V., as Agent (in such capacity, together with its successors in such capacity, the "Agent") for the Participants.
               -----

     WHEREAS, the Lessee, the Lessor, as Lessor and as a Participant, the Participants party thereto and the Agent are parties to that certain Amended and Restated Participation Agreement entered into as of November 16, 2000 (the "Existing Participation Agreement") which Existing Participation Agreement
 --------------------------------
amended and restated that certain Participation Agreement dated as of June 30, 2000 among the Lessee, the Lessor, as Lessor and as a Participant, the Participants party thereto and the Agent (the "Original Participation
                                               ----------------------
Agreement"); the Existing Participation Agreement as amended and restated by
---------
this Amended and Restated Participation Agreement shall hereinafter be referred to as the "Participation Agreement"; and
           -----------------------

     WHEREAS, the parties thereto desire to amend and restate the Existing Participation Agreement to modify and amend certain provisions thereof on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants herein and such other good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties hereto hereby agree to amend and restate the Existing Participation Agreement so that it shall read in its entirety as follows:

                             PRELIMINARY STATEMENT

     In accordance with the terms of this Participation Agreement, the Lease and the other Operative Documents,

          A. the Lessor contemplates acquiring a fee simple interest in a certain parcel of land by acquiring such land, as purchaser, from the Existing Owner;

          B. using Advances from the Lessor, following the Improvements Closing Date, the Lessee contemplates that it will build, as Construction Agent, certain Improvements on such parcel of land consisting of four buildings totaling approximately 340,000 square feet to be used by the Lessee as Lessee's corporate headquarters and manufacturing facilities, and that, as Construction Agent, it will acquire certain items of Equipment to be used in connection with such Improvements, and that the Lessee will lease, as Lessee, such Equipment, Improvements and Land Interest from the Lessor under the Lease; and

          C. the Lessor wishes to obtain, and the Participants are willing to provide, financing of the funding of the costs of acquisition of such Land Interest, and, following the Improvements Closing Date, the construction of the Improvements and the acquisition of such Equipment through the purchase of Participation Interests in the Advances, the Lease and the Rent.

     In consideration of the mutual agreements contained in this Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1

                          DEFINITIONS; INTERPRETATION

     Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix 1 hereto for
                                                           ----------
all purposes hereof; and the rules of interpretation set forth in Appendix 1
                                                                  ----------
hereto shall apply to this Participation Agreement.

                                   SECTION 2

                                 CLOSING DATE

     The closing date (the "Closing Date") occurred on the date of the execution
                            ------------
and delivery of the Original Participation Agreement and the other Operative Documents referred to in Section 6.1 hereof entered into as of such date, which
                         -----------
was the date on which all the conditions precedent thereto set forth in Sections
                                                                        --------
6.1 and 6.3 hereof were satisfied or waived by the applicable parties as set
---     ---
forth therein. The Improvements Closing Date shall occur on the date of the execution and delivery of this Agreement and the other Operative Documents referred to in Section 6.2 hereof, which shall be the earliest date on which all
               -----------
the conditions precedent thereto set forth in Sections 6.2 and 6.3 hereof shall
                                              ------------     ---
have been satisfied or waived by the applicable parties as set forth therein.

                                   SECTION 3

               ACQUISITION OF THE PROPERTY; FUNDING OF ADVANCES

     Section 3.1    Lessor Commitment; Lessee Covenants.
                    -----------------------------------

          (a) Subject to the conditions and terms hereof, the Lessor shall take the following actions at the written request of the Lessee on or prior to the Closing Date or from time to time during the Commitment Period, as the case may be:

               (i) enter into the Operative Documents to be entered into by it pursuant to the terms hereof;

               (ii) make Advances (out of funds provided by the Participants) for the purpose of financing the acquisition of the Land Interest and, subject to the satisfaction or waiver of the conditions set forth in
     Section 6.2 and 6.3 hereof, the Equipment and construction of the Improvements; and

               (iii) acquire the Land Interest and the Equipment (using funds provided by the Participants).

     Upon the Lease Commencement Date, subject to the terms and conditions hereof and of the other Operative Documents, the Lessor shall lease the Land Interest and, subject to the satisfaction or waiver of the conditions set forth in Section 6.2 and 6.3 hereof, the Improvements, as lessor to the Lessee under the Lease.

          (b)  Lessee Covenants. The Lessee shall, on or prior to the Closing
               ----------------
Date or the Improvements Closing Date, as applicable, enter into the Operative Documents to be entered into by it on or as of such date pursuant to the terms hereof and, upon the Lease Commencement Date, subject to the terms and conditions hereof and of the other Operative Documents, the Lessee shall lease the Land Interest and, subject to the satisfaction or waiver of the conditions set forth in Section 6.2 and 6.3 hereof, the Improvements, as Lessee from the Lessor under the Lease.

     Section 3.2    Participants' Commitments. Subject to the terms and
                    -------------------------
conditions hereof, each Participant, other than the Lessor, severally shall purchase a Participation Interest in the Advances being made by the Lessor at the request of the Lessee from time to time during the Commitment Period by making available to the Lessor on each Funding Date an amount in immediately available funds equal to such Participants' Commitment Percentage (as then in effect) of the amount of the Advance being funded on such Funding Date. Notwithstanding any other provision hereof, no Participant shall be obligated to purchase its Participation Interest in any Advance if (i) the amount of such purchase would exceed its Available Commitment, or (ii) if, after giving effect to the proposed Advance, the outstanding aggregate amount of such Participant's Participation Interest in the Advances would exceed such Participant's Commitment. Lessor shall repay the Participation Interests, together with accrued interest and yield thereon as provided herein to the extent such amounts are received under the Lease.

     Section 3.3    Procedures for Acquisition of the Land Interest. The Lessee,
                    -----------------------------------------------
as Construction Agent, shall give the Lessor and the Agent prior written notice not later than 2:00 p.m. New York time, three Business Days prior to the proposed Land Interest Acquisition Date (unless the Advance on the Closing Date is to bear interest and yield at the Alternate Base Rate, in which case such notice may be given not later than 2:00 p.m. New York time on the Land Interest Acquisition Date), pursuant to an Acquisition Request substantially in the form of Exhibit A (an "Acquisition Request"), specifying with respect to such Land
   ---------      -------------------
Interest: (i) the proposed Land Interest Acquisition Date, (ii) the Land Interest to be acquired, (iii) the Existing Owner of the Land Interest, and (iv) the date on which the Lessee will request the Lessor to fund the Land Interest Acquisition Cost of such Land Interest. The Agent shall provide notice of such Acquisition Request to each Participant.

     Section 3.4    Procedures for Advances. With respect to each funding of an
                    -----------------------
Advance, the Lessee, as Construction Agent, shall give the Lessor and the Agent prior written notice not later than 12:00 Noon, Chicago time, three Business Days prior to the proposed Funding Date (other than for the Advance on the Closing Date, if such Advance is to bear interest or yield at a rate equal to the Alternate Base Rate, where notice shall be on the same Business Day), pursuant, in each case, to a Funding Request substantially in the form of Exhibit B (a "Funding Request"), specifying (i) the proposed Funding Date, (ii)
---------     ---------------
the amount and purpose of the Advance requested, (iii) the Lessee's election to cause all or a specified portion of such Advance to bear interest or yield by reference to the Eurodollar Rate or the Alternate Base Rate and including, in the case of a Eurodollar Rate Advance, the initial Interest Period therefor,
(iv) the payees of such Advance, (v) that the Advance will be used to fund Land Interest Acquisition Costs or Property Improvement Costs, (vi) the allocation of such Advance to the respective Land Interest Acquisition Costs and Property Improvements Costs (and pro rata portions of the related remittances from the Participants shall likewise be deemed to be so allocated), and (vii) that, to the knowledge of the Construction Agent, no Construction Termination Event has occurred and is continuing as of the date of such Funding Request. The Agent shall promptly provide notice of such Funding Request to each Participant. The Lessee, as Construction Agent, shall not request more than one Funding Date during any calendar month. Each Advance (other than an Interest Payment Advance or an amount capitalized pursuant to Section 3.7(e)) shall be in a minimum
                                     --------------
amount of $500,000. Subject to the satisfaction or waiver of the conditions precedent to such Advance set forth in Section 6, each Participant, other than the Lessor, shall fund its pro rata share of such Advance by making available to the Lessor its proportionate share of such Advance in immediately available federal funds by wire transfer to the Agent for deposit to the Lessor's demand deposit account with the Agent not later than 12:00 noon, Chicago time, on the applicable Funding Date. Upon (i) the Lessor's receipt of the funds provided by the Participants with respect to an Advance, and (ii) satisfaction or waiver of the conditions precedent to such Advance set forth in Section 6, the Lessor shall (A) in the case of an Advance for the acquisition of the Land Interest, pay the acquisition price for such Land Interest to the Existing Owner, and (B) in the case of other Advances, pay Property Improvement Costs to the payees specified in the applicable Funding Request, or deliver to the Construction Agent funds that the Construction Agent reasonably believes will be due, in the sixty (60) days following such Advance, from the Construction Agent to third parties in respect of Property Improvements Costs, or as payment or reimbursement of Property Improvements Costs previously paid by the Construction Agent, in each case from the funds provided by the Participants for such Advance.

     Section 3.5    Allocation of Commitments. Schedule I hereto contains an
                    -------------------------  ----------
allocation for each Participant of (i) the amount of its Commitment representing its Tranche A Participation Interest ("Tranche A Participation Interest
                                       --------------------------------
Commitment"), including its Tranche A Land Participation Interest Commitment
----------
("Tranche A Land Participation Interest Commitment") and its Tranche A
  ------------------------------------------------
Improvements Participation Interest Commitment ("Tranche A Improvements
                                                 ----------------------
Participation Interest Commitment"), (ii) the amount of its Commitment
---------------------------------
representing its Tranche B Participation Interest ("Tranche B Participation
                                                    -----------------------
Interest Commitment"), including its Tranche B Land Participation Interest
-------------------
Commitment ("Tranche B Land Participation Interest
             -------------------------------------

Commitment") and its Tranche B Improvements Participation Interest Commitment
----------
("Tranche B Improvements Participation Interest Commitment"), (iii) the amount
  --------------------------------------------------------
of its Commitment representing its Tranche C Equity Interest ("Tranche C Equity
                                                               ----------------
Interest Commitment"), including its Tranche C Equity Interest Land Commitment
-------------------
("Tranche C Equity Interest Land Commitment") and its Tranche C Equity Interest
  -----------------------------------------
Improvements Commitment ("Tranche C Equity Interest Improvements Commitment"),
                          -------------------------------------------------
and (iv) the percentage referred to in the definition of the term "Participation Interest" in effect both prior to, and from and after, the Completion Date. The Lessee, the Lessor, the Agent and the Participants have approved all such allocations and percentages. Schedule I shall be amended as required to reflect
                             ----------
any changes in the allocations set forth thereon due to transfers among Participants or the addition of additional Participants pursuant to Section
                                                                    -------
12.1.
----

     Section 3.6    Termination, Reduction, Extension or Increase of
                    ------------------------------------------------
Participants' Commitment.
------------------------

          (a) The Lessor shall have the right, upon not less than five Business Days' written notice to the Agent, to terminate the Participants' Commitments or, from time to time, to reduce the amount of the Participants' Commitments, provided that (i) after giving effect to such reduction, the aggregate outstanding principal amount of the Tranche A Participation Interests shall not exceed the aggregate Tranche A Participation Interest Commitments, (ii) after giving effect to such reduction, the aggregate outstanding principal amount of the Tranche B Participation Interests shall not exceed the aggregate Tranche B Participation Interest Commitments, (iii) after giving affect to such reduction, the aggregate outstanding principal balance of the Tranche C Equity Interests shall not exceed the aggregate Tranche C Equity Interest Commitments, and (iv) any such reduction shall be made pro rata among the Participants' Commitments within each Tranche. Prior to the occurrence and continuance of an Event of Default, the Lessor shall exercise such right only as directed by the Lessee and after the occurrence and during the continuance of an Event of Default the Lessor shall exercise such right only as directed by the Required Participants.

          (b) The Lessee may, by written request to the Lessor and Agent (which the Agent shall promptly forward to each Participant, together with the related Renewal Request received by the Agent pursuant to Section 21.1 of the Lease) given not later than 180 days prior to the Maturity Date then in effect, request (each, an "Extension Request") that such Maturity Date be extended to the date
           -----------------
that is one (1) year after the Maturity Date then in effect. No later than the date (the "Extension Response Date") which is 90 days after any such request has
           -----------------------
been delivered to each of the Participants, each Participant will notify the Lessor in writing (with a copy to the Agent and the Lessee) whether or not it consents to such Extension Request (which consent may be granted or denied by each Participant in its sole discretion and may be conditioned on receipt of such financial information or other documentation as may be specified by such Participant including without limitation satisfactory appraisals of the Property), provided that any Participant that fails to so advise the Lessor on or prior to the applicable Extension Response Date shall be deemed to have denied such Extension Request. The extension of the then-current Maturity Date contemplated by an Extension Request shall become effective as of the Maturity Date then in effect (the "Extension Effective Date") on or after the Extension
                          ------------------------
Response Date on which all of the Participants (other than Non-Consenting Participants which have been replaced by Replacement Participants in accordance with Section
                                                                  -------
3.6(c)) shall have consented to such Extension Request; provided that:
------                                                  --------

                    (A) on both the date of the applicable Extension Request and the applicable Extension Effective Date, (x) each of the representations and warranties made by the Lessee and the Lessor in or pursuant to the Operative Documents shall be true and correct in all material respects as if made on and as of each such date, except for representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such date, (y) no Default or Event of Default shall have occurred and be continuing, and
          (z) on each of such dates the Agent shall have received a certificate of the Lessee and the Lessor, each as to itself, as to the matters set forth in clause (x) above and from the Lessee as to the matters set
                   ----------
          forth in clause (y) above, and
                   ----------

                    (B) the Agent and the Required Participants shall have received satisfactory evidence that the Expiration Date shall, after giving effect to any extension thereof which has become effective on or prior to such Extension Effective Date, occur on the Maturity Date then in effect as so extended, and

                    (C) in no event shall more than two (2) one-year extensions of the Initial Maturity Date be requested pursuant to this Section
                                                                     -------
          3.6(b).
          ------

          (c) The Lessor (after consultation with, and at the direction of, the Lessee) shall be permitted to replace any Non-Consenting Participant (an "Other
                                                                          -----
Non-Consenting Participant") with one or more replacement banks or other
--------------------------
financial institutions reasonably acceptable to the Agent and the Lessee (a "Replacement Participant") at any time on or prior to the date which is 90 days
 -----------------------
after the Extension Response Date; provided that (i) such replacement does not
                                   --------
conflict with any Requirement of Law, (ii) the Replacement Participant shall purchase, at par, all of the Participation Interest of such Non-Consenting Participant, on or prior to the date of replacement, (iii) the Lessee shall be liable to such Non-Consenting Participant under Section 13.6 of this Agreement
                                                ------------
if any Advance (or any Participation Interest therein) shall be prepaid (or purchased) other than on the last day of the Interest Period or Interest Periods relating thereto, (iv) such replacement shall be made in accordance with the provisions of Section 12 of this Agreement (provided that the Lessee shall be
              ----------                    --------
obligated to pay the Transaction Expenses arising in connection therewith), and
(v) the Replacement Participant shall have agreed to be subject to all of the terms and conditions of this Agreement (including the extension of the Maturity Date contemplated by the Extension Request) and the other Operative Documents. The Agent hereby agrees to cooperate with the Lessee and the Lessor in their efforts to arrange one or more Replacement Participants as contemplated by this
Section 3.6(c).
--------------

          (d) Intentionally Omitted.

          (e) On the earlier of the Completion Date and the Outside Completion Date, the Participants' Commitments shall be reduced automatically without any notice or other action by Lessor or any Participant hereunder, to be equal to the then aggregate outstanding principal amount of the respective Participant's Participation Interests.

     Section 3.7    Interest Rates, Yield and Payment Dates.
                    ---------------------------------------

          (a) Each outstanding Advance (other than the Advance to be made on the Closing Date, which shall bear interest (in the case of the Tranche A Participation Interests and Tranche B Participation Interests therein) or yield (in the case of the Tranche C Equity Interest therein) at a rate equal to the Alternate Base Rate unless and until such Advance is converted to a Eurodollar Rate Advance in accordance with this Section 3.7(a)) shall bear interest (in the case of the Tranche A Participation Interests and Tranche B Participation Interests therein) or yield (in the case of the Tranche C Equity Interest therein) for each day during each Interest Period with respect thereto (in the case of a Eurodollar Rate Advance) at a rate per annum (for such Interest Period, in the case of a Eurodollar Rate Advance) equal to (i) in the case of any Eurodollar Rate Advance, the Eurodollar Rate two (2) Business Days prior to the first day of such Interest Period, plus the Applicable Margin then in effect and (ii) in the case of any Alternate Base Rate Advance, at a rate per annum equal to the Alternate Base Rate, in each case with respect to either clause (i)
                                                                      ----------
or (ii) as elected by Lessee in its Funding Request in respect of the relevant
   ----
Advance or in a notice delivered pursuant to this Section 3.7(a).
                                                  --------------
Notwithstanding the foregoing, at the option of the Agent, if an Event of Default shall have occurred and be continuing, the rate payable hereunder with respect to any Advance shall be the rate then applicable thereto as determined pursuant to either clause (i) or clause (ii) above, as applicable, plus 2.0% per
                   ----------    -----------
annum. The Lessee shall give irrevocable notice to the Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Appendix 1
                                                                     ----------
and this Section 3.7(a), of the length of each Interest Period to be applicable
         --------------
to each Eurodollar Rate Advance. Each of the Participants, Agent, Lessor and Lessee hereby agree that Lessee shall have the right, by delivering a notice to Agent on or before 12:00 noon (Chicago, Illinois time) on a Business Day, to elect irrevocably, on not less than three nor more than five Business Days' written notice prior to the last day of any then current Interest Period in the case of a notice requesting a conversion of a Eurodollar Rate Advance into an Alternate Base Rate Advance, or the continuation of a Eurodollar Rate Advance as such, that all or any portion of the Advances (in an aggregate minimum amount of $5,000,000 and integral multiples of $100,000 in excess thereof, in the case of the conversion of an Alternate Base Rate Advance into a Eurodollar Rate Advance or the continuation of a Eurodollar Rate Advance as an Advance of such Type) (a) be converted into an Alternate Base Rate Advance or a Eurodollar Rate Advance, or (b) be continued as a Eurodollar Rate Advance. Any conversion into, or continuation of, a Eurodollar Rate Advance shall have Interest Periods (subject to the limitations set forth in the definition thereof) of the length set forth in such notice (in the absence of delivery of such notice at least three Business Days before the last day of any then current Interest Period with respect to any Eurodollar Rate Advance, Lessee shall be deemed to have elected to continue the applicable Advance as a Eurodollar Rate Advance and the Interest Period with respect thereto shall be one month). There shall not be more than five (5) Interest Periods outstanding at any time.

          (b) If all or a portion of (i) the amount of any Advance, (ii) any interest or yield payable thereon or (iii) any other amount payable hereunder, shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest or yield at a rate per annum which is equal to the Overdue Rate.

          (c) After the Completion Date, interest and yield shall be payable in cash in arrears on each Scheduled Payment Date, provided that (i) interest and
                                                --------
yield accruing pursuant to paragraph (b) of this Section 3.7 shall be payable
                           -------------         -----------
from time to time on demand and (ii) each prepayment of Advances shall be accompanied by accrued interest and yield to the date of such prepayment on the amount of Advances so prepaid.

          (d) On each date which is three Business Days prior to any Scheduled Payment Date occurring prior to the Completion Date, the Lessee, as Construction Agent, shall be deemed to have requested an Advance comprised of an Interest Payment Advance pursuant to Section 3.4 and the Lessor shall be deemed to have
                            -----------
requested a purchase pursuant to Section 3.2 of Participation Interests in such
                                 -----------
Advance in an amount equal to the aggregate amount of the interest or yield due and payable on such date with respect to accrued interest and yield on the outstanding Advances. The Funding Date with respect to any such Interest Payment Advance and purchase of Participation Interests therein shall be the relevant Scheduled Payment Date (provided that such Advance and the purchase of such
                        --------
Participation Interests shall be subject to satisfaction of the applicable conditions precedent set forth in Section 6) and the proceeds of such payment
                                  ---------
shall be applied to pay such accrued interest and yield.

          (e)  Capitalization of Certain Amounts Prior to Completion Date.
               ----------------------------------------------------------

               (i) On each date prior to the Completion Date that any amount is payable under the Operative Documents on account of (A) accrued interest and accrued yield on outstanding Advances (to the extent provided in
     Section 3.7(d)), (B) fees pursuant to Section 4, (C) Transaction Expenses
     --------------                       ---------
     of the Lessor, the Agent or any Participant pursuant to Section 9, or (D)
                                                             ---------
     any other amounts (other than as described in clause (ii) of this Section
                                                   -----------         -------
     3.7(e)) required by any provision of the Operative Documents to be
     ------
     capitalized prior to the Completion Date, such amounts shall be capitalized by automatically treating such amount as an Advance and a related purchase of Participation Interests therein made on such date.

               (ii) If any Lessor Party shall request the Lessor to capitalize the amount of (A) any Claims pursuant to clause (5)(A)(2) of the proviso to
                                              ----------------
     Section 13.1, or (B) any loss or liability pursuant to Section 24.1 of the
     ------------
     Lease, and if the Lessor in its discretion consents to such capitalization, any such amount shall be capitalized by automatically treating such amount as an Advance and a related purchase of Participation Interests therein (funded by such Lessor Party); provided, however, that the Lessee shall
                                    --------  ------
     have no obligation to pay any such amounts if the Lessee exercises the Remarketing Option or is otherwise required to pay the Residual Value Guarantee Amount in accordance with the Lease and the other Operative Documents except from the proceeds of the sale or disposition of the Property. If any such capitalized amounts are included in the Asset Termination Value, Lease Balance or Participant Balance (the "3.7(e)(ii)
                                                                   ----------
     portion" of the Asset Termination Value, Lease Balance or Participant
     -------
     Balance), all the Lessee payments and other amounts applied to the Asset Termination Value, Lease Balance or Participant Balance shall be applied as provided in Sections 3.11 - 3.20 of this Agreement. The Agent shall notify
                 --------------------
     the Lessee, the Lessor and each Participant of each amount capitalized and treated as an Advance (and a related purchase of Participation

     Interests therein) under this Section 3.7(e)(ii) within fifteen (15) days
                                   ------------------
     after each such Advance.

          (f)  Cash Collateral Agreement.
               -------------------------

               (i) After the Completion Date, the Lessee will have the option to pledge Cash Collateral pursuant to the Cash Collateral Agreement against the Tranche A Participation Interests, the Tranche B Participation Interests, and the Tranche C Equity Interests, or any portion thereof, to reduce the Applicable Margin then in effect with respect thereto from time to time so long as such Cash Collateral is pledged and retained pursuant to and in accordance with the terms of the Cash Collateral Agreement, provided that Lessee may not elect such option if at the time thereof an Event of Default has occurred and is continuing or the amount on deposit in the Minimum Cash Balance Account is not at least equal to the Required Cash Balance Amount as of such date. When the Lessee wishes to exercise such option, it shall deliver to the Agent a request in substantially the form of Exhibit C (the "Cash Collateral Request") together with an opinion of
        ---------       -----------------------
     counsel reasonably acceptable to Lessor as to the perfection of the security interests granted in the Cash Collateral, in form and substance reasonably acceptable to Lessor, no later than five (5) Business Days prior to the commencement date of the applicable Interest Period and the Lessee shall deposit such Cash Collateral pursuant to the Cash Collateral Agreement not later than 1:00 p.m. Chicago time on the last Business Day of the Interest Period preceding the Interest Period for which the reduction in the Applicable Margin is to take effect.

               (ii) If Lessee's Funded Indebtedness to EBITDA Ratio for any fiscal quarter ending on or after June 30, 2003 as reflected in the financial statements provided pursuant to Section 10.1(a)(v) below is greater than 2.5 to 1, Lessee shall, within 45 days following such fiscal period, pledge Cash Collateral pursuant to the Cash Collateral Agreement in an amount equal to the aggregate sum of the outstanding principal amounts of the Land Advances and the Improvement Advances (including amounts capitalized pursuant to Section 3.7(e) hereof) and deliver to Lessee an opinion of counsel reasonably acceptable to Lessor as to the perfection of the security interests granted in the Cash Collateral if not previously provided under Section 3.7(f)(i), in form and substance reasonably acceptable to Lessor, such Cash Collateral to be pledged and retained pursuant to and in accordance with the terms of the Cash Collateral Agreement until Lessee otherwise comes into compliance with such financial ratio.

     Section 3.8    Computation of Interest and Yield.
                    ---------------------------------

          (a) Whenever it is calculated on the basis of the Alternate Base Rate, interest and yield shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed; otherwise, interest and yield shall be calculated on the basis of a 360-day year for the actual days elapsed. The Agent shall as soon as practicable notify the Lessor, the Lessee and the Participants of each determination of a Eurodollar Rate. Any change in the interest rate or yield rate on an Advance resulting from a change in the Alternate Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall as soon as practicable notify the Lessor, the Lessee and the Participants of the effective date and the amount of each such change in interest rate or yield rate.

          (b) Each determination of an interest rate or a yield rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Lessor, the Lessee and the Participants in the absence of manifest error. The Agent shall, at the request of such parties, deliver to such parties a statement showing the quotations used by the Agent in determining any interest rate or yield rate pursuant to Section 3.8(a).
                                        --------------

     Section 3.9    Pro Rata Treatment and Payments.
                    -------------------------------

          (a) Each participation in the Advances by the Participants hereunder and each reduction of the Commitments of the Participants shall be made pro rata among the Tranche A Participants, Tranche B Participants and Tranche C Participants according to the respective Commitment Percentages of each such Participant then in effect. Except as otherwise provided in Sections 3.11 -
                                                            -------------
3.20, each payment (including each prepayment) by the Lessor on account of
----
Participation Interests representing the amount of principal and interest or yield on the Advances shall be made pro rata among the Tranche A Participants, Tranche B Participants and Tranche C Participants according to the respective Participation Interests of each such Participant then in effect. Any payment required to be made to the Participants in any particular Tranche shall be made pro rata among such Participants, without priority of any one such Participant over any others within such Tranche, in the proportion that such Participant's Participant Balance within such Tranche bears to the aggregate Participant Balances of all Participants within such Tranche. All payments (including prepayments) to be made by the Lessor hereunder to the Participants with respect to their Participation Interests, whether on account of principal, interest, yield or otherwise, shall be payable to the extent received by the Lessor from or on behalf of the Lessee, shall be made without setoff or counterclaim and shall be made prior to 2:00 p.m., Chicago time, on the due date thereof to the Agent, for the account of the Participants, at the Agent's office referred to in
Section 15.3 of this Agreement, in Dollars and in immediately available funds.
------------
The Agent shall distribute such payments to the Participants promptly upon receipt in like funds as received; it being understood that any such payment received by the Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date on which such funds are so received. If any payment hereunder (other than payments of Participation Interests in the Advances) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment of Participation Interests in an Advance becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension or shortening of the due date of any payment pursuant to the preceding two sentences, interest or yield thereon shall be payable at the then applicable rate during such extension or until such shortened due date, as the case may be.

          (b) Unless the Agent shall have been notified in writing by any Participant prior to funding its Participation Interest in an Advance that such Participant will not make its share of such Advance available to the Agent, the Agent may assume that such Participant is making such amount available to the Agent. If such Participant's share of such Advance is not made available to the Agent by such Participant on or prior to such Funding Date, the Lessor shall not be required to make such portion of such Advance to the Lessee.

     Section 3.10   The Account. The Agent may if it so desires establish an
                    -----------
account (the "Account") into which the Agent and the Lessor shall deposit all
              -------
payments, receipts and other consideration of any kind whatsoever paid under the Lease and received by the Agent or the Lessor pursuant to this Agreement, the Lease and any other Operative Document. Each of the Agent and the Lessor hereby irrevocably instructs the Lessee, and the Lessee hereby agrees, until otherwise notified by the Agent, that all payments to be made by the Lessee to or for the benefit of the Lessor or the Agent pursuant to the Lease or any of the other Operative Documents shall be made directly to the Agent. The Agent shall make distributions of such payments, receipts and other consideration (and, if an Account is used, from the Account) pursuant to the requirements of Sections
                                                                   --------
3.11- 3.20 hereof.
----  ----

     Section 3.11   Basic Rent. Each payment (or portion thereof) of Basic Rent
                    ----------
comprising interest or yield on the Advances (and any payment of interest on overdue installments of such components of Basic Rent) received by the Agent shall be distributed by the Agent first, to the Tranche A Participants and Tranche B Participants pro rata, and second to the Tranche C Participants pro rata, in accordance with, and for application to, the portion of their Participation Interests in such portion of Basic Rent, as well as in any overdue interest due to such Participant (to the extent permitted by applicable law).

     Section 3.12   Purchase Payments by Lessee.  Any payment received by the
                    ---------------------------
Agent as a result of:

               (a) the purchase of the Lessor's interest in the Property in connection with the Lessee's exercise of its Purchase Option under Section 20.1 of the Lease or its Partial Purchase Option under Section 20.1 of the Lease, or

               (b) the Lessee's compliance with its obligation to purchase the Lessor's interest in the Property in accordance with Section 20.2 or 20.3 of the Lease, or

               (c) the payment of the Land Asset Termination Value and/or Improvements Asset Termination Value in accordance with Sections 16.2(b) or 16.3 of the Lease,

shall be distributed by the Agent in the following order of priority:

                    (i) proceeds in respect of the Land Interest (except as provided in (iii) below) shall be distributed among the Land Participants as follows:

                         first, to the Tranche A Land Participants and the
                         -----
               Tranche B Land Participants, pro rata, for application to pay in full the Tranche A Land Participant Balance and Tranche B Land Participant Balance (other than any 3.7(e)(ii) portion thereof) of each such Land Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among such Land Participants;
                    --- ----
                    second, to the Tranche A Land Participants and the Tranche B
                    ------
          Land Participants, pro rata to pay in full the 3.7(e)(ii) portion of their Tranche A Land Participant Balances and Tranche B Land Participation Balances until such portion of such Participant Balances have been paid in full; and in any case where the amount shall be insufficient to pay in full as aforesaid, then pro rata among the such
                                                         --- ----
          Land Participants;

                    third, to the Tranche C Land Participants for application to
                    -----
          pay in full the Tranche C Land Participant Balance (other than any 3.7(e)(ii) portion thereof) of each Tranche C Land Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche C Land
                                     --- ----
          Participants; and

                    fourth, to the Tranche C Land Participants to pay in full
                    ------
          the 3.7(e)(ii) portion of their Tranche C Land Participant Balances until their Tranche C Land Participant Balances have been paid in full; and in any case where the amount shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche C Land
                                  --- ----
          Participants.

               (ii) proceeds in respect of the Improvements (except as provided in (iii) below) shall be distributed among the Improvements Participants as follows:

                    first, to the Tranche A Improvements Participants and the
                    -----
          Tranche B Improvements Participants, pro rata, for application to pay in full the Tranche A Improvements Participant Balance and Tranche B Improvements Participant Balance (other than any 3.7(e)(ii) portion thereof) of each such Improvements Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among such Improvements Participants;
                          --- ----

                    second, to the Tranche A Improvements Participants and the
                    ------
          Tranche B Improvements Participants, pro rata, to pay in full the 3.7(e)(ii) portion of their Tranche A Improvements Participant Balances and Tranche B Improvements Participants Balances until such portion of such Participant Balances have been paid in full; and in any case where the amount shall be insufficient to pay in full as aforesaid, then pro rata among such Improvements Participants;
                          --- ----

                    third, to the Tranche C Improvements Participants for
                    -----
          application to pay in full the Tranche C Improvements Participant Balance (other than any 3.7(e)(ii) portion thereof) of each Tranche C Improvements Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche C Improvements Participants; and
          --- ----

                    fourth, to the Tranche C Improvements Participants to pay in
                    ------
          full the 3.7(e)(ii) portion of their Tranche C Improvements Participant Balances until their Tranche C Improvements Participant Balances have been paid in full; and in any case where the amount shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche C Improvements
                          --- ----
          Participants.

                    (iii) application of any proceeds in respect of the Cash Collateral Agreement or the Minimum Cash Balance Collateral Agreement shall be distributed as follows:

                           first, to the Tranche A Participants and the Tranche
                           -----
          B Participants, pro rata, for application to pay in full the Participant Balance (other than any 3.7(e)(ii) portion thereof) of each such Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among
                                                                  --- ----
          such Participants;

                           second, to the Tranche A Participants and the Tranche
                           ------
          B Participants, pro rata to pay in full the 3.7(e)(ii) portion of their Participant Balances until such portion of such Participant Balances have been paid in full; and in any case where the amount shall be insufficient to pay in full as aforesaid, then pro rata among
                                                                  --- ----
          such Participants;

                           third, to the Tranche C Participants for application
                           -----
          to pay in full the Tranche C Participant Balance (other than any 3.7(e)(ii) portion thereof) of each Tranche C Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche C Participants; and
                                  --- ----

                           fourth, to the Tranche C Participants to pay in full
                           ------
          the 3.7(e)(ii) portion of their Tranche C Participant Balances until their Tranche C Participant Balances have been paid in full; and in any case where the amount shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche C Participants.
                          --- ----

     Section 3.13   Residual Value Guarantee Amount Payment by Lessee. The
                    -------------------------------------------------
payment by the Lessee of any Residual Value Guarantee Amount in accordance with
Section 17.2(h) of the Lease, Section 3.4(b) of the Construction Agency Agreement or Article XXII of the Lease shall be distributed by the Agent in the following order of priority:

          (a) payments in respect of the Land Interest Residual Value Guarantee Amount (except as provided in (c) below) shall be distributed among the Land Participants as follows:

          first, to the Tranche A Land Participants for application to pay in
          -----
     full the Tranche A Land Participant Balance of each Tranche A Land Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among such Tranche
                                                    --- ----
     A Land Participants;

          second, to the Tranche B Land Participants for application to pay in
          ------
     full the Tranche B Land Participant Balance of each Tranche B Land Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among such Tranche B Land Participants; and
                     --- ----

          third, to the Tranche C Land Participants for application to pay in
          -----
     full the Tranche C Land Participant Balance of each Tranche C Land Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among such Tranche
                                                    --- ----
     C Land Participants.

          (b) payments in respect of the Improvements Residual Value Guarantee Amount (except as provided in (c) below) shall be distributed among the Improvements Participants as follows:

          first, to the Tranche A Improvements Participants for application to
          -----
     pay in full the Tranche A Improvements Participant Balance of each Tranche A Improvements Participant, and in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro
                                                                         ---
     rata among the Tranche A Improvements Participants;
     ----

          second, to the Tranche B Improvements Participants for application to
          ------
     pay in full the Tranche B Improvements Participant Balance of each Tranche B Improvements Participant, and in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro
                                                                         ---
     rata among the Tranche B Improvements Participants; and
     ----

          third, to the Tranche C Improvements Participants for application to
          -----
     pay in full the Tranche C Improvements Participant Balance of each Tranche C Improvements Participant, and in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro
                                                                         ---
     rata among the Tranche C Improvements Participants.
     ----

          (c) application of any proceeds in respect of the Cash Collateral Agreement or the Minimum Cash Balance Collateral Agreement following exercise by the Lessee of the Remarketing Option shall be distributed among the Participants as follows, subject to Section 22.1 of the Lease:

          first, to the Tranche A Participants for application to pay in full
          -----
     the Tranche A Participant Balance of each Tranche A Participant and in the case when the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among such Tranche A Participants;
                     --- ----

          second, to the Tranche B Land Participants and the Tranche C Land
          ------
     Participants for application to pay in full the Tranche B Land Participant Balance of each Tranche B Land Participant and the Tranche C Participant Balance of each Tranche C Land Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among such Tranche B Land Participants and Tranche C Land
          --- ----
     Participants.

     Section 3.14   Sales of Proceeds of Property.  Any payments received by the
                    -----------------------------
Agent as proceeds from the sale of the Property sold following the occurrence of an Event of Default under Article XVII of the Lease (in the case of any portion of such proceeds which, pursuant to

Section 3.17, are required to be distributed in accordance with this Section
------------                                                         -------
3.14), following the occurrence of a Construction Termination Event or pursuant
----
to the Lessee's exercise of the Remarketing Option pursuant to Article XXII of the Lease, together with any payment made by the Lessee as a result of an appraisal pursuant to Section 13.2 of this Agreement, shall be distributed by
                      ------------
the Agent in the following order of priority:

          (a) payments in respect of the Land Interest shall be distributed among the Land Participants as follows:

          first, to the Tranche B Land Participants for application to pay in
          -----
     full the Tranche B Land Participant Balance (other than any 3.7(e)(ii) portion thereof) of each Tranche B Land Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Land Participants;
                     --- ----

          second, to the Tranche A Land Participants for application to pay in
          ------
     full the Tranche A Land Participant Balance (other than any 3.7(e)(ii) portion thereof) of each Tranche A Land Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche A Land Participants;
                     --- ----

          third, to the Tranche C Land Participants for application to pay in
          -----
     full the Tranche C Land Participant Balance (other than any 3.7(e)(ii) portion thereof) of each Tranche C Land Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche C Land Participants;
                     --- ----

          fourth, to the Tranche B Land Participants to pay in full the
          ------
     3.7(e)(ii) portion of their Tranche B Land Participant Balances until their Tranche B Land Participant Balances have been paid in full; and in any case where the amount shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Land Participants;
     --- ----

          fifth, to the Tranche A Land Participants to pay in full the
          -----
     3.7(e)(ii) portion of their Tranche A Land Participant Balances until their Tranche A Land Participant Balances have been paid in full; and in any case where the amount shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche A Land Participants;
     --- ----

          sixth, to the Tranche C Land Participants to pay in full the
          -----
     3.7(e)(ii) portion of their Tranche C Land Participant Balances until their Tranche C Land Participant Balances have been paid in full; and in any case where the amount shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche C Land Participants; and
     --- ----

          seventh, the balance, if any, shall be promptly distributed to, or as
          -------
     directed by, the Lessee.

          (b) payments in respect of the Improvements shall be distributed among the Improvements Participants as follows:

          first, to the Tranche B Improvements Participants for application to
          -----
     pay in full the Tranche B Improvements Participant Balance (other than any 3.7(e)(ii) portion thereof) of each Tranche B Improvements Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Improvements
                             --- ----
     Participants;

          second, to the Tranche A Improvements Participants for application to
          ------
     pay in full the Tranche A Improvements Participant Balance (other than any 3.7(e)(ii) portion thereof) of each Tranche A Improvements Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche A Improvements
                             --- ----
     Participants;

          third, to the Tranche C Improvements Participants for application to
          -----
     pay in full the Tranche C Improvements Participant Balance (other than any 3.7(e)(ii) portion thereof) of each Tranche C Improvements Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche C Improvements
                             --- ----
     Participants;

          fourth, to the Tranche B Improvements Participants to pay in full the
          ------
     3.7(e)(ii) portion of their Tranche B Improvements Participant Balances until their Tranche B Improvements Participant Balances have been paid in full; and in any case where the amount shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Improvements Participants;
                        --- ----

          fifth, to the Tranche A Improvements Participants to pay in full the
          -----
     3.7(e)(ii) portion of their Tranche A Improvements Participant Balances until their Tranche A Improvements Participant Balances have been paid in full; and in any case where the amount shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche A Improvements Participants;
                        --- ----

          sixth, to the Tranche C Improvements Participants to pay in full the
          -----
     3.7(e)(ii) portion of their Tranche C Improvements Participant Balances until their Tranche C Improvements Participant Balances have been paid in full; and in any case where the amount shall be insufficient to pay in full as aforesaid then pro rata among the Tranche C Improvements Participants;
                       --- ----
     and

          seventh, the balance, if any, shall be promptly distributed to or as
          -------
     directed by the Lessee.

          (c) The parties hereto acknowledge and agree that, in the event of a sale of the Property following the occurrence of an Event of Default under
Article XVII of the Lease, the proceeds received from such sale shall be allocated among the Participants as follows (i) a portion of such proceeds equal to (x) the amount of the Land Asset Termination Value divided by (y) the aggregate Asset Termination Value, shall be deemed to have been received in respect of the Land Interest and shall be allocated to the Land Participants for distribution in accordance with Section 3.14(a) above, and (ii) a portion of
                                ---------------
such proceeds equal to (x) the amount of the Improvements Asset Termination Value divided by (y) the aggregate Asset Termination Value, shall be deemed to have been received in respect of the Improvements and shall be allocated to the Improvements Participants for distribution in accordance with Section 3.14(b) above.
     ---------------

     Section 3.15   Supplemental Rent. All payments of Supplemental Rent
                    -----------------
received by the Agent (excluding any amounts payable pursuant to the preceding provisions of this Section 3) shall be distributed promptly by Agent upon
                   ---------
receipt thereof to the Persons entitled thereto pursuant to the Operative Documents.

     Section 3.16   Excepted Payments. Notwithstanding any other provision of
                    -----------------
this Agreement or the Operative Documents, any Excepted Payment received at any time by the Agent shall be distributed promptly to the Person entitled to receive such Excepted Payment pursuant to the Operative Documents.

     Section 3.17   Distribution of Payments After Event of Default. All
                    -----------------------------------------------
payments received and amounts realized by the Lessor or the Agent after an Event of Default exists, including under the Cash Collateral Agreement or the Minimum Cash Balance Collateral Agreement and proceeds from the sale of any of the Property, proceeds of any amounts from any insurer or any Governmental Authority in connection with any Casualty or Condemnation, or from Lessee as payment in accordance with the Lease, including any payment received from Lessee pursuant to Article XVII of the Lease, shall, if received by Lessor, be paid to the Agent as promptly as possible and shall be distributed by the Agent in the following order of priority:

          first, so much of such payment or amount as shall be required to
          -----
     reimburse the Lessor or the Agent for any tax, expense or other loss incurred by the Lessor or the Agent (including, to the extent not previously reimbursed, those incurred in connection with any duties of the Agent as the Agent) and any unpaid ongoing fees of the Lessor and the Agent shall be distributed to each of them for its own account;

          second, so much of such payments or amounts as shall be required to
          ------
     reimburse the then existing or prior Participants for payments made by them to the Lessor pursuant to Section 18.1 of the Lease (to the extent not previously reimbursed) and to pay such then existing or prior Participants the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to each such Participant without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

          third, (i) in the case of a sale of the Property, in the order set
          -----
     forth in Section 3.14; (ii) in the case of the payment of any Residual
              ------------
     Value Guarantee Amount or Asset Termination Value in connection with a remarketing or return of the Property pursuant to Section 17.2(h) of the Lease prior to the Completion Date, in the order of priority set forth in the applicable provisions of Section 3.13; and (iii) in all other cases, so
                                  ------------
     much of such amount as shall be required to pay in full the Participant Balance of each Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then in the order of priority set forth in Section 3.12(c)(i), in the case of the Land
                                    ------------------
     Interest, or Section 3.12(c)(ii), in the case of the Improvements; and in
                  -------------------
     any case where the amount of any such payment in this clause (iii) shall be
                                                           ------------
     insufficient to pay in
     full as aforesaid, then pro rata within a Tranche without priority of any
                             --- ----
     Participation Interest in such Tranche over any other Participation Interest within such Tranche; and

          fourth, the balance, if any, of such payment or amounts remaining
          ------
     thereafter shall be promptly distributed to, or as directed by, the Lessee.

     Section 3.18   Other Payments.
                    --------------

          (a)  Except as otherwise provided in Sections 3.11, 3.12, 3.17 and
                                               -------------  ----  ----
paragraph (b) below,
--------- ---

               (i) any payment received by the Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Section 3, and
             ---------

               (ii) all payments received and amounts realized by the Lessor or the Agent under the Lease or otherwise with respect to the Property, the Cash Collateral or the Minimum Cash Balance Collateral to the extent received or realized at any time after indefeasible payment in full of the Participant Balances of all of the Participants and any other amounts due and owing to the Lessor, the Participants or the Agent, shall be distributed forthwith by the Agent in the order of priority set forth in Section 3.12(c)(i), in the case of the Land Interest, or Section 3.12(c)(ii),
   ------------------                                       -------------------
in the case of the Improvements (in the case of any payment described in clause
                                                                         ------
(i) above) or in Section 3.17 hereof (in the case of any payment described in
---              -------------------
clause (ii) above), except, that in the case of any payment described in clause
-----------                                                              ------
(ii) above, such payment shall be distributed omitting clause third of such
----                                                   ------------
Section 3.17; and the balance, if any (in the case of any payment described in
------------
clause (i) or (ii) above), shall be distributed to, or as directed by, the
----------    ----
Lessee.

          (b)  Except as otherwise provided in Sections 3.11 and 3.12 hereof,
                                               -------------     ----
any payment received by the Agent for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Section 3
                                                                   ---------
shall be distributed forthwith by the Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

     Section 3.19   Casualty and Condemnation Amounts. Any amounts payable to
                    ---------------------------------
the Lessor as a result of a Casualty or Condemnation pursuant to Section 15.1 of the Lease (but excluding any amounts payable pursuant to Section 16.2 of the Lease) shall, if no Lease Event of Default exists, be paid over to Lessee for the rebuilding or restoration of that portion of the Property to which such Casualty or Condemnation applied, and any excess proceeds shall be paid to the Lessee. If a Lease Event of Default exists, then during the continuance of such Lease Event of Default, all such amounts shall be delivered pursuant to the Cash Collateral Agreement to be held as Cash Collateral and upon exercise of the Lessor's remedies under the Operative Documents shall be distributed pursuant to
Section 3.17.
------------

     Section 3.20   Order of Application. To the extent any payment made to any
                    --------------------
Participant pursuant to Sections 3.12, 3.13, 3.14 or 3.17(a) is insufficient to
                        -------------  ----  ----    -------
pay in full the

Participant Balance of such Participant, then each such payment shall first be applied to its Participation Interest in accrued interest or yield and then to its Participation Interest in principal or the equity component of the Advances.

                                   SECTION 4

                                     FEES

     Section 4.1    Commitment Fees. The Lessor shall pay to the Agent for the
                    ---------------
account of each Participant a commitment fee (the "Commitment Fees") for the
                                                   ---------------
period from and including the Closing Date to the earlier of (i) the Completion Date or (ii) the Outside Completion Date, computed in the case of each Participant at a rate per annum equal to the Commitment Fee Rate multiplied by the Available Commitments of such Participant, in each case during the period for which payment is made, payable in arrears on each Commitment Fee Payment Date. Commitment Fees shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Commitment Fee shall be funded by Advances funded by the Participants and capitalized as provided in
Section 3.7(e)(i).
-----------------

     Section 4.2    Arrangement Fee; Other Fees. The Lessor paid to the Arranger
                    ---------------------------
an arrangement fee (the "Arrangement Fee") on the Closing Date as set forth in
                         ---------------
the Fee Letter, which fee was funded by an Advance funded by the Participants and capitalized as provided in Section 3.7(e)(i). In addition, the Lessor shall
                               -----------------
pay (a) to the Arranger an underwriting and structuring fee (the "Structuring
                                                                  -----------
Fee") on the Improvements Closing Date as set forth in the Supplemental Fee
---
Letter, and (b) to the Agent, for the benefit of each of the Improvements Participants, such Upfront Fees as are payable to each such Participant. The Structuring Fee and the Upfront Fees shall be funded by Advances funded by the Participants and capitalized as provided in Section 3.7(e)(i).
                                            -----------------

     Section 4.3    Administration Fee. During the Construction Period, the
                    ------------------
Lessor, and thereafter, the Lessee, shall pay to the Agent for its own account an annual administration fee (the "Administration Fee") in the amount set forth
                                   ------------------
in the Fee Letter, payable annually in advance on the Closing Date and thereafter on each anniversary of the Closing Date to but excluding the Expiration Date. During the Construction Period, the Administrative Fee shall be funded by an Advance funded by the Participants and capitalized as provided in
Section 3.7(e)(i). From and after the Completion Date, the Administration Fee
-----------------
shall be paid by the Lessee annually in advance on each anniversary of the Closing Date during the Term (excluding the Expiration Date).

     Section 4.4    Overdue Fees. If all or a portion of any fee due hereunder
                    ------------
shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the Overdue Rate from the date of such nonpayment until such amount is paid in full (as well after as before judgment).

                                   SECTION 5

                       CERTAIN INTENTIONS OF THE PARTIES

     Section 5.1    Nature of Transaction.
                    ---------------------

               (a) It is the intent of the parties hereto that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended and interpreted, for purposes of Lessee's financial reporting, and (ii) for purposes of federal, state and local income or franchise taxes (and any other tax imposed on or measured by income), and documentary, intangibles and transfer taxes, the transaction contemplated hereby is a financing arrangement and preserves ownership in the Property in the Lessee. The parties shall take no action inconsistent with such intention. Nevertheless, the Lessee acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

               (b)  Specifically, without limiting the generality of subsection
                                                                     ----------
(a) of this Section 5.1, the parties hereto intend and agree that with respect
---         -----------
to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America, any State or Commonwealth thereof or any foreign country affecting the Lessee, the Lessor or any Participant or any enforcement or collection actions arising out of or relating to bankruptcy or insolvency laws,
(i) the transactions evidenced by the Operative Documents shall be deemed to be loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under the Lease to pay Basic Rent, Supplemental Rent, Asset Termination Value or Residual Value Guarantee Amount in connection with any purchase or sale of the Property pursuant to the Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, and (iii) the Lease grants a security interest and mortgage, deed of trust or lien, as the case may be, in the Property to the Lessor and assigned by the Lessor to the Agent for the benefit of the Participants to secure the Lessee's performance and payment of all amounts under the Lease and the other Operative Documents.

               (c) If the transaction evidenced by this Agreement and the other Operative Documents can no longer be treated as an operating lease pursuant to GAAP for accounting purposes, all provisions in the Operative Documents limiting the Lessee's obligation to pay the Asset Termination Value (including the Remarketing Option) shall no longer apply. If any such change in accounting treatment shall occur, the Lessee, the Lessor, the Agent and the Participants shall negotiate in good faith to enter into such amendments to the Operative Documents as may be reasonably necessary or desirable to reflect the foregoing.

     Section 5.2    Amounts Due Under Lease. Anything else herein or elsewhere
                    -----------------------
to the contrary notwithstanding, it is the intention of the Lessee, the Lessor, the Participants and the Agent that: (i) the amount and timing of installments of Basic Rent due and payable from time to time from the Lessee under the Lease shall be equal to the aggregate payments due to the Participants in respect of their Participation Interests on each Payment Date; (ii) if the Lessee elects the Purchase Option or becomes obligated to purchase the Property under the Lease, the Participation Interests, all fees and all of the interest on overdue amounts thereon and all other obligations of the Lessee owing to the Lessor, the Participants and the Agent shall be paid in full by the Lessee; (iii) if the Lessee elects the Partial Purchase Option, the Participation Interests, all fees and all of the interest on overdue amounts thereon and all other obligations of the Lessee owing to the Lessor, the Participants and the Agent, in each case to the extent attributable to the portion of the Property so purchased, shall be paid in full by the Lessee; (iv) if the Lessee properly elects the Remarketing Option, the Lessee shall only be required to pay to the Lessor the proceeds of the sale of the Property, the Residual Value Guarantee Amount and any amounts due pursuant to Section 13 of
                                                                ----------
this Participation Agreement and Section 22.2 of the Lease (which aggregate amounts with respect to the Improvements may be less than the Improvements Asset Termination Value); and (v) upon a Lease Event of Default resulting in an acceleration of the Lessee's obligation to purchase the Property under the Lease, the amounts then due and payable by the Lessee under the Lease shall include all amounts necessary to pay in full the Asset Termination Value, plus all other amounts then due from the Lessee to the Participants, the Agent and the Lessor under the Operative Documents.

                                   SECTION 6

                CONDITIONS PRECEDENT TO CLOSING DATE AND ADVANCES

     Section 6.1    Conditions Precedent - Land Interest. The occurrence of the
                    ------------------------------------
Closing Date, the obligation of the Lessor to acquire the Land Interest on the Land Interest Acquisition Date and to make the Advance in respect of the Land Interest on the Land Interest Acquisition Date, the obligation of the Lessor to fund any Interest Payment Advance or other capitalized amount on any Funding Date in respect of the Land Interest, and the obligation of each Participant to purchase its Participation Interest in, and to make available to the Lessor its related portion of, each such Advance on such Funding Date are subject to satisfaction or waiver of the following conditions precedent and the conditions precedent set forth in Section 6.3 (it being understood that the Lessor's
                       -----------
obligation to acquire such Land Interest shall not be subject to the conditions precedent set forth in this Section 6.1 or Section 6.3 to the extent such
                            -----------    -----------
conditions are actions required of the Lessor) on or prior to the Closing Date, the Land Interest Acquisition Date or such Funding Date, as the case may be:

               (a)  Acquisition and Funding Request. On or prior to the Land
                    -------------------------------
Interest Acquisition Date or applicable Funding Date, the Agent and the Lessor shall have received a fully executed counterpart of the Acquisition Request or Funding Request, as the case may be, appropriately completed by the Lessee, acting as Construction Agent, in accordance with Sections 3.3 and 3.4,
                                                 ------------     ---
respectively; provided, that this condition shall be deemed to have been
              --------
satisfied in connection with an Interest Payment Advance pursuant to Section
                                                                     -------
3.7(d) hereof or any amount capitalized pursuant to Section 3.7(e) hereof.
------                                              --------------

               (b)  Operative Documents. Each of the Operative Documents to be
                    -------------------
entered into on or prior to the Closing Date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, including, without limitation, (i) this Participation Agreement, (ii) the Lease, (iii) the Land Lease Supplement; (iv) the Construction Agency Agreement, (v) the Construction Agency Agreement Assignment, (vi) the Mortgage, (vii) the Assignment of Lease,
(viii) the Consent to Assignment, (ix) the Assignment and Assumption of Purchase Agreement, (x) the Memorandum of Option, (xi) the Subordination Agreement, (xii) the Cash Collateral Agreement, and (xiii) the Deed. No Default or Event of Default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Operative Documents), and the Lessor, the Agent and each Participant shall each have received a fully executed copy of each of the Operative Documents (other than the Lease, Land Lease Supplement, the Mortgage, the Assignment of Lease and the Subordination Agreement of which the Agent shall receive the original and the Lessor and the Participants shall receive specimens). On or prior to the Closing Date, the Operative Documents (or memoranda thereof), any supplements thereto and any financing statements in connection therewith required under the Uniform Commercial Code shall have been recorded, registered and filed, if necessary, in such manner as to enable the Lessee's counsel to render its opinion referred to in clause (l) below.
                                                      ----------

          (c)  Environmental Certificate. On or prior to the Closing Date, the
               -------------------------
Agent, each Participant and the Lessor shall have received an Environmental Certificate substantially in the form of Exhibit D (an "Environmental
                                         ---------      -------------
Certificate") with respect to the Property, accompanied by the Environmental
-----------
Audit for the Property, addressed to the Agent, each Participant and Lessor, each of which shall have been approved by the Agent, the Required Participants and the Lessor, it being understood and agreed that the Lessee agrees to provide a Phase II environmental site assessment with respect to any Recognized Environmental Conditions (as defined in the certificate) shown on such certificate or indicated in the Environmental Audit within ninety (90) days following the Closing Date if requested by the Agent and the Required Participants, to remedy any such conditions within two hundred seventy (270) days following the Closing Date and to deliver to the Agent, the Lessor and each Participant upon completion of such remedial action a written statement by the consultant which prepared the Environmental Audit indicating that all such exceptions have been remedied in compliance with Applicable Law.

          (d)  Appraisal. On or prior to the Closing Date, the Agent, the Lessor
               ---------
and the Participants shall have received an Appraisal of the Land Interest, which Appraisal shall show as of the Closing Date the Fair Market Sales Value of the Land Interest (which Fair Market Sales Value as of the Closing Date shall not be less than the aggregate amount of the Commitments related to the Land Interest), and meet the other applicable requirements set forth in the definition of the term "Appraisal" contained in Appendix 1.
                                                ----------

          (e)  Property Purchase Agreement Conditions; Land Interest Acquisition
               -----------------------------------------------------------------
Documents. On or prior to the Closing Date, the Lessor and the Agent shall have
---------
received a copy of the Property Purchase Agreement; the Property Purchase Agreement shall be in full force and effect and shall have been validly assigned to the Lessor pursuant to the Assignment and Assumption of Purchase Agreement; and the conditions to closing under the Property Purchase Agreement shall have been satisfied or waived by the Lessor, the Agent and the Participants. On the Land Interest Acquisition Date, the Lessor shall have received a grant deed

(the "Deed"), in conformity with Applicable Law and appropriate for recording
      ----
with the applicable Governmental Authorities, with respect to the Land Interest, conveying fee simple title to the Land Interest to the Lessor, subject only to Permitted Exceptions.

          (f)  Land Lease Supplement. The Lessee and the Lessor shall have
               ---------------------
delivered on or prior to the Land Interest Acquisition Date, an original counterpart of the Land Lease Supplement executed by the Lessee and the Lessor to the Agent.

          (g)  Survey and Title Insurance. On or prior to the Land Interest
               --------------------------
Acquisition Date, the Lessee shall have delivered (i) an ALTA/ACSM (1992)(Urban) Survey of the Property, including Table A numbers 2, 3, 4, 6, 8, 9, 10 and 11, certified to the Lessor, the Participants and the title company, (ii) an ALTA
(1992) owners title insurance policy with extended coverage over the general exceptions, insuring fee title in the Lessor to the Property, subject only to the Permitted Exceptions, (iii) an ALTA (1992) Loan Policy insuring the Agent that the Lien of the Mortgage is a first and primary Lien on the Lessor's interest in the Lease and on the fee title to the Property, subject only to pending disbursements for construction and the Permitted Exceptions, and (iv) an ALTA (1992) Loan Policy insuring the Agent that the Lien of the Lease is a first and primary Lien on the Lessee's interest in the Property; such policies each in an amount not less than the estimated Land Interest Acquisition Cost and other amounts funded on the Land Interest Acquisition Date with comprehensive, access, separate tax parcel, survey identicality, variable rate, future advances, usury, doing business, fraudulent conveyances (deletion of creditors rights exclusion), mechanics liens, zoning and subdivision endorsements.

          (h)  Evidence of Recording and Filing. On or prior to the Land
               --------------------------------
Interest Acquisition Date, the Agent shall have received evidence reasonably satisfactory to it that each of the Deed, the Land Lease Supplement, the Assignment of Lease, the Consent to Assignment, the Mortgage, the Memorandum of Option and the Subordination Agreement have been delivered to the title company for recording or are being recorded with the appropriate Governmental Authorities and that the UCC Financing Statements with respect to the Property have been delivered to the title company for filing or are being filed with the appropriate Governmental Authorities.

          (i)  Evidence of Insurance. On or prior to the Land Interest
               ---------------------
Acquisition Date, the Agent and the Lessor shall have received certificates of insurance with respect to the Property required to be maintained pursuant to the Lease setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage.

          (j)  Preliminary Budget. On or prior to the Closing Date, the Lessor
               ------------------
and the Agent shall have received a copy of a preliminary budget with respect to the Land Interest, in form reasonably satisfactory to each of them.

          (k)  Taxes. On or prior to the Land Interest Acquisition Date, all
               -----
taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Documents shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent and the Lessor.

          (l)  Opinion of Counsel. On or prior to the Closing Date the Lessee
               ------------------
shall have delivered to the Agent, and the Lessor an opinion of Cooley Godward LLP, counsel to the Lessee addressing the matters set forth in Exhibit F, which
                                                               ---------
opinion shall be in form and substance reasonably satisfactory to the Agent and the Lessor.

          (m)  Approvals. All necessary (or, in the reasonable opinion of the
               ---------
Lessor, the Participants or the Agent or any of their respective counsel, advisable) Governmental Actions and consents and approvals of or by any Governmental Authority or other Person, in each case required by any Requirement of Law, covenant or restriction affecting the Property or the transactions contemplated thereby, shall have been obtained or made and be in full force and effect by the time required by any Requirement of Law.

          (n)  Litigation. No action or proceeding shall have been instituted,
               ----------
nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Participation Agreement, the Lease or any other Operative Document or any transaction contemplated hereby or thereby or
(ii) which is reasonably likely to have a Material Adverse Effect.

          (o)  Requirements of Law. In the reasonable opinion of the Lessor, the
               -------------------
Participants, the Agent and their respective counsel, the transactions contemplated by the Operative Documents do not and will not violate any Requirement of Law and do not and will not subject the Lessor, the Agent or any Participant to any adverse regulatory or tax prohibitions or constraints.

          (p)  reserved.

          (q)  Lessee's Resolutions and Incumbency Certificate, etc. On or prior
               ----------------------------------------------------
to the Closing Date, the Lessor, each Participant and the Agent shall each have received (i) a certificate of the Secretary or an Assistant Secretary of the Lessee attaching and certifying as to (A) the resolutions of the Board of Directors of the Lessee, duly authorizing the execution, delivery and performance by the Lessee of documents and agreements of the type represented by each Operative Document to which it is or will be a party, (B) its certificate or articles of incorporation and bylaws, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party, and (ii) a good standing certificate from the appropriate officer of the Lessee's state of incorporation and of the state in which the Property is located.

          (r)  Closing Date and Land Interest Acquisition Date. The Closing Date
               -----------------------------------------------
and the Land Interest Acquisition Date shall occur on or prior to June 30, 2000.

          (s)  No Material Adverse Effect. As of such Funding Date, there shall
               --------------------------
not have occurred any Material adverse change in the Lessee's capital structure, ownership or consolidated assets, liabilities, results of operations, or financial condition from that set forth or contemplated in the most recent financial statements delivered pursuant to Section 8.3(e) or Section 10.1(a)(v),
                                           --------------    ------------------
and no event or condition shall have occurred that would result in a Material Adverse Effect.

          (t)    reserved.

          (u)    Lessor's Resolutions and Incumbency Certificate, etc. On or
                 ----------------------------------------------------
prior to the Closing Date, the Lessee, the Agent and each Participant shall have received a certificate of the Secretary or an Assistant Secretary of the Lessor attaching and certifying as to (A) the resolutions of the Board of Directors duly authorizing the execution, delivery and performance by the Lessor of documents and agreements of the type represented by each Operative Document to which it is or will be a party, (B) its certificate or articles of incorporation and by-laws and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party.

          (v)    Legal Fees and Expenses. The Lessor shall have caused to be
                 -----------------------
paid and capitalized as Advances as provided in Section 9 all reasonable fees
                                                ---------
and expenses of attorneys for the Agent, the Lessor and any Participant (which attorneys may be employees of such Person) paid or incurred in connection with the preparation, negotiation, execution and delivery of the Operative Documents.

     Each of the parties to this Participation Agreement acknowledge and agree that the documents required by, and the conditions set forth in, this Section
                                                                      -------
6.1 were executed, delivered and satisfied, as applicable, as of the Closing
---
Date. The Lessee represents and warrants that (i) each and every representation and warranty of the Lessee contained in the Operative Documents to which it is a party is true and correct in all material respects on and as of the date of this Participation Agreement, (ii) no Default or Event of Default under the Lease or the Construction Agency Agreement has occurred and is continuing, (iii) each Operative Document to which the Lessee is a party is in full force and effect with respect to it, and (iv) the Lessee has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Document required to be performed or complied with by it on or prior to the date hereof. This Participation Agreement shall be executed, delivered and effective on the date hereof upon the satisfaction of the following conditions:

                 (i) this Participation Agreement shall have been duly authorized, executed and delivered by the parties hereto and shall be in full force and effect, and the Lessor, the Agent and each Participant shall have each received a fully executed copy hereof;

                 (ii) each of the other Operative Documents shall have been amended, or amended and restated, to the extent reasonably requested by the Agent or the Lessor in order to reflect the amendment and restatement of the Existing Participation Agreement contemplated herein; and

                 (iii) the Lessee shall have caused to be paid all reasonable fees and expenses of attorneys for the Agent, the Lessor and any Participant (which attorneys may be employees of such Person) paid or incurred in connection with the preparation, negotiation, execution and delivery of this Participation Agreement.

     Section 6.2 Conditions Precedent - Improvements. The obligation of the
                 -----------------------------------
Lessor to make an Advance to finance the acquisition of Equipment, if any, or the construction of any

Improvements or the funding of any Interest Payment Advance or other capitalized amount on any Funding Date in respect of the Improvements or any Equipment, and the obligation of each Participant to purchase its Participation Interest in, and to make available to the Lessor its related portion of, each such Advance on such Funding Date are subject to the increase of the Total Commitment as provided in Section 3.6(d) and to satisfaction or waiver of the following conditions precedent and the conditions precedent set forth in Section 6.3 (it
                                                               -----------
being understood that the Lessor's obligation to finance such Equipment, if any, or Improvements shall not be subject to the conditions precedent set forth in this Section 6.2 or Section 6.3 to the extent such conditions are actions
     -----------    -----------
required of the Lessor) on or prior to the Improvements Closing Date, or such Funding Date, as the case may be:

          (a)  Funding Request. On or prior to the Improvements Closing Date or
               ---------------
applicable Funding Date, the Agent and the Lessor shall have received a fully executed counterpart of the Funding Request, appropriately completed by the Lessee, acting as Construction Agent, in accordance with Section 3.4; provided,
                                                         -----------  --------
that this condition shall be deemed to have been satisfied in connection with an Interest Payment Advance pursuant to Section 3.7(d) hereof or any amount
                                     --------------
capitalized pursuant to Section 3.7(e) hereof.
                        --------------

          (b)  Operative Documents. Each of the Operative Documents to be
               -------------------
entered into on or prior to the Improvements Closing Date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, including, without limitation, (i) this Participation Agreement, (ii) the Lease and the Land Lease Supplement, (iii) the Improvements Lease Supplement; (iv) the Construction Agency Agreement; (v) the Mortgage, and
(vi) the Minimum Cash Balance Collateral Agreement. No Default or Event of Default shall exist thereunder (both before and after giving effect to the transactions contemplated by such Funding Request), and the Lessor, the Agent and each Participant shall each have received a fully executed copy of each of the Operative Documents (other than the Lease, the Land Lease Supplement, the Improvements Lease Supplement, the Mortgage, the Assignment of Lease and the Subordination Agreement, of which the Agent shall receive the original and the Lessor and the Participants shall receive specimens). On or prior to the Improvements Closing Date, the Operative Documents (or memoranda thereof), any supplements thereto and any financing statements in connection therewith required under the Uniform Commercial Code shall have been recorded, registered and filed, or updates to prior filings shall have been made, if necessary, in such manner as to enable the Lessee's counsel to render its opinion referred to in clause (l) below.
   ----------

          (c)  reserved.

          (d)  Appraisal. On or prior to the Improvements Closing Date, the
               ---------
Agent, the Lessor and the Participants shall have received an Appraisal of the Property, which Appraisal shall show as of the projected Completion Date the Fair Market Sales Value of the Property (which Fair Market Sales Value as of the projected Completion Date shall not be less than the aggregate amount of the Commitments as in effect as of the Improvements Closing Date), and meet the other applicable requirements set forth in the definition of the term "Appraisal" contained in Appendix 1.
                         ----------

          (e)  Land Acquisition Closing. All conditions to the Land Interest
               ------------------------
Acquisition Date shall have been satisfied or waived and Lessor shall have acquired and as of the Improvements Closing Date Lessor shall be the owner of fee simple title to the Land Interest, subject only to Permitted Exceptions.

          (f)  Improvements Lease Supplement; Equipment Schedule. The Lessee and
               -------------------------------------------------
the Lessor shall have delivered (i) on or prior to the Improvements Closing Date, an original counterpart of the Improvements Lease Supplement executed by the Lessee and the Lessor to the Agent and (ii) on or prior to the applicable Funding Date, a duly executed Equipment Schedule covering any Equipment being acquired with the proceeds of the related Advance by the Lessor.

          (g)  Title Insurance. On or prior to the Improvements Closing Date,
               ---------------
the Lessee shall have delivered endorsements to the title policies provided under Section 6.1(g) increasing the amounts of such policies to be not less than
      --------------
the estimated Property Cost.

          (h)  Evidence of Recording and Filing. On or prior to the Improvements
               --------------------------------
Closing Date, the Agent shall have received evidence reasonably satisfactory to it that the Land Lease Supplement, the Improvements Lease Supplement and the Mortgage have been delivered to the title company for recording or is being recorded with the appropriate Governmental Authorities.

          (i)  Evidence of Insurance. On or prior to the Improvements Closing
               ---------------------
Date, the Agent and the Lessor shall have received certificates reflecting the builders risk insurance coverage required to be maintained pursuant to the Lease.

          (j)  Construction Budget; Plans and Specifications. On or prior to the
               ---------------------------------------------
Improvements Closing Date, the Lessor and the Agent shall have received a copy of the Plans and Specifications and the Budget with respect to the Land Interest and the Improvements to be constructed thereon, each in a form reasonably satisfactory to each of them.

          (k)  Taxes. On or prior to the Improvements Closing Date, all taxes,
               -----
fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Documents shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent and the Lessor.

          (l)  Opinion of Counsel. On or prior to the Improvements Closing Date
               ------------------
the Lessee shall have delivered to the Agent and the Lessor a bring-down opinion of Cooley Godward LLP, counsel to the Lessee, which opinion shall be in form and substance reasonably satisfactory to the Agent and the Lessor.

          (m)  Approvals. All necessary (or, in the reasonable opinion of the
               ---------
Lessor, the Participants or the Agent or any of their respective counsel, advisable) Governmental Actions and consents and approvals of or by any Governmental Authority or other Person, in each case required by any Requirement of Law, covenant or restriction affecting the Property or the transactions contemplated thereby, shall have been obtained or made and be in full force and effect by the time required by any Requirement of Law.

          (n)   Litigation. No action or proceeding shall have been instituted,
                ----------
nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Participation Agreement, the Lease or any other Operative Document or any transaction contemplated hereby or thereby or
(ii) which is reasonably likely to have a Material Adverse Effect.

          (o)   Requirements of Law. In the reasonable opinion of the Lessor,
                -------------------
the Participants, the Agent and their respective counsel, the transactions contemplated by the Operative Documents do not and will not violate any Requirement of Law and do not and will not subject the Lessor, the Agent or any Participant to any adverse regulatory or tax prohibitions or constraints.

          (p)   Responsible Officer's Certificate of the Lessee. On or prior to
                -----------------------------------------------
the Improvements Closing Date, the Lessor, and the Agent shall each have received a Responsible Officer's Certificate, dated as of the Improvements Closing Date, of the Lessee stating that (i) each and every representation and warranty of the Lessee contained in the Operative Documents to which it is a party is true and correct in all material respects on and as of the Improvements Closing Date; (ii) no Default or Event of Default under the Lease or the Construction Agency Agreement has occurred and is continuing; (iii) each Operative Document to which the Lessee is a party is in full force and effect with respect to it; and (iv) the Lessee has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Document required to be performed or complied with by it on or prior to the Improvements Closing Date.

          (q)   Improvements Closing Date. The Improvements Closing Date shall
                -------------------------
occur on or prior to February 21, 2001.

          (r)   No Material Adverse Effect. As of each Funding Date, there shall
                --------------------------
not have occurred any Material adverse change in the Lessee's capital structure, ownership or consolidated assets, liabilities or financial condition from that set forth or contemplated in the most recent financial statements delivered pursuant to Section 8.3(e) or Section 10.1(a)(v), and no event or condition
            --------------    ------------------
shall have occurred that would result in a Material Adverse Effect.

          (s)   Legal Fees and Expenses. The Lessor shall have caused to be paid
                -----------------------
and capitalized as Advances as provided in Section 9 all reasonable fees and
                                           ---------
expenses of attorneys for the Agent, the Lessor and any Participant (which attorneys may be employees of such Person) paid or incurred in connection with the preparation, negotiation, execution and delivery of the Operative Documents.

   Section 6.3  Further Conditions Precedent. The occurrence of the Closing Date
                ----------------------------
and the Improvements Closing Date, the obligation of the Lessor to acquire the Land Interest on the Land Interest Acquisition Date or to make an Advance on any Funding Date and the obligation of each Participant to purchase its Participation Interest in, and to make available its related portion of, such Advance on such Funding Date are subject to satisfaction or waiver of the following conditions precedent and to satisfaction on or before the Closing Date, the Land Interest Acquisition Date, the Improvements Closing Date or such Funding Date, as the case may be, of the following additional conditions precedent (it being understood that Lessor's obligations to acquire the Land Interest and each Participant's obligation to fund the portion of its Participation Interest in an Advance shall not be subject to the conditions precedent set forth in this Section 6.3 to the
                                                             -----------
extent such conditions are actions required of the Lessor or such Participant, as the case may be):

          (a)    Representations and Warranties. On such date the
                 ------------------------------
representations and warranties of the Lessee, the Lessor and each Participant contained herein and in each of the other Operative Documents shall be true and correct as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

          (b)    Performance of Covenants. The parties hereto shall have
                 ------------------------
performed their respective agreements contained herein and in the other Operative Documents to be performed by them on or prior to such date.

          (c)    Title. Title to the Property shall conform to the
                 -----
representations and warranties set forth in Section 8.4(c).
                                            --------------

          (d)    No Default. There shall not have occurred and be continuing any
                 ----------
Lease Default or Lease Event of Default and no Lease Default or Lease Event of Default will have occurred after giving effect to the acquisition of the Property and/or the making of the Advance requested by such Funding Request, as the case may be.

                                   SECTION 7

                          COMPLETION DATE CONDITIONS

    Section 7.1  Conditions to Completion Date. The occurrence of the Completion
                 -----------------------------
Date shall be subject to the fulfillment to the satisfaction of, or waiver by, the Required Participants of the following conditions precedent:

          (a)    Construction Completion. The construction of the Improvements
                 -----------------------
shall have been completed substantially in accordance with the Plans and Specifications and all Requirements of Law and Insurance Requirements, and the Property shall be ready for occupancy and use as a corporate headquarters and research and development and/or manufacturing facility. This shall require, without limiting the generality of the preceding sentence, that (i) all utilities required to adequately service the Improvements for their intended use are available and "tapped on" and hooked up pursuant to adequate permits (including any that may be required under applicable Environmental Laws), and
(ii) access to the Improvements for motor vehicles and, if required, pedestrians from publicly dedicated streets and public highways is available. All fixtures, furniture, furnishings, Equipment and other property contemplated under the Plans and Specifications to be incorporated into or installed in the Property shall have been incorporated or installed free and clear of all Liens except for Permitted Exceptions.

          (b)  Architect's Certificate; Date Down Endorsement. The Lessee shall
               ----------------------------------------------
have furnished to the Lessor and Agent (i) a certificate of the Architect (substantially in the form of Exhibit G) dated at or about the Completion Date
                              ---------
and stating that (a) the Improvements have been completed substantially in accordance with the Plans and Specifications and the Property is ready for occupancy, (b) attached are true and complete copies of an "as built" or "record" set of the Plans and Specifications and a plat of survey of the Property "as built" showing all paving, driveways, fences and exterior improvements; (ii) a date-down endorsement to or amendment and restatement of the title insurance policies described in Section 6.1(g) and (iii) a certificate
                                          --------------
of occupancy for the Improvements issued by the Planning Commission of Alameda County, California.

          (c)  Lessee Certification. The Lessee shall have furnished the Lessor
               --------------------
and the Agent with a certification of the Lessee (substantially in the form of Exhibit H) as follows:
---------

               (i) The Property , as so completed, complies in all material respects with all Requirements of Law.

               (ii) The representations and warranties of the Lessee with respect to the Property set forth in Section 8.4(b) are true and correct in
                                          --------------
     all material respects as of the Completion Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date. All amounts owing to third parties for the construction of the Improvements and the acquisition of any Equipment have been paid in full.

               (iii) No changes or modifications were made to the related Plans and Specifications after the Closing Date that have had a Material Adverse Effect on the value, use or useful life of the Property.

               (iv)  The conditions set forth in Sections 7.1(a), (b), and (d)
                                                 ---------------  ---      ---
     hereof have been satisfied.

          (d)  Insurance. The Lessee shall have obtained and there shall be in
               ---------
full force and effect all insurance policies (including all endorsements thereto) required under Article XIV of the Lease in respect of the Property as of the Completion Date and the Lessee shall have delivered to the Lessor and the Agent certificates of insurance in form and substance satisfactory to the Lessor and the Agent.

          (e)  Notice of Completion Date. Upon receipt by the Lessor and the
               -------------------------
Agent of the certificates and other items required pursuant to Sections 7.1(b),
                                                               ---------------
7.1(c) and 7.1(d) above and satisfaction or waiver of the other conditions set
------     ------
forth in this Section 7.1, the Lessor shall promptly deliver written notice to
              -----------
the parties hereto that completion of the Improvements contemplated by the Plans and Specifications and the Operative Documents ("Completion") has occurred with
                                                 ----------
respect to the Property, and the Completion Date shall be deemed to be the date which is three (3) Business Days following the date of such notice.

                                   SECTION 8

                                REPRESENTATIONS

     Section 8.1    Representations of the Lessor. The Lessor represents and
                    -----------------------------
warrants to each of the other parties hereto as follows:

               (a)  Due Organization, etc. It is a corporation duly organized,
                    ---------------------
validly existing and in good standing under the laws of the State of Illinois and has the corporate power and authority to enter into and perform its obligations under each of the Operative Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with or as contemplated by each such Operative Document to which it is or will be a party.

               (b)  Authorization; No Conflict. The execution, delivery and
                    --------------------------
performance of each Operative Document to which it is or will be a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any current United States or Illinois law, governmental rule or regulation,
(iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its articles of incorporation or by-laws, or any indenture, mortgage, deed of trust, conditional sales contract, credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority, except such as have been obtained on the Lessee's or the Lessor's behalf.

               (c)  Enforceability, etc. Each Operative Document to which the
                    -------------------
Lessor is or will be a party has been, or on or before the Closing Date (or the Land Interest Acquisition Date or Improvements Closing Date, as the case may be) will be duly executed and delivered by the Lessor and each such Operative Document to which the Lessor is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Lessor in accordance with the terms thereof, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting creditors' rights or by general equitable principles.

               (d)  Litigation. There is no action or proceeding pending or, to
                    ----------
its knowledge, threatened to which it is a party, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability to perform its obligations under the Operative Documents to which it is a party, would have a material adverse effect on the financial condition of the Lessor or would question the validity or enforceability of any of the Operative Documents to which it is or will become a party.

               (e)  Assignment. It has not assigned or transferred any of its
                    ----------
right, title or interest in or under the Lease except to the Agent and the Participants in accordance with this Agreement and the other Operative Documents.

               (f)  Defaults. No default or event of default under the Operative
                    --------
Documents attributable to it has occurred and is continuing.

               (g)  Use of Proceeds. The proceeds of the purchase of the
                    ---------------
Participation Interests shall be applied by the Lessor solely in accordance with the provisions of the Operative Documents.

               (h)  Securities Act. Neither the Lessor nor any Person authorized
                    --------------
by the Lessor to act on its behalf has offered or sold any interest in the Lease, or in any similar security relating to the Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than the Agent and the Participants, and neither the Lessor nor any Person authorized by the Lessor to act on its behalf will take any action which would subject the issuance or sale of any interest in the Lease or the Property to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Document under the Trust Indenture Act of 1939, as amended.

               (i)  Chief Place of Business. The Lessor's chief place of
                    -----------------------
business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Participation Agreement and each other Operative Document are kept are located at 135 South LaSalle Street, Chicago, Illinois 60603.

               (j)  Federal Reserve Regulations. The Lessor is not engaged
                    ---------------------------
principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board), and no part of the proceeds of the purchase of the Participation Interests will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations T, U, or X of the Board.

               (k)  Investment Company Act. The Lessor is not an "investment
                    ----------------------
company" or a company controlled by an "investment company" within the meaning of the Investment Company Act.

               (l)  No Plan Assets. The Lessor is not acquiring its interests in
                    --------------
the Property with the assets of any "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1) of the Code).

     Section 8.2    Representations of the Participants. Each Participant
                    -----------------------------------
represents and warrants to the Lessor, each of the other Participants and the Lessee as follows:

               (a)  No Plan Assets. Such Participant is not and will not be
                    --------------
funding its Participation Interest hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1) of the Code). The advancing of any amount with respect to its Participation Interest on any Funding Date shall constitute an affirmation by the subject Participant of the preceding representation and warranty as of such date.

               (b)  Due Organization, etc. It is either (i) a duly organized and
                    ---------------------
validly existing corporation in good standing under the laws of the state of its incorporation, or (ii) a national banking association duly organized and validly existing under the laws of the United States or (iii) a banking corporation duly organized and validly existing under the laws of the jurisdiction of its organization, and, in each case, has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is a party.

               (c)  Authorization; No Conflict. The execution, delivery and
                    --------------------------
performance of each Operative Document to which it is or will be a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any current law, governmental rule or regulation of the United States or the state or country of its organization, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its certificate of incorporation or bylaws, articles of association or other organizational documents or any indenture, mortgage, deed of trust, conditional sales contract, credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority.

               (d)  Enforceability, etc. Each Operative Document to which it is
                    -------------------
a party has been, or on or before the Closing Date (or the Improvements Closing Date, as the case may be) will be, duly executed and delivered by it and each such Operative Document to which it is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting creditors' rights or by general equitable principles.

               (e)  Litigation. There is no action or proceeding pending or, to
                    ----------
its knowledge, threatened to which it is or will be a party before any Governmental Authority that is reasonably likely to be adversely determined and, if adversely determined, would materially and adversely affect its ability to perform its obligations under the Operative Documents to which it is a party.

               (f)  Investment. The Participation Interest being acquired by
                    ----------
such Participant is being acquired by such Participant for investment and not with a view to the resale or distribution of such interest or any part thereof, but without prejudice, however, to the right of such Participant at all times to sell or otherwise dispose of all or any part of such interest under a registration available under the Securities Act or under an exemption from such registration available under the Securities Act, it being understood that the disposition of the Participation Interest to be purchased by such Participant shall, at all times, remain entirely within its control subject to the provisions of Section 12 below.

               (g)  Offer of Securities, etc. Neither such Participant nor any
                    ------------------------
Person authorized to act on its behalf has, directly or indirectly, offered to sell its Participation Interest or any other similar securities (the sale or offer of which would be integrated with the sale or offer of the Participation Interest), for sale to, or solicited any offer to acquire any of the same from, any Person.

               (h)  No Registration. Such Participant understands and
                    ---------------
acknowledges that the Participation Interest has not been and will not be registered under the Securities Act in reliance upon the exemption provided in
Section 4(2) of the Securities Act or any other applicable exemption, that Participation Interest has not and will not be registered or qualified under the securities or "blue sky" laws of any jurisdiction, that the Participation Interest may be resold or otherwise transferred only if so registered or qualified or if an exemption from registration or qualification is available, that neither Lessee nor Lessor is required to register the Participation Interest and that any transfer must comply with the provisions of the Operative Documents relating thereto. Such Participant will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Participation Interest held by it.

               (i)  Institutional Investor. Such Participant is a sophisticated
                    ----------------------
institutional investor and an "accredited investor" as defined in paragraph (1),
(2), (3) or (7) of Rule 501(a) of the Securities Act, and has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Participation Interest and is able to bear the economic risk of such investment. Such Participant has been given such information concerning the Participation Interest, the other Operative Documents, the Property and Lessee as it has requested.

     Section 8.3    Representations of the Lessee. The Lessee represents and
                    -----------------------------
warrants to each of the other parties hereto that:

               (a)  Organization; Powers; Qualification. Each of the Lessee and
                    -----------------------------------
its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) has all requisite power and authority to own, lease and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Operative Documents to which it is a party and to carry out the transactions contemplated hereby and thereby, and (c) is qualified to do business and is in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect. Lessee's chief place of business is located at 48761 Kato Road, Fremont, CA 94538.

               (b)  Authorization of Operative Documents; No Conflict. The
                    -------------------------------------------------
execution, delivery and performance of the Operative Documents have been duly authorized by all necessary action on the part of the Lessee. The execution, delivery and performance by the Lessee of the Operative Documents to which it is a party and the consummation of the transactions contemplated by the Operative Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Lessee, any of the certificate or articles of incorporation or bylaws of the Lessee, or any order, judgment or decree of any court or other agency of government binding on the Lessee or the Property; (ii) conflict with, result in a breach or acceleration of or entitle any other Person to accelerate (with due notice or lapse of time or both) or constitute (with due notice or lapse of time or both) a default under any indenture, loan agreement, other agreement for borrowed money or other material agreement or contractual arrangement by which the Lessee or any of its property or assets may be subject;
(iii) result in or require the creation or imposition of any Lien (or the obligation to create or impose any Lien upon any of the properties or assets of the Lessee (other than any Liens created under any of the Operative Documents and other than Permitted Liens); or (iv) require any approval of stockholders or any approval or consent of any Person under any indenture, loan agreement, other agreement for borrowed money or other material agreement or contractual arrangement by which the Lessee or any of its property or assets may be subject, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to the Lessor and the Agent.

               (c)  Governmental Consents. The execution, delivery and
                    ---------------------
performance by the Lessee of the Operative Documents to which it is a party and the consummation of the transactions contemplated by the Operative Documents do not and will not require any Governmental Action by any Governmental Authority except for filings and recordings of the Operative Documents listed in Section
                                                                       -------
8.4(f) hereof with the appropriate Governmental Authorities, all of which will
------
have been completed on or prior to, or will in due course be completed following, the Land Interest Acquisition Date or the Improvements Closing Date, as the case may be.

               (d)  Binding Obligation. Each Operative Document to which the
                    ------------------
Lessee is a party has been duly executed and delivered by the Lessee and is the legally valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

               (e)  Historical Financial Statements. The Historical Financial
                    -------------------------------
Statements (i) are in accordance with the books and records of Lessee and its Subsidiaries, which have been maintained in accordance with good business practice; (ii) were prepared in conformity with GAAP; and (iii) fairly present the financial position, on a consolidated basis, of the Persons and businesses described in such financial statements as at the respective dates thereof and the results of operations and cash flows, on a consolidated basis, of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. Neither Lessee nor any of its Subsidiaries has any contingent liability, any liability for taxes, or any other outstanding obligation that is not reflected in the Historical Financial Statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Lessee and its Subsidiaries taken as a whole.

               (f)  No Material Adverse Effect. Since December 31, 1999, no
                    --------------------------
event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

               (g)  Litigation; Adverse Proceedings. There are no Adverse
                    -------------------------------
Proceedings pending or, to the knowledge of the Lessee, threatened individually or in the aggregate, that (i) seek to enjoin, either directly or indirectly, the execution, delivery or performance by the Lessee of the Operative Documents or the transactions contemplated hereby or thereby, or question the validity of the Operative Documents or the rights or remedies of the Lessor, the Agent or the Participants with respect to the Lessee or the Property under the Operative Documents or (ii) could reasonably be expected to have a Material Adverse Effect. Neither the Lessee nor any of its Subsidiaries (a) is in violation of or in default with respect to (i) any applicable laws (including Environmental
Laws) or (ii) any indenture, loan agreement, or other agreement for borrowed money or other agreement or contractual agreement by which Lessee or any of its property or assets may be subject (nor is there any waiver in effect which, if not in effect, would result in such a violation or default) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

               (h)  Payment of Taxes. All federal and all material state and
                    ----------------
local tax returns and reports of the Lessee and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon the Lessee and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. The Lessee knows of no material proposed tax assessment against the Lessee or any of its Subsidiaries which is not being actively contested by the Lessee or such Subsidiary in good faith and by appropriate proceedings; provided, such reserves or other appropriate
                         --------
provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor, and provided further that, in the case of the
                               -------- -------
Property, any such contest shall be subject to the terms of the Lease.

               (i)  Title to Properties. The Lessee and its Subsidiaries own and
                    -------------------
have good and marketable title to, or a valid leasehold interest in, all their respective properties and assets reflected in the Historical Financial Statements and in the most recent financial statements delivered pursuant to
Section 10.1, and all respective assets and properties acquired by the Lessee
------------
and its Subsidiaries since such dates, in each case except for assets and properties disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted hereunder, and except for assets the failure to have such title with respect to which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens other than Permitted Liens. Each of the Lessee and its Subsidiaries has complied with all obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of the Lessee and its Subsidiaries enjoys peaceful and undisturbed possession under such leases.

               (j)  Environmental Matters.
                    ---------------------

                    (i) The Property does not contain, and to Lessee's knowledge has not previously contained, any Materials of Environmental Concern in amounts or concentrations which (A) constitute or constituted a violation of, or (B) could reasonably be expected to give rise to liability under, any Environmental Law.

                    (ii) The Property complies, and to Lessee's knowledge has in the last three years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at (or, to the knowledge of the Lessee, under or about) the Property or any Environmental Law with respect to the Property.

                    (iii) Neither the Lessee nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to the Property, nor does the Lessee have knowledge or reason to believe that any such notice will be received or is being threatened.

                    (iv) Materials of Environmental Concern have not been transported or disposed of from the Property in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, nor have any materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Property in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law.

                    (v) There are no judicial proceedings or governmental or administrative actions pending or, to the best knowledge of the Lessee, threatened, under any Environmental Law to which the Lessee or any of its Subsidiaries is or will be named as a party with respect to the Property nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or any administrative or judicial requirements outstanding under any Environmental Law with respect to the Property.

                    (vi) There has been no release or threat of release of Materials of Environmental Concern at or from the Property, or arising from or related to the operations of the Lessee or any Subsidiary in connection with the Property or in violation of or in amounts or in a manner that could reasonably give rise to liability under Environmental Laws.

               (k)  No Defaults. Neither the Lessee nor any of its Subsidiaries
                    -----------
is in violation of or in default with respect to (i) any provision of any Applicable Law or (ii) in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any indenture, mortgage, deed of trust, conditional sale contract, credit agreement or other material agreement or instrument to which it is a party or by which it or its properties may be bound or affected. No condition exists that, with the giving of notice or the lapse of time or both, could constitute such a violation or default, except where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect.

               (l)  Governmental Regulation. The Lessee is not subject to
                    -----------------------
regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940, any state public utilities code or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the obligations of the Lessee to the Lessor, the Agent or the Participants under the Operative Documents unenforceable.

               (m)  Employee Benefit Plans.
                    ----------------------

                    (i) Based on the latest valuation of each Employee Benefit Plan that either the Lessee or any ERISA Affiliate maintains or contributes to, or has any obligation under (which occurred within twelve months of the date of this representation), the aggregate benefit liabilities of such plan within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of such plan. Neither the Lessee nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in Section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, which liability for health plan coverage is not reasonably likely to have a Material Adverse Effect.

                    (ii) Each Employee Benefit Plan complies, in both form and operation, in all material respects, with its terms, ERISA and the Code, and no condition exists or event has occurred with respect to any such pan which would result in the incurrence by either the Lessee or any ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of the Lessee or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any governmental authority or is subject to any pending or threatened claim or suit. Neither the Lessee nor any ERISA Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under Section 406 of ERISA or section 4975 of the Code.

                    (iii) Neither the Lessee nor any ERISA Affiliate contributes to or has any material contingent obligations to any Multiemployer Plan. Neither the Lessee nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither the Lessee nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or
     Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

               (n)  Licenses, Permits, etc. The Lessee and its Subsidiaries own
                    ----------------------
or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names or rights thereto, that individually or in the aggregate, are material, without known conflict with the rights of others. To the best knowledge of Lessee, no product of the Lessee or any its Subsidiaries infringes in any material respect on any license, permit franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person. To the best knowledge of the Lessee, there is no material violation by any Person of any right of the Lessee or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Lessee or any of its Subsidiaries.

               (o)  Subsidiaries. Schedule III identifies each Subsidiary, the
                    ------------  ------------
jurisdiction of its incorporation, the percentage of issued and outstanding shares of each class of its capital stock owned by the Lessee and its Subsidiaries and, if such percentage is not 100% (excluding directors' qualifying shares as required by law), a description of each class of its authorized capital stock and the number of shares of each class issued and outstanding. Such shares owned by the Lessee and its Subsidiaries are owned beneficially, and of record, free of any Lien.

               (p)  Offer of Securities, etc. Neither the Lessee nor any Person
                    ------------------------
authorized to act on its behalf has, directly or indirectly, offered or will offer any interest in the Property or the Lease or any other interest similar thereto (the sale or offer of which would be integrated with the sale or offer of such interest in the Property or the Lease), for sale to, or solicited or will solicit any offer to acquire any of the same from, any Person other than the Agent or Participants, the Lessor and other "accredited investors" (as defined in Regulation D of the Securities and Exchange Commission).

               (q)  Disclosure. The representations or warranties of the Lessee
                    ----------
and its Subsidiaries contained in any Operative Document and in any other document, certificate or written statement furnished to the Lessor, the Agent and/or the Participants by or on behalf of the Lessee for use in connection with the transactions contemplated hereby, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact (known to the Lessee, in the case of any document not furnished by the Lessee) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. There are no facts known (or which should upon the reasonable exercise of diligence be known) to the Lessee (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to the Lessor, the Agent and/or the Participants for use in connection with the transactions contemplated hereby.

     Section 8.4    Representations of the Lessee With Respect to the Property.
                    ----------------------------------------------------------
The Lessee hereby represents and warrants to each of the other parties hereto, on the Closing Date, on the Improvements Closing Date and on each other date on which representations and warranties of the Lessee are made or deemed made pursuant to the Operative Documents, as follows:

               (a)  Representations. The representations and warranties of the
                    ---------------
Construction Agent and the Lessee set forth in the Operative Documents to which it is a party are true and correct in on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date. The Construction Agent and the Lessee are in compliance with their respective obligations under the Operative Documents and there exists no Default or Event of Default.

               (b)  Property. The Property consists of the Land Interest on
                    --------
which corporate headquarters research and development and/or manufacturing facilities will be constructed pursuant to the Construction Agency Agreement. The Property is located in Fremont, California. The Property as improved in accordance with the Plans and Specifications and the use thereof by the Lessee and its agents, assignees, employees, invitees, lessees, licensees, contractors and tenants will comply in all material respects with all Requirements of Law (including, without limitation, Title III of the Americans with Disabilities Act, all zoning and land use laws, all Environmental Laws and all building, planning, zoning and fire codes), except for such Requirements of Law as the Lessee shall be contesting in good faith by appropriate proceedings and in accordance with the applicable provisions of the Lease, and will comply with all Insurance Requirements. The Plans and Specifications have been or will be prepared in all material respects in accordance with applicable Requirements of Law (including, without limitation, Title III of the Americans with Disabilities Act, all zoning and land use laws, all Environmental Laws and all building, planning, zoning and fire codes) and upon completion of the facilities in accordance with the Plans and Specifications, such facilities and the other Improvements on such Property will not encroach in any manner onto any adjoining land (except as permitted by express written easements or as insured by appropriate title insurance). Upon completion of the Improvements in accordance with the related Plans and Specifications, the Improvements including, without limitation, structural members, the plumbing, heating, air conditioning and electrical systems thereof, and all water, sewer, electric, gas, telephone and drainage facilities, will be completed in a workmanlike manner and in accordance with the Plans and Specifications and will be fit for use as Class A facilities to the extent used for Lessee's headquarters offices and otherwise as research and development and/or manufacturing facilities, and all other utilities required to adequately service the Improvements for their intended use are or will be available and "tapped on" and hooked up pursuant to adequate permits (including any that may be required under applicable Environmental Laws). There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the best of the Lessee's knowledge, threatened with respect to the Lessee, its Affiliates or the Property which materially adversely affects the title to, or the use, operation or value of, the Property. Except as may be disclosed to the Lessor and the Agent in writing in accordance with Section 15.1(c) of the Lease, no fire or other casualty with respect to the Property has occurred. The Property has available (or will have available by the Completion Date) all material services of public facilities and other utilities necessary for use and operation of such facilities and the other Improvements for their primary intended purposes, including, without limitation, adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access to such facilities from publicly dedicated streets and public highways for pedestrians and motor vehicles. All utilities serving the Property, or proposed to serve the Property in accordance with the Plans and Specifications, are (or will be) located in, and vehicular access to the Improvements on the Property is provided by, either public rights-of-way abutting such Property or Appurtenant Rights. All material licenses, approvals, authorizations, consents, permits (including, without limitation, building, and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof and dedication, required for (x) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from the Property during the construction of the Improvements thereon, and (y) construction of such Improvements in accordance with the Plans and Specifications and the Construction

Agency Agreement, have either been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, prior to commencing any such construction or use and operation, as applicable, and will in each case be maintained by the Lessee during the periods for which they are required by Applicable Law or such Governmental Authorities.

          (c)  Title. The Deed providing for the acquisition of the Property is
               -----
sufficient to convey title to the Property in fee simple, subject only to Permitted Exceptions. Upon conveyance of the Deed on the Land Interest Acquisition Date, the Lessor will own fee simple title in the Land Interest and any Improvements and will have the right to grant the Mortgage on the Property. The Lessor will at all times during the Term after the Improvements Closing Date have good title to all Equipment, if any.

          (d)  Insurance. The Lessee has obtained insurance coverage covering
               ---------
the Property which meets the requirements of Article XIV of the Lease, and such coverage is in full force and effect.

          (e)  Lease. (i) Upon the execution and delivery of the Lease
               -----
Supplements to the Lease, the Lessee will have unconditionally accepted the Property and will be bound by the terms of the Lease Supplements and, upon the Lease Commencement Date will have a valid leasehold interest in the Property, subject only to the Permitted Exceptions; (ii) from and after the Lease Commencement Date, the Lessee's obligation to pay Rent will be an independent covenant and no right of deduction or offset will exist with respect to any Rent or other sums payable under the Lease; and (iii) from and after the Lease Commencement Date, no Rent under the Lease will have been prepaid and the Lessee will have no right to prepay the Rent, except as specifically set forth therein or in the Construction Agency Agreement.

          (f)  Protection of Interests. (i) On the Land Interest Acquisition
               -----------------------
Date (or with respect to the Improvements Lease Supplement and each other Operative Document required to be amended and/or amended and restated upon execution of this Agreement, on the Improvements Closing Date), the Land Lease Supplement, the Improvements Lease Supplement, the Assignment of Lease, the Consent to Assignment, the Mortgage, the Memorandum of Option and the Subordination Agreement are each in a form sufficient, and have been or will be recorded with the Alameda County Recorder's Office, which is the only recording office necessary to grant perfected first priority liens on the applicable portion of the Property covered thereby to the Agent or the Lessor, as the case may be, (ii) the Agent Financing Statements are each in a form sufficient, and have been delivered to the title company for filing or will be filed with the Secretary of State of the State of California and the Alameda County Recorder's Office, which are all filing offices necessary to create a valid and perfected first priority security interest in the Lessor's interest in all Equipment, if any, to be located on the Property and the Improvements; and (iii) the Lessor Financing Statements are each in a form sufficient, and have been delivered to the title company for filing or will be filed with the Secretary of State of the State of California and the Alameda County Recorder's Office, which are all filing offices necessary to perfect the Lessor's interest under the Lease to the extent the Lease is a security agreement.

          (g)  Flood Hazard Areas. No portion of the Property is located in an
               ------------------
area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any portion of the Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for the Property or such portion thereof in accordance with
Section 14.3 of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

          (h)  Conditions Precedent. All conditions precedent on the part of the
               --------------------
Lessee or the Construction Agent contained in this Agreement and in the other Operative Documents relating to the acquisition and, upon Completion, leasing of the applicable portion of the Property by the Lessor have been satisfied in full.

     Section 8.5    Representations of the Lessee With Respect to Each Advance.
                    ----------------------------------------------------------
The Lessee hereby represents and warrants as of each Funding Date on which an Advance is made as follows:

          (a)  Representations. The representations and warranties of the
               ---------------
Construction Agent and the Lessee set forth in the Operative Documents to which it is a party (including the representations and warranties set forth in Sections 8.3 and 8.4) are true and correct in all material respects on and as of
------------     ---
such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date. The Construction Agent and the Lessee are in compliance in all material respects with their respective obligations under the Operative Documents, and there exists no Default or Event of Default. No Default or Event of Default will occur as a result of, or after giving effect to, the Advance requested by the Acquisition Request or the Funding Request on such date.

          (b)  Improvements. With respect to any Funding Date to finance
               ------------
Property Improvement Costs after the Land Interest Acquisition Date, construction of the Improvements prior to such Funding Date has been performed in a good and workmanlike manner, substantially in accordance with the Budget and the Plans and Specifications and in compliance in all material respects with all Requirements of Law and in compliance with all Insurance Requirements.

          (c)  No Liens. There are no Liens against the Property other than
               --------
Permitted Exceptions. The Participation Interests funding such Advance are secured by the Lien of the Mortgage.

          (d)  Advance. The amount of the Advance requested represents amounts
               -------
owing in respect of the acquisition price of the Land Interest or amounts that the Construction Agent reasonably believes will be due in the sixty (60) days following such Advance from the Construction Agent to third parties in respect of Property Improvements Costs, or amounts paid by the Construction Agent to third parties in respect of Property Costs for which the Construction Agent has not previously been reimbursed by an Advance. The conditions precedent on the part of the Lessee and the Construction Agent to such Advance and the related remittances by the Participants with respect thereto set forth in Section 6 have
                                                                  ---------
been satisfied.

          (e)  Acceptance and Lease of Equipment. Upon the execution and
               ---------------------------------
delivery of each Equipment Schedule to the Lease, if any, the Lessee will have unconditionally accepted the Equipment, if any, subject to the Lease Supplements and from and after the Lease Commencement Date, will have good and marketable title to a valid and subsisting leasehold interest in such Equipment, subject only to Permitted Exceptions.

          (f)  Protection of Interests in Equipment. On each Funding Date for
               ------------------------------------
the acquisition of Equipment, if any, (i) the Lease, the Lease Supplements, the applicable Equipment Schedule and the Mortgage are each in a form sufficient to grant perfected Liens on the Lessee's and the Lessor's interests, respectively, in the Equipment to the Lessor and Agent, respectively, (ii) the Agent Financing Statements are each in a form sufficient, and have been or will be filed with the Secretary of State of the State of California and the Alameda County Recorder's Office, which are all filing offices necessary to perfect a valid first priority security interest in such interest in such Equipment, and (iii) the Lessor Financing Statements are each in a form sufficient, and have been or will be filed with the Secretary of State of the State of California and the Alameda County Recorder's Office, which are all filing offices necessary to perfect a valid first priority security interest in such Equipment under the Lease to the extent the Lease is a security agreement.

          (g)  Title Insurance Date Down Endorsement. Prior to each Advance for
               -------------------------------------
Property Improvements Costs, the Lessee shall furnish the Lessor an endorsement from the title insurance company issuing the policies pursuant to Section 6.1,
                                                                  -----------
insuring the Lessor and the Agent that (i) all mechanics' or similar liens and claims for such liens which could arise from that part of the Property Improvements Costs previously paid for, if any, or to be paid for with the then proposed Advance, have been waived and (ii) there has not been filed with respect to all or any parts of the Land Interest and Improvements any mechanics' or similar liens or claims of such liens that are not discharged of record, or insured over by the title insurance company, in respect of any part of the Land Interest and Improvements.

          (h)  Insurance. The Lessee has obtained insurance coverage covering
               ---------
the Property which meets the requirements of Article XIV of the Lease, and such coverage is in full force and effect.

                                   SECTION 9

                          PAYMENT OF CERTAIN EXPENSES

     The Lessee agrees, for the benefit of the Lessor, the Agent and the Participants, that:

     Section 9.1    Transaction Expenses. At all times from and after the
                    --------------------
Closing Date, the Lessee shall pay from time to time all (i) Transaction Expenses of the Lessee in respect of the transactions consummated on the Closing Date, the Land Interest Acquisition Date, the Improvements Closing Date or any Funding Date, and (ii) all Transaction Expenses arising out of or resulting from a Fully Indemnifiable Event or an Environmental Obligation; provided, however,

          (a) With respect to the Improvements only, prior to the Completion Date, (i) the Lessee shall pay from time to time all Transaction Expenses arising from an event or circumstance Within the Lessee's Control, provided that
                                                                   --------
if such Transaction Expense is related to an inability or failure to complete construction of the Improvements, the Lessee's monetary obligation provided in this clause (b)(i), together with all other similarly limited amounts payable
     -------------
prior to the Completion Date under clause (b)(i) of Section 9.3, clause 5(A)(2)
                                   -------------    -----------  --------------
of the proviso to Section 13.1, Section 13.10, clause (i)(B) of the proviso to
                  ------------  -------------
Section 24.1 of the Lease and any similarly limited payment obligation of the Lessee in connection with the return or sale of the Lessor's interest in the Property under the Lease or the Construction Agency Agreement, shall not exceed the maximum Improvements Residual Value Guarantee Amount unless such Transaction Expense also arises out of or results from a Fully Indemnifiable Event or an Environmental Obligation, in which case such limitation shall not be applicable, and (ii) all other Transaction Expenses shall be capitalized as provided in
Section 3.7(e) and paid as Advances funded by related fundings of Participation
--------------
Interests on the date of payment; and

          (b) After the Completion Date, Lessee shall pay or cause to be paid all Transaction Expenses.

     Section 9.2    Brokers' Fees and Stamp Taxes. The Lessee shall pay or cause
                    -----------------------------
to be paid any brokers' fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents.

     Section 9.3    Obligations.
                    -----------

             (a) At all times from and after the Closing Date, the Lessee shall pay, on or before the due date thereof, all costs, expenses and other amounts required to be paid by the Mortgage and the Assignment of Lease other than the principal amount or equity component of, or interest or yield on, the Advances, to the extent such costs, expenses or other amounts arise out of or result from a Fully Indemnifiable Event or an Environmental Obligation.

            (b) With respect to the Improvements only, prior to the Completion Date, (i) the Lessee shall pay from time to time all costs, expenses and other amounts required to be paid pursuant to the Mortgage and the Assignment of Lease arising from an event or circumstance Within the Lessee's Control, provided that if such costs, expenses or other amounts become payable
         --------
due to an inability or failure to complete construction of the Improvements, the Lessee's monetary obligation provided in this clause (b)(i), together with all
                                              -------------
other similarly limited amounts payable prior to the Completion Date under clause (b) of Section 9.1, clause 5(A)(2) of the proviso to Section 13.1,
-----------   -----------  --------------                   ------------
Section 13.10, clause (i)(B) of the proviso to Section 24.1 of the Lease and any
-------------
similarly limited payment obligation of the Lessee in connection with the return or sale of the Lessor's interest in the Property under the Lease or the Construction Agency Agreement, shall not exceed the maximum Land Interest Residual Value Guarantee Amount and Improvements Residual Value Guarantee Amount unless such cost, expense or other amount also arises out of or results from a Fully Indemnifiable Event or an Environmental Obligation, in which case such limitation shall not be applicable, and (ii) all other such costs, expenses or other amounts shall be capitalized as provided in Section 3.7(e) and paid as
                                                  --------------
Advances funded by related fundings of Participation Interests on the date of payment.

          (c) From and after the Completion Date, the Lessee shall pay from time to time all costs, expenses and other amounts required to be paid pursuant to the Mortgage and the Assignment of Lease, howsoever arising.

                                  SECTION 10

                        OTHER COVENANTS AND AGREEMENTS

     Section 10.1   Covenants of the Lessee.
                    -----------------------

               (a)  Affirmative Covenants. The Lessee hereby agrees that, so
                    ----------------------
long as this Agreement is in effect or any amount is owing to any Participant, the Lessor or the Agent hereunder or under any other Operative Document, the Lessee shall and (except in the case of delivery of financial information, reports, and notices) shall cause each of its Subsidiaries to perform each of the following covenants:

                    (i)   General Business Operations. Each of the Lessee and
                          ---------------------------
     its Subsidiaries shall (i) preserve and maintain its corporate existence,
     (ii) preserve and maintain all of its rights, privileges and franchises reasonably necessary to the conduct of its business unless the failure to do so is not reasonably likely to have a Material Adverse Effect, and (iii) conduct its business activities in compliance with all applicable laws and governmental rules and regulations, and all indentures, loan agreements or other agreements for borrowed money or other material agreements or contractual arrangements applicable to such entity or its property or assets, the violation of which is reasonably likely to have a Material Adverse Effect; provided, however, that the Lessee and its Subsidiaries may
                     --------  -------
     dissolve or liquidate any of its Subsidiaries if such dissolution or liquidation is not reasonably likely to have a Material Adverse Effect. The Lessee shall maintain its chief executive office and principal place of business in the United States and shall not relocate its chief executive office of principal place of business outside of California except upon not less than thirty (30) days prior written notice to the Agent.

                    (ii)  Maintenance of Properties. Subject, in the case of the
                          -------------------------
     Property, to the provisions of the Lease and of Section 8.5 hereof, the
                                                     ------------
     Lessee will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all property necessary in the business of the Lessee and its Subsidiaries.

                    (iii) Payment of Taxes and Claims. Subject, in the case of
                          ---------------------------
     the Property, to the provisions of the Lease and of Section 8.5 hereof, the
                                                         -----------
     Lessee will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which appropriate reserves as required by GAAP are maintained. The Lessee will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than the Lessee or any of its Subsidiaries).

               (iv)  Insurance. Subject, in the case of the Property, to the
                     ---------
     provisions of the Lease, the Lessee will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the Lessee and its Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. The Lessee will upon request of the Agent, the Lessor or any Participant furnish to the Agent, the Lessor or such Participant a summary setting forth the nature and extent of the insurance maintained pursuant to this
     Section 10.1(a)(iv).
     -------------------

               (v)   Financial Statements and Other Reports. The Lessee will
                     --------------------------------------
     deliver or cause to be delivered to the Agent (with sufficient copies for each of the Participants) and to the Lessor:

                     (A) as soon as available and in any event within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated balance sheet of the Lessee and its Subsidiaries, and the unconsolidated balance sheet of the Lessee, in each case as at the end of such Fiscal Quarter and the related consolidated statements of income, stockholders' equity and cash flows of the Lessee and its Subsidiaries and related unconsolidated statement of income, stockholders' equity and cash flow of the Lessee, in each case for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail, together with a Financial Officer Certification with respect thereto;

                     (B)  as soon as available and in any event within ninety
          (90) days after the end of each Fiscal Year, (i) the consolidated balance sheet of the Lessee and its Subsidiaries and related unconsolidated statement of income, stockholders' equity and cash flow of the Lessee, in each case as at the end of such Fiscal Year and the related unconsolidated statements of income, stockholders' equity and cash flows of the Lessee and its Subsidiaries for such Fiscal Year in reasonable detail, together with a Financial Officer Certification with respect thereto; and (ii) a report, with respect to such consolidated financial statements of the Lessee and its Subsidiaries, of Arthur Andersen LLP or other independent certified public accountants of recognized national standing selected by the Lessee, together with a written statement by such independent certified public accountants stating (1) that their audit examination has included a review of the terms of the Operative Documents, (2) whether, in connection therewith, any condition or event that constitutes a Default or an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof, and (3) that nothing has come to their attention that causes them to believe either or both that the information contained in any Compliance Certificate is not correct or that the matters set forth in such Compliance Certificate are not stated in accordance with the terms hereof;

                    (C) together with each delivery of financial statements of the Lessee and its Subsidiaries pursuant to Sections 10.1(a)(v)(A) and
                                                      ----------------------
          10.1(a)(v)(B), a duly executed and completed Compliance Certificate;
          -------------

                    (D) if, as a result of any change in accounting principles and policies from those used in the preparation of the Historical Financial Statements, the consolidated financial statements of the Lessee and its Subsidiaries or the unconsolidated financial statements of the Lessee delivered pursuant to Sections 10.1(a)(v)(A),
                                              ----------------------
          10.1(a)(v)(B) or Section 10.1(a)(v)(I) will differ in any material
          -------------    ---------------------
          respect from the consolidated or unconsolidated financial statements as applicable, that would have been delivered pursuant to such Sections had no such change in accounting principles and policies been made, then together with the first delivery of such financial statements after such change a statement of reconciliation for all such prior financial statements in form and substance satisfactory to the Required Participants;

                    (E) promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by the Lessee to its Security holders acting in such capacity or by any Subsidiary of the Lessee to its Security holders other than the Lessee or another Subsidiary of the Lessee, (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Lessee or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (iii) all press releases and other statements made available generally by the Lessee or any of its Subsidiaries to the public concerning material developments in the business of the Lessee or any of its Subsidiaries;

                    (F) promptly upon any officer of the Lessee obtaining knowledge (i) of any condition or event that constitutes a Default or an Event of Default or that notice has been given to the Lessee by the Lessor, the Agent or any Participant with respect thereto; (ii) that any Person has given any notice to the Lessee or any of its Subsidiaries or taken any other action with respect to any event or condition set forth in Section 17.1(e) of the Lease; (iii) if Lessee is not a reporting company for purposes of the Exchange Act, of any condition or event of a type which would otherwise be required to be disclosed in a current report on Form 8-K of the Securities and Exchange Commission (excluding Item 3 as in effect on the date hereof) if Lessee were such a reporting company; or (iv) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, a certificate of a Responsible Officer specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person, as applicable, and the nature of such claimed Event of Default, Default, default, event or condition, and what action the Lessee has taken, is taking and proposes to take, as applicable, with respect thereto;

                    (G) promptly upon any officer of the Lessee obtaining knowledge of the institution of, or non-frivolous threat of, any Adverse Proceeding not previously disclosed in writing by the Lessee to the Lessor, the Agent and the Participants either (i) involving potential monetary damages payable by Lessee or its Subsidiaries of $2,500,000 or more (alone or in the aggregate), or (ii) seeking to enjoin or otherwise prevent the consummation or performance of, or to recover any damages or obtain relief as a result of, the transactions contemplated by the Operative Documents, written notice thereof together with such other information as may be reasonably available to the Lessee to enable the Lessor, the Agent and the Participants and their counsel to evaluate such matters including information from time to time of any material development in any such Adverse Proceeding;

                    (H) (i) promptly upon becoming aware of the occurrence of any ERISA Event, a written notice specifying the nature thereof, what action the Lessee, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and (ii) upon request of the Agent and with reasonable promptness, copies of (1) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Lessee, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (2) all notices received by the Lessee, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (3) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as the Agent shall reasonably request;

                    (I) as soon as practicable and in any event no later than ten (10) days before the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year (a "Financial Plan"),
                                                               --------------
          including a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of the Lessee and its Subsidiaries for such Fiscal Year, together with pro forma Compliance Certificates for such Fiscal Year and an explanation of the assumptions on which such forecasts are based;

                    (J) promptly, written notice of any change in either Moody's or S&P's rating, if any, for Lessee's long term Indebtedness; and

                     (K) the Lessee and its Subsidiaries shall at all times keep proper books of record and account in which full, true and correct entries will be made of their transactions in accordance with GAAP.

                     (L) with reasonable promptness, such other instruments, agreements, certificates, opinions, statements, documents and other information and data with respect to the operations or condition (financial or otherwise) of Lessee or any of its Subsidiaries and compliance by Lessee with the terms of this Agreement and the other Operative Documents as from time to time may be reasonably requested by the Lessor, the Agent or any Participant.

               (vi)  Inspection Rights. Subject, in the case of the Property, to
                     -----------------
     the requirements of the Lease, the Lessee will, and will cause each of its Subsidiaries to, permit any authorized representatives designated by the Lessor, the Agent or any Participant to visit and inspect any of the properties of the Lessee or of any of its Subsidiaries, to inspect its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided, the Lessee may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice to the chief financial officer, treasurer or the vice president of finance of the Lessee and at such reasonable times during normal business hours and as often as may reasonably be requested; provided, the Participants shall use
                                           --------
     their reasonable efforts to coordinate with the Lessor and the Agent in order to minimize the number of such inspections and discussions which shall in no event occur more than once each quarter if no Event of Default has occurred and is continuing. The Lessee will, upon the request of the Lessor, the Agent or the Required Participants, participate in a meeting of the Lessor, the Agent and the Participants once during each Fiscal Year to be held at the Lessee's corporate offices (or at such other location as may be agreed to by the Lessee and the Agent) at such time as may be agreed to by the Lessee and the Agent.

               (vii) Environmental.
                     -------------

                     (A)  Environmental Disclosure. The Lessee will deliver to
                          ------------------------
          the Lessor and the Agent:

                          (1) as soon as practicable following the Lessee's or any of its Subsidiaries' receipt thereof, copies of all environmental audits, investigations, analyses and reports with respect to any material environmental matter at any facility or property of the Lessee or any of its Subsidiaries or with respect to any Environmental Claim arising after the Closing Date at any such facility or property which matter or Environmental Claim (other than in the case of the Property) could reasonably be expected to have a Material Adverse Effect;

                          (2)  promptly upon the Lessee or any of its
               Subsidiaries becoming aware of the occurrence thereof, written notice describing in reasonable detail (1) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws, and (2) any remedial action taken by the Lessee or any other Person in response to (x) any Hazardous Materials Activities the existence of which could be reasonably be expected to result in one or more Environmental Claims that (other than in the case of the Property) could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (y) any Environmental Claims that (other than in the case of the Property), individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect;

                         (3) as soon as practicable following the sending or receipt thereof by the Lessee or any of its Subsidiaries, a copy of any and all material written communications with any third party with respect to (1) any Environmental Claims that (other than in the case of the Property), individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect, (2) any Release required to be reported to any federal, state or local governmental or regulatory agency, and (3) any request for information from any Governmental Authority that suggests such Governmental Authority is investigating whether the Lessee or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity;

                         (4) prompt written notice describing in reasonable detail (1) any proposed acquisition of stock, assets, or property by the Lessee or any of its Subsidiaries that could reasonably be expected to (A) expose the Lessee or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (B) affect the ability of the Lessee or any of its Subsidiaries to maintain in full force and effect all material Governmental Actions required under any Environmental Laws for their respective operations and (2) any proposed action to be taken by the Lessee or any of its Subsidiaries to modify current operations in a manner that could reasonably be expected to subject the Lessee or any of its Subsidiaries to any additional material obligations or requirements under any Environmental Laws; and

                         (5) with reasonable promptness, such other documents and information as from time to time may be reasonably requested by the Lessor or the Agent in relation to any matters disclosed pursuant to this Section 10.1(a)(vii).
                                --------------------

                    (B)  Hazardous Materials Activities, Etc. The Lessee shall
                         -----------------------------------
          promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by the Lessee or such Subsidiaries that (other than in the case of the Property) could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (ii) make an appropriate response to any Environmental

          Claim against the Lessee or such Subsidiaries and discharge any obligations it may have to any Person thereunder where (other than in the case of the Property) failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                      (C) Prior to the commencement of construction on the Property, the Lessee shall have (i) confirmed or negated the presence of the burrowing owl on the Property for purposes of complying with necessary relocation of such burrowing owls during their nesting season, or other mitigative measures deemed necessary during construction, and (ii) properly abandoned or closed all agricultural wells present on the Property in accordance with all regulatory agency requirements.

                      (D) The Lessee shall determine, pursuant to established federal and state criteria, and prior to the removal of topsoil from the Property, whether any soil to be removed exhibits the characteristics of, or would otherwise be classified as, a hazardous waste, and, if such soil is determined to be hazardous, the Lessee shall comply with all applicable federal and state requirements regarding the management of such hazardous waste.

               (viii) Compliance with Laws. The Lessee will comply, and shall
                      --------------------
     cause each of its Subsidiaries and all other Persons, if any, on or occupying any facilities or properties of the Lessee or any or its subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including all Environmental Laws), noncompliance with which could (other than in the case of the Property) reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

               (ix)   Payment of Obligations. Lessee and its Subsidiaries shall
                      ----------------------
     pay, discharge or otherwise satisfy at or before maturity in accordance with customary terms or before they become delinquent, as the case may be, all of its material obligations of whatever nature and all of its obligations under the Operative Documents, except (other than with respect to the Operative Documents and subject, in the case of the Property, to the terms of the Lease) where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP in respect thereto have been provided on the books of the Lessee or its Subsidiaries, as the case may be.

          (b)  Negative Covenants. The Lessee hereby agrees that, so long as
               ------------------
this Agreement remains in effect or any amount is owing to any Participant, the Lessor or the Agent hereunder or under any other Operative Document, the Lessee shall, and shall cause each of its Subsidiaries to comply with each of the following covenants:

               (i)    Indebtedness. The Lessee shall not nor shall it permit any
                      ------------
     of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

                         (A) Indebtedness of the Lessee and its Subsidiaries arising from the endorsement of instruments for collection in the ordinary course of the Lessee's or a Subsidiary's business;

                         (B) Indebtedness of the Lessee and its Subsidiaries for trade accounts payable, provided that (i) such accounts arise in the ordinary course of business and (ii) no material part of any such account is more than ninety (90) days past due (unless subject to a bona fide dispute and for which adequate reserves as required by GAAP have been established);

                         (C) Indebtedness owed to any Person providing worker's compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Lessee or any Subsidiary thereof, or which may be deemed to exist pursuant to reimbursement or indemnification obligations to such Person;

                         (D) Indebtedness of the Lessee and its Subsidiaries with respect to performance, surety, statutory, appeal or similar obligations incurred in the ordinary course of business;

                         (E) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with Deposit Accounts;

                         (F) Guaranties by the Lessee of Indebtedness of its Subsidiaries or guaranties by a Subsidiary of the Lessee of Indebtedness of the Lessee or another Subsidiary with respect, in each case, to Indebtedness otherwise permitted to be incurred pursuant to this Section 10.1(b)(i);
               ------------------

                         (G)  Indebtedness described in Schedule 10.1(b)(i),
                                                        -------------------
          but not any extensions, renewals or replacements of such Indebtedness except (i) renewals and extensions expressly provided for in the agreements evidencing any such Indebtedness as the same are in effect on the date of this Agreement and (ii) refinancings and extensions of any such Indebtedness if the terms thereof are no less favorable to the obligor thereon or to the Participants than the Indebtedness being refinanced or extended and the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended; provided, such Indebtedness permitted under clause (i) or
                    --------                                    ----------
          clause (ii) above shall not be (1) Indebtedness of an obligor that was
          -----------
          not an obligor with respect to the Indebtedness being extended, renewed or refinanced, (2) in a principal amount which exceeds the Indebtedness being renewed, extended or refinanced or (3) incurred, created or assumed if any Default or Event of Default has occurred and is continuing or would result therefrom;

                         (H) Indebtedness with respect to Capital Leases in an aggregate amount not to exceed at any time $30,000,000 with respect to the Lessee and all of its Subsidiaries in the aggregate;

                         (I) Purchase money Indebtedness in an aggregate amount not to exceed at any time $10,000,000 with respect to the Lessee and all of its Subsidiaries in the aggregate; provided, any such
                                                    --------
          Indebtedness (i) shall be recourse only to the asset acquired in connection with the incurrence of such Indebtedness, (ii) such Indebtedness is incurred by such Person at the time of, or not later than ninety (90) days after, the acquisition by such Person of the property so financed, (iii) such Indebtedness does not exceed the purchase price of the property so financed, and (c) no Default or Event of Default has occurred and is continuing at the time the Indebtedness is incurred or will occur after giving effect to such Indebtedness;

                         (J) The obligations of the Lessee to the Lessor, the Agent and the Participants under the Operative Documents, to the extent they are deemed to constitute Indebtedness.

                         (K) Indebtedness consisting of Indebtedness of the Lessee which is subordinated to the obligations of the Lessee under the Operative Documents in right of payment, exercise of remedies or both, and incurred after the Closing Date.

                         (L)  Indebtedness of a Subsidiary acquired pursuant to
          Section 10.1(b)(iv) hereof provided that such Indebtedness existed at the time of the acquisition and was not incurred in contemplation thereof.

                         (M) Other Indebtedness of the Lessee and its Subsidiaries, provided that the aggregate principal amount of all such other Indebtedness does not exceed $30,000,000 at any time.

                  (ii)   Liens. The Lessee shall not, nor shall it permit any of
                         -----
     its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of the Lessee or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC of any state or under any similar recording or notice statute, except: (A) Permitted Exceptions, in the case of the Property, (B) Permitted Liens described in clauses (a), (b), (c) or (l) of the definition of such term, in the case of the Minimum Cash Balance Collateral and the Minimum Cash Balance Account, and (C) Permitted Liens, in all other cases.

                  (iii)  Dividends, Redemptions, Etc. Neither the Lessee nor
                         ---------------------------
     any of its Subsidiaries shall pay any dividends or make any distributions on its Equity Securities; purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; return any capital to any holder of its Equity Securities as such; make any distributions of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or set apart any sum for any such purpose; except as follows:

                         (A) either the Lessee or any of its Subsidiaries may pay dividends on its capital stock payable solely in such Person's own capital stock;

                         (B) any Subsidiary of the Lessee may pay dividends to the Lessee;

                         (C) the Lessee may purchase shares of its capital stock for its employee stock option plans, provided that (A) the aggregate amount of such purchases does not exceed $15,000,000 in any Fiscal Year, and (B) no Default has occurred and is continuing at the time of such purchase or will occur after giving effect to such purchase; and

                         (D) the Lessee may purchase shares of its capital stock with the proceeds received by it from a substantially concurrent issue of new shares of its capital stock.

                  (iv)   Investments. Neither the Lessee nor any of its
                         -----------
     Subsidiaries shall directly or indirectly make any Investment except for Investments in the following:

                         (A) Investments of Lessee and its Subsidiaries in Cash Equivalents;

                         (B)  Any transaction permitted by Section 10.1(b)(i);
                                                           ------------------

                         (C) Money market mutual funds registered with the Securities and Exchange Commission, meeting the requirements of Rule 2a-7 promulgated under the Investment Company Act of 1940;

                         (D)  Investments listed on Schedule 10.1(b)(iv)(D)
                                                    -----------------------
          existing on the date of this Agreement;

                         (E) Investments permitted by the investment policy of Lessee set forth in Schedule 10.1(b)(iv)(E) or, if any changes to the
                              -----------------------
          investment policy of Lessee are hereafter duly approved by the Board of Directors of Lessee, in any subsequent investment policy which is the most recent investment policy delivered by Lessee to Agent with a certificate of Lessee's chief financial officer to the effect that such investment policy has been duly approved by Lessee's Board of Directors and is then in effect; and

                         (F) Other Investments in an aggregate amount not to exceed at any time more than ten percent (10%) of Lessee's Tangible Net Worth.

                  (v)    Fundamental Changes; Disposition of Assets;
                         -------------------------------------------
     Acquisitions.  The Lessee shall not, and shall not permit any of its
     ------------
     Subsidiaries to, alter the corporate, capital or legal structure of the Lessee or any of its Subsidiaries if any such alteration could reasonably be expected to have a Material Adverse Effect, or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except:

                         (A) Any Domestic Subsidiary of the Lessee may be merged into Lessee or with or into any Wholly-Owned Domestic Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Lessee or any Wholly-Owned Domestic Subsidiary; provided in the case of such a merger, Lessee or such
                      --------
          Wholly-Owned Domestic Subsidiary shall be the continuing or surviving persons;

                         (B) Any Foreign Subsidiary of the Lessee may be merged into the Lessee or with or into any Wholly-Owned Foreign Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to the Lessee or any Wholly-Owned Foreign Subsidiary; provided, in the case of such a merger, the Lessee or such Wholly-
          --------
          Owned Foreign Subsidiary shall be the continuing or surviving corporation;

                         (C) Asyst Japan, Inc. may be merged into MECS Corporation;

                         (D) Sales or other dispositions of Investments permitted by subparts (A) and (C) of Section 10.1(b)(iv) for not less
                       ------------     ---    -------------------
          than fair value;

                         (E) Sales of inventory by the Lessee and its Subsidiaries in the ordinary course of their businesses;

                         (F) Sales of surplus, damaged, worn or obsolete equipment or inventory for not less than fair market value;

                         (G) Sales or assignments of defaulted receivables to a collection agency in the ordinary course of business;

                         (H) Licenses to other Persons of intellectual property by the Lessee or any Subsidiary thereof in the ordinary course of business provided that, in each case, the terms of the transaction,
                   --------
          taken as a whole, are terms which then would prevail in the market for similar transactions between unaffiliated parties dealing at arm's length;

                         (I) Sales or other dispositions of assets and property by the Lessee to any of the Lessee's Subsidiaries or by any of the Lessee's Subsidiaries to the Lessee or any of its other Subsidiaries, provided that the terms of any such sales or other dispositions by or to the Lessee are terms which are no less favorable to the Lessee than would prevail in the market for similar transactions between unaffiliated parties dealing at arm's length;

                         (J)  Transactions permitted under Section 10.1(b)(iv);
                                                           -------------------

                         (K) Sales of accounts receivable of the Lessee and its Subsidiaries, provided that (A) each such sale is (1) on fair and reasonable terms and (2) for cash, and (B) the aggregate book value of all such accounts receivable so sold in any consecutive four quarter period does not exceed twenty percent (20%) of the consolidated total accounts receivable of the Lessee and its Subsidiaries on the last day immediately preceding such four quarter period;

                         (L) Acquisitions by purchase or otherwise of all or substantially all of the business, property or fixed assets of, or stock or other beneficial ownership of, any Person or any division or line of business of any Person provided that such acquisition is paid for with cash or capital stock of Lessee or any of its Subsidiaries and provided further that such acquisitions do not exceed at any time more than twenty percent (20%) of the total assets of Lessee and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; and

                         (M) Other sales, leases, transfers and disposal of assets and property for not less than fair market value, provided that the aggregate book value of all such assets and property so sold, leased, transferred or otherwise disposed of in any consecutive four quarter period does not exceed ten percent (10%) of the Consolidated Assets of the Lessee and its Subsidiaries on the last day immediately preceding such four quarter period;

provided, however, that the foregoing exceptions shall not be construed to
--------  -------
permit any sales, leases, transfers or disposals of any of the Property, except as expressly permitted by the Operative Documents.

                  (vi)   Accounting Changes. Neither the Lessee nor any of its
                         ------------------
     Subsidiaries shall change (i) its Fiscal Year (currently April 1 through March 31) or (ii) its accounting practices except as permitted by GAAP.

                  (vii)  Transactions with Affiliates. Neither the Lessee nor
                         ----------------------------
     any of its Subsidiaries shall enter into any Contractual Obligations with any Affiliate thereof or engage in any other transaction with any Affiliate thereof except upon terms at least as favorable to the Lessee or such Subsidiary as an arms-length transaction with unaffiliated Persons.

                  (viii) Change in Business. Neither the Lessee nor any of its
                         ------------------
     Subsidiaries shall engage, either directly or indirectly through Affiliates thereof, in any material line of business other than the business conducted by such Persons as of the Closing Date and other businesses incidental or reasonably related thereto.

                    (ix) ERISA. Neither the Lessee nor any ERISA Affiliate shall
                         -----
     (A) adopt or institute any Employee Benefit Plan that is an employee pension benefit plan within the meaning of Section 3(2) of ERISA, (B) take any action which will result in the partial or complete withdrawal, within the meanings of Section 4203 and 4205 of ERISA, from a Multiemployer Plan,
     (C) engage or permit any Person to engage in any transaction prohibited by
     Section 406 of ERISA or Section 4975 of the Code involving any Employee Benefit Plan or Multiemployer Plan which would subject either the Lessee or any ERISA Affiliate to any tax, penalty or other liability including a liability to indemnify, (D) incur or allow to exist any accumulated funding deficiency (within the meaning of Section 412 of the Code or Section 302 of ERISA), (E) fail to make full payment when due of all amounts due as contributions to any Employee Benefit Plan or Multiemployer Plan, (F) fail to comply with the requirements of Section 4980B of the Code or Part 6 of Title I(B) of ERISA, or (G) adopt any amendment to any Employee Benefit Plan which would require the posting of security pursuant to Section 401(a)(29) of the Code, which singly or cumulatively, would have a Material Adverse Effect.

     Section 10.2   The Lessee's Financial Covenants. So long as this Agreement
                    --------------------------------
remains in effect or any amount is owing to any Participant, the Lessor or the Agent hereunder or under any other Operative Document, the Lessee will comply and will cause compliance, on a consolidated basis with the following financial covenants:

               (a)  Funded Indebtedness/Capital Ratio. The Lessee shall not
                    ---------------------------------
permit its Funded Indebtedness/Capital Ratio to be greater than 0.50 to 1.00.

               (b)  Quick Ratio. The Lessee shall not permit its Quick Ratio to
                    -----------
be less than 1.25 to 1.00.

               (c)  Debt Service Coverage Ratio. The Lessee shall not permit its
                    ---------------------------
Debt Service Coverage Ratio for any Fiscal Quarter to be less than 5.0 to 1.0, provided that in calculating such ratio for each fiscal quarter ending on or prior to December 31, 2000, Lessee's Adjusted Net Income will be determined on a rolling annualized basis.

               (d)  Tangible Net Worth. The Lessee shall not permit its Tangible
                    ------------------
Net Worth on the last day of any Fiscal Quarter (such date to be referred to herein as a "determination date") to be less than the sum on such determination date of the following:

                    (i) Ninety percent (90%) of the Tangible Net Worth of the Lessee and its Subsidiaries as of March 31, 2000 (the "base date");
                                                             ---------

                                     plus
                                     ----

                    (ii) Seventy-five percent (75%) of the sum of the Lessee's consolidated quarterly net income (ignoring any quarterly losses) for each Fiscal Quarter after the base date through and including the Fiscal Quarter ending on the determination date;

                                     plus
                                     ----

               (iii) One hundred percent (100%) of all Net Proceeds of Equity Securities issued by the Lessee and its Subsidiaries (to Persons other than the Lessee or its Subsidiaries) during the period commencing on the base date and ending on the determination date;

                                     plus
                                     ----

               (iv) One hundred percent (100%) of the principal amount of all debt securities of the Lessee and its Subsidiaries converted into Equity Securities of the Lessee and its Subsidiaries during the period commencing on the base date and ending on the determination date.

          (e)  Minimum Cash Balance. On the Improvements Closing Date, the
               --------------------
Lessee shall establish, and shall at all times thereafter during the Term maintain, an account with LaSalle Bank N.A. (the "Minimum Cash Balance Account")
                                                  ----------------------------
into which the Lessee shall deposit (A) during the Construction Period, Qualified Securities (as defined in the Minimum Cash Balance Collateral Agreement) and (B) following the Construction Period, cash and/or Qualified Securities, in either case in an aggregate amount equal to (i) $50,000,000 on the Improvements Closing Date, and (ii) an additional $2,500,000 on the last day of the Fiscal Quarter ending March 31, 2001 and the last day of each Fiscal Quarter thereafter, until the aggregate amount so deposited in the Minimum Cash Balance Account reaches $100,000,000 as of the last day of the Fiscal Quarter ending December 31, 2005 (and the Required Cash Balance Amount as of any date of determination shall be as set forth on Schedule 10.2(e) hereto). Notwithstanding
                                       ----------------
anything contained to the contrary in the Operative Documents, in no event shall the Lessee create, permit or suffer to exist any Liens on the Minimum Cash Balance Collateral or the Minimum Cash Balance Account other than those in favor of the Agent, for the benefit of the Participants, in accordance with the terms hereof. On the Improvements Closing Date, the Lessee shall execute and deliver a Minimum Cash Balance Collateral Agreement in the form of Exhibit P hereto (the
                                                         ---------
"Minimum Cash Balance Collateral Agreement") pursuant to which, inter alia, at
 -----------------------------------------                      ----- ----
the earlier of (x) the date which is thirty (30) days following the occurrence of any Lease Event of Default, or (y) December 30, 2005, the Lessee shall grant a first priority perfected security interest in, and Lien on, the Minimum Cash Balance Account and the Minimum Cash Balance Collateral in favor of the Agent, for the benefit of the Participants. The Lessee shall not be permitted to withdraw any amounts on deposit in the Minimum Cash Balance Account at any time during the Term other than as permitted in the Minimum Cash Balance Collateral Agreement.

          (f)  Net Losses. The Lessee and its Subsidiaries on a consolidated
               ----------
basis shall not incur a net loss (as determined in accordance with GAAP) in (i) any two (2) consecutive Fiscal Quarters, or (ii) any Fiscal Year.

     Section 10.3  Cooperation with the Lessee. The Lessor, the Participants
                   ---------------------------
and the Agent shall, to the extent reasonably requested by the Lessee (but without assuming additional liabilities, duties or other obligations on account thereof), at the Lessee's expense, cooperate with the Lessee in connection with its covenants contained herein including, without limitation, at any time and from time to time, upon the request of the Lessee, to promptly and duly execute and deliver any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Lessee may reasonably request in order to perform such covenants.

     Section 10.4   Covenants of the Lessor. The Lessor hereby agrees that so
                    -----------------------
long as this Participation Agreement is in effect:

               (a)  Discharge of Liens. The Lessor will not create or permit to
                    ------------------
exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Property attributable to it; provided, however, that the
                                                 --------  -------
Lessor shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Lease or the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, the Property or title thereto or any interest therein or the payment of Rent; provided, further, that in the event the Lessee purchases the Property the
--------  -------
Lessor shall discharge all such Lessor Liens on or prior to the date on which the purchase is effective under the Lease.

               (b)  Change of Chief Place of Business. The Lessor shall give
                    ---------------------------------
prompt notice to the Lessee and the Agent if the Lessor's chief place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Property are kept, shall cease to be located at 135 South LaSalle Street, Chicago, Illinois 60603, or if it shall change its name, identity or corporate structure.

                                  SECTION 11

                        AMENDMENTS; ACTIONS ON DEFAULT;
                    RELATIONSHIP OF LESSOR AND PARTICIPANTS

     Section 11.1   Amendments. Subject to the other provisions of this Section
                    ----------                                          -------
11, no Operative Document nor any of the terms thereof may be terminated,
--
amended, supplemented, waived or modified with respect to the Lessee, the Lessor, the Agent or any Participant, except (a) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Lessee, the Lessor or the Agent, with the written agreement or consent of such party, (b) prior to the occurrence and continuation of a Lease Event of Default, the Lessee's consent shall be required to amend or modify any Operative Document to which it is not a party, and (c) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Participants, with the written agreement or consent of the Required Participants; provided, however, that

               (a) no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of each Participant:

                    (i)    modify any of the provisions of this Section 11,
                                                                ----------
     change the definition of "Required Participants" or modify or waive any
                               ---------------------
     provision of an Operative Document requiring action by the foregoing;

                    (ii) amend, modify, waive or supplement any of the provisions of Sections 3.6, 3.7 or 3.10 - 3.20 of this Participation
                   --------------------------------
     Agreement or the representations of such Participant in Section 8 or the
                                                             ---------
     covenants in Section 7 of this Participation Agreement;
                  ---------

                    (iii) reduce, modify, amend or waive any fees or indemnities in favor of any Participant, including without limitation amounts payable pursuant to Section 13 (except that any Person may consent
                                 ----------
     to any reduction, modification, amendment or waiver of any indemnity payable to it);

                    (iv) modify, postpone, reduce or forgive, in whole or in part, any payment of Rent (other than pursuant to the terms of any Operative Document), any payment in respect of its Participation Interest, or any payment of any Asset Termination Value, Commitment Fee, any Residual Value Guarantee Amount, amounts due pursuant to Section 22.2 of the Lease, or interest or yield or, subject to clause (iii) above, any other amount
                                         ------------
     payable under the Lease or this Participation Agreement, or modify the definition or method of calculation of Rent (other than pursuant to the terms of any Operative Document), Participation Interest, Land Asset Termination Value, Improvements Asset Termination Value, Lease Balance, Commitment Fee, Shortfall Amount, Land Interest Residual Value Guarantee Amount, Improvements Residual Value Guarantee Amount, Property Improvements Cost, Participant Balance, Tranche A Participant Balance, Tranche B Participant Balance, Tranche C Participant Balance or any other definition which would affect the amounts to be advanced or which are payable under the Operative Documents;

                    (v) consent to any assignment of the Lease (other than pursuant to the terms thereof), releasing the Lessee from its obligations in respect of the payments of Rent and any Asset Termination Value or changing the absolute and unconditional character of such obligation;

                    (vi) except as authorized by the Operative Documents, release the Lessor's interest in all or a substantial part of the Property or in any of the Minimum Cash Balance Collateral or the Minimum Cash Balance Account; or

                    (vii) increase the amount of the Commitment of such Participant; and

               (b) no other termination, amendment, supplement, waiver or modification shall, without the written agreement or consent of the Lessor and the Required Participants, be made to the Lease or Section 6 of this
                                                   ---------
Participation Agreement or the definition of "Event of Default".
                                              ----------------

  Section 11.2 Forbearance, Execution of Waivers and Amendments by the
               -------------------------------------------------------
Lessor; Actions on Default.
--------------------------

          (a) The Lessor shall have the right to forebear from exercising rights against the Lessee to the extent the Lessor shall determine in good faith that such forbearance is appropriate and is permitted by this Section 11. Upon
                                                              ----------
the direction of the Required Participants, the Lessor shall execute any waiver, modification or amendment of the Lease or the Construction Agency Agreement requested by the Lessee; provided, that: (i) the waiver, modification or
                         --------
amendment is not prohibited by the provisions of this Section 11, (ii) the
                                                      ----------
waiver, modification or amendment does not (A) increase the amount the Lessor may be required to pay to the Lessee or anyone else, or (B) reduce or postpone (and cannot reasonably be expected to reduce or postpone) any payments that the Lessor would, but for such modification or amendment, be expected to receive, or
(C) release the Lessor's interest in the Minimum Cash Balance Collateral or the Minimum Cash Balance Account or in all or a substantial part of the Property; and (iii) the Lessor is not excused from executing the waiver, modification or amendment by Section 11.4.
             ------------

          (b) The Lessor will, with reasonable promptness, provide each Participant with copies of all default notices it sends or receives under the Lease or the Construction Agency Agreement and notify each Participant of any Event of Default under the Lease or the Construction Agency Agreement of which it is aware and of any other matters which, in the Lessor's reasonable judgment, are likely to materially affect the payments each Participant will be required to make or be entitled to receive under this Agreement, but the Lessor will not in any event be liable to any Participant for the Lessor's failure to do so unless such failure constitutes gross negligence or willful misconduct on the part of the Lessor.

          (c) Before taking possession of the Property or exercising foreclosure or offset rights against the Property or filing any lawsuit against the Lessee because of any breach by the Lessee of the Operative Documents or if requested in writing by any Participant at any time when an Event of Default has occurred and is continuing, the Lessor shall promptly call a meeting with each Participant and the Agent to discuss what, if anything, the Lessor should do. Such meeting shall be scheduled during regular business hours in the offices of the Agent, or another appropriate location in Chicago, Illinois not earlier than five (5) and not later than twenty (20) Business Days after the Lessor's receipt of the written request from a Participant. If the Required Participants shall direct the Lessor in writing to (a) send any default notices required before a Default can become an Event of Default, or (b) bring a lawsuit against the Lessee to enforce the Operative Documents when an Event of Default has occurred and is continuing, then the Lessor shall send the notice or bring the suit, and the Lessor shall prosecute any such suit with reasonable diligence using reputable counsel. However, if the Agent is not a member of the Required Participants voting pursuant to this Section 11.2(c) in favor of the giving of
                                     ---------------
any such notice or the bringing of any such suit, then the Lessor may require that it first receive the written agreement (in form reasonably acceptable to the Lessor) of the members of the Required Participants so voting to indemnify the Agent and the Lessor from and against all costs, liabilities and claims that may be incurred by or asserted against the Lessor because of the action the Required Participants direct the Agent or the Lessor to take. In no event shall any Participant instigate any suit or other action directly against the Lessee with respect to the Operative

Documents or the Property, even if such Participant would, but for this agreement, be entitled to do so as a third party beneficiary or otherwise under the Operative Documents.

          (d) In the event the Lessee or its designee fails to purchase the Property after any exercise of its Purchase Option or Expiration Date Purchase Obligation or following the occurrence and continuance of an Event of Default, the Lessor shall, if the Required Participants shall agree in writing, bring suit against the Lessee to enforce the Operative Documents in such form as shall be recommended by reputable counsel, and thereafter the Lessor shall prosecute the suit with reasonable diligence in accordance with the advice of reputable counsel. If, after the occurrence and continuance of an Event of Default, the Lessor acquires the interests of the Lessee in any of the Property as a result of such suit or otherwise (unless the Lessor acquires such interests through a Voluntary Retention of the Property and pays to each Participant (other than Lessor) all amounts payable to such Participant hereunder, including, without limitation, such Participant's Participation Interest in all amounts payable by the Lessee on the Designated Payment Date and any Shortfall Amount), the Lessor shall thereafter proceed with reasonable diligence to sell the Property in a commercially reasonable manner to one or more bona fide third party purchasers and shall in any event endeavor to consummate the sale of the entire Property (through a single sale of the entire Property or a series of sales of parts) within five (5) years following the date the Lessor recovers possession of the Property at the best price or prices the Lessor believes are reasonably attainable within such time. Further, after the Designated Payment Date and prior to the Lessor's sale of the entire Property, the Lessor shall retain a property management company experienced in the area where the Property is located to manage the operation of the Property and pursue the leasing of any completed Improvements which are part of the Property. The Lessor shall not retain an Affiliate of the Lessor to act as the property manager except under a bona fide, arms-length management contract containing commercially reasonable terms. Further, after the Designated Payment Date and until the Lessor sells the Property, the Lessor shall (i) endeavor in good faith to maintain, or shall obtain the agreement of one or more of such tenants to maintain, the Property in good order and repair, (ii) procure and maintain casualty insurance against risks customarily insured against by owners of comparable properties, in amounts sufficient to eliminate the effects of coinsurance, (iii) keep and allow each Participant to review accurate books and records covering the operation of the Property, and (iv) pay prior to delinquency all taxes and assessments lawfully levied against the Property.

          (e) Notwithstanding the foregoing, Defaulting Participants shall have no voting or consent rights under this Section 11.2 and no rights to
                                            ------------
require the Lessor to call a meeting pursuant to Section 11.2(d) until they
                                                 ---------------
cease to be Defaulting Participants. During any period that any Defaulting Participants have no voting rights under this Section 11.2, only the Commitment
                                              ------------
Percentages of the other Participants that still have voting rights will be considered for purposes of determining the Required Participants.

     Section 11.3 Actions by Lessor Generally. Subject to the limitations set
                  ---------------------------
forth in Section 11.2 and the provisions of Section 11.11:
         ------------                               -----

          (a) The Lessor shall have the exclusive right to take any action and to exercise any available powers, rights and remedies to enforce the obligations of the Lessee under the Operative Documents, or to refrain from taking any such action or exercising any such power, right or remedy.

          (b) The Lessor shall be entitled to (i) give any consent, waiver or approval requested by the Lessee with respect to any construction or other approval contemplated in the Lease or the Construction Agency Agreement or (ii) waive or consent to any adverse title claims affecting the Property, provided
                                                                     --------
that, in either case, such action will not have a material adverse effect on the Lessee's obligations or ability to make the payments required under the Operative Documents, the Lessor's rights and remedies under the Operative Documents or any Participant's rights hereunder.

       Section 11.4 Conflicts. Notwithstanding anything to the contrary herein
                    ---------
contained, the Lessor shall be entitled, even over the objection of each Participant or the Required Participants, (i) to take any action required of the Lessor by, or to refrain from taking any action prohibited by, the Operative Documents or any law, rule or regulation to which the Lessor is subject (provided, that this Section shall not be construed to authorize the Lessor to
 --------
take any action required by a modification of the Operative Documents prohibited by Section 11.2), and (ii) after notice to the Participants, to bring and
   ------------
prosecute a suit against the Lessee in the form recommended by and in accordance with advice of reputable counsel at any time when a breach of the Operative Documents by the Lessee shall have put the Lessor (or any of its officers or employees) at risk of criminal prosecution or significant liability to third parties or at any time after the Lessee or its designee fails to purchase the Property on the Designated Payment Date. Nothing herein contained shall be construed to require the Lessor to agree to modify the Operative Documents or to take any action or refrain from taking any action in any manner that could increase the Lessor's liability to the Lessee or others, that could reduce or postpone payments to which the Lessor is entitled thereunder, or that could reduce the scope and coverage of the indemnities provided for the Lessor's benefit therein.

       Section 11.5 Refusal to Give Consents or Fund. If any Participant
                    --------------------------------
declines to consent to any amendment, modification, waiver, release or consent for which such Participant's consent is requested or required by reason of this Agreement, or if any Participant fails to pay any amount owed by it hereunder, the Lessor shall have the right, but not the obligation and without limiting any other remedy of the Lessor, to terminate such Participant's rights to receive any further payments under Section 3 of this Agreement by paying such
                           ---------
Participant a termination fee equal to the total of:

                    (i) all amounts actually advanced by such Participant to the Lessor under Section 3.4 hereof before the termination; excluding,
                    -----------
       however, any such amounts that were repaid to such Participant before the termination by actual payments made to such Participant by the Lessor of, or the Lessor's offset against, sums representing:

                        (A) Such Participant's Commitment Percentage (as then in effect) times any payments of Rent received by the Lessor under the Lease; plus

                        (B) Such Participant's Commitment Percentage (as then in effect) times any sales proceeds or proceeds of any casualty or condemnation or any payments of Asset Termination Value received by the Lessor under the Lease; and

                  (ii) Such Participant's Commitment Percentage (as then in effect), times:

                       (A) the then accrued but unpaid Basic Rent or, during the Construction Period, accrued but unpaid interest or yield, and Commitment Fees due hereunder; plus

                       (B) interest on past due amounts described in the preceding clause (A) computed at the Federal Funds Effective Rate; plus

                       (C) interest on any amounts (other than interest itself) past due from the Lessee or its designees under the Operative Documents, computed at the Federal Funds Effective Rate.

     Section 11.6 Required Repayments. Each Participant shall repay to the
                  -------------------
Lessor, upon written request or demand by the Lessor (i) any sums paid by the Lessor to such Participant under this Agreement from, or that were computed by reference to, any Rent or other amounts which the Lessor shall be required to return or pay over to another party, whether pursuant to any bankruptcy or insolvency law or proceeding or otherwise and (ii) any interest or other amount that the Lessor is also required to pay to another party with respect to such sums. Such repayment by any Participant shall not constitute a release of such Participant's right to receive such Participant's Commitment Percentage (as then in effect) times the amount of any such Rent or any such other amount (or any interest thereon) that the Lessor may later recover.


     Section 11.7 Indemnification.  Each Participant agrees to indemnify and
                  ---------------
defend the Lessor (to the extent not reimbursed by the Lessee within ten (10) days after demand) from and against such Participant's Commitment Percentage (as then in effect) of any and all liabilities, obligations, claims, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this Section 11.7 collectively
                                                    ------------
called "Covered Liabilities") which to any extent (in whole or in part) may be
        -------------------
imposed on, incurred by or asserted against the Lessor growing out of, resulting from or in any other way associated with the Property or the Operative Documents (including the enforcement thereof, whether exercised upon the Lessor's own initiative or upon the direction of the Required Participants) and the transactions and events at any time associated therewith or contemplated therein. The foregoing indemnification shall apply whether or not such Covered Liabilities are in any way or to any extent caused, in whole or in part, by any negligent act or omission of any kind by the Lessor; provided, that no
                                                     --------
Participant shall be obligated under this Section 11.7 to indemnify the Lessor
                                          ------------
(i) for Covered Liabilities that would not have been incurred but for a Voluntary Retention of the Property by the Lessor, (ii) for Covered Liabilities incurred in connection with any transfer or assignment by the Lessor of its right to receive Rent or its rights and interests in and to the Property, the Operative Documents or this Agreement to its Affiliates, or (iii) for that portion or percentage, if any, of any of the Covered Liabilities which is proximately caused by: (A) the Lessor's own gross negligence or willful misconduct; (B) any representation made by the Lessor in the Operative Documents that is false in any material respect and that the Lessor knew was false at the time of the Lessor's execution of the Operative Documents; or (C) Lessor Liens not claimed by, through or under any of the Participants. After each Participant has paid its Commitment Percentage (as then in effect) of any Covered

Liabilities, each Participant shall be entitled to payment from the Lessor of an amount equal to the Adjusted Percentage (as defined below) of any payments subsequently received by the Lessor as Excess Reimbursement (as defined below) for such Covered Liabilities. As used in this Section "Adjusted Percentage" as
                                                       -------------------
of any date of determination shall equal (i) such Participant's Commitment Percentage then in effect, divided by (ii) the sum of the Commitment Percentages of all Participants who have paid the Lessor their respective shares of the Covered Liabilities at issue. As used in this Section, the term "Excess
                                                                 ------
Reimbursement" shall mean, for the Covered Liabilities at issue, amounts
-------------
reimbursed or paid by the Lessee to or on behalf of the Lessor on account of such Covered Liabilities in excess of an amount equal to the product of (i) such Covered Liabilities, multiplied by (ii) the Commitment Percentages of any Participants that have not paid the Lessor their respective Percentages of such Covered Liabilities.

       Section 11.8  Application of Payments Received From Defaulting
                     ------------------------------------------------
Participant As a Cure For Payment Defaults. If after a failure to make a payment
------------------------------------------
required by Section 3.4, any Defaulting Participant cures such failure, in whole
            -----------
or in part, by paying to the Lessor all or part of such payment and interest thereon at the Late Payment Rate, then the Lessor shall apply the payments so made to the Lessor, net of the costs of collecting such payments (the "Net Cure
                                                                       --------
Proceeds"), or other funds available to the Lessor equal to the Net Cure
--------
Proceeds, in the following order before applying the same to any other purpose:

                     (i) first, to make payments to the Lessor itself equal to its Excess Investment (if any) until the Lessor shall no longer have any Excess Investment; and

                     (ii) second, to make further Advances to the Lessee under this Agreement to the extent the Lessor is required or deems it appropriate to do so; provided, that such further Advances do not cause
                             --------
       the total Property Cost to exceed the sum of the Commitments.

       Section 11.9  Order of Application. For purposes of this Agreement, the
                     --------------------
Lessor shall be entitled, but not required, to apply any payments received from the Lessee under the Operative Documents to satisfy costs incurred by the Lessor because of any sale under the Lease before applying such payments to satisfy the Lessee's other obligations, regardless of how the Lessee may have designated such payments.


       Section 11.10 Investments Pending Dispute Resolution; Overnight
                     -------------------------------------------------
  Investments. Whenever the Lessor in good faith determines that it does not
  -----------
have all information needed to determine how payments to Participants must be made on account of any then existing Participation Interests which the Lessor has received, or whenever the Lessor in good faith determines that there is any dispute among the Participants about payments which must be made on account of Participation Interests actually received by the Lessor, the Lessor may choose to defer the payments which are the subject of such missing information or dispute. However, to minimize any such deferral, the Lessor shall attempt diligently to obtain any missing information needed to determine how payments to the Participants must be made. Also, pending any such deferral, or if the Lessor is otherwise required to invest funds pending distribution to the Participants, the Lessor shall invest funds equal to (i) the total of the Commitment Percentages of all Participants to whom payments have not been made with respect to the Participation Interests at issue, times (ii) the total payments at issue. In addition, the Lessor shall endeavor to invest payments of Participation Interests it receives after 12:00 noon, Chicago time, on the day in question that are to be paid to a Participant on the next Business Day pursuant to Section 3; provided that the Lessor shall have no liability to
                ---------
any Participant if the Lessor is unable to make such investments. Investments by the Lessor shall be in the overnight federal funds market pending distribution, and the interest earned on each dollar of principal so invested shall be paid to the Person entitled to receive such dollar of principal when the principal is paid to such Person.

       Section 11.11 Agent to Exercise Lessor's Rights. The Lessor has assigned
                     ---------------------------------
its interest in the Lease to the Agent, for the benefit of the Participants, pursuant to the Assignment of Lease. To the extent provided therein, the rights, remedies, duties and responsibilities of the Lessor contained in this Section 11
                                                                      ----------
and in the other Operative Documents with respect thereto shall be exercisable by, binding upon and inure to the benefit of the Agent, for the benefit of the Participants.

       Section 11.12 Exculpatory Provisions Regarding the Lessor. Subject to
                     ------------------------------------------
the provisions of Section 11.11, each Participant hereby irrevocably authorizes
                  -------------
the Lessor to take such actions on its behalf as are expressly vested in or delegated to the Lessor by the terms of this Agreement and the other Operative Documents, together with such powers as are reasonably incidental thereto. The provisions of the following Sections of this Agreement are hereby incorporated by reference into this Section 11.12, substituting the word "Lessor" for "Agent"
                       -------------
therein:

                     (i)      Section 14.1 - second sentence.
                              ------------

                     (ii)     Section 14.2 - all.
                              ------------

                     (iii)    Section 14.3 - all.
                              ------------

                     (iv)     Section 14.4 - all.
                              ------------

                     (v)      Section 14.5 - first sentence.
                              ------------

                     (vi)     Section 14.6 - last sentence.
                              ------------

                                   SECTION 2

                     TRANSFERS OF PARTICIPANTS' INTERESTS

       Section 12.1  Restrictions on and Effect of Transfer by Participants. No
                     ------------------------------------------------------
Participant may (without the prior written consent of the Agent and (prior to a Lease Event of Default) Lessee, in either case not to be unreasonably withheld) assign, convey or otherwise transfer (including pursuant to a participation) all or any portion of its right, title or interest in, to or under its Participation Interest or any of the Operative Documents or the Property, provided that (x)
                                                            --------
any Participant may pledge its interest without the consent of the Agent or the Lessee to any Federal Reserve Bank, (y) without the prior written consent of the Agent, any Participant may transfer all or any portion of its interest to any Affiliate of such Participant or to any other existing Participant, and (z) the Lessor may not transfer its Tranche C Equity Interest in the absence of a Lease Event of Default; provided,
                                                                      --------
further, that in the case of any transfer (other than a transfer to an Affiliate
------
of the relevant Participant) each of the following conditions and any other applicable conditions of the other Operative Documents are satisfied:

     (a) Required Notice and Effective Date.  Any Participant desiring to effect
         ----------------------------------
a transfer of its interest shall give written notice of each such proposed transfer to the Lessee and the Agent at least five (5) Business Days prior to such proposed transfer, setting forth the name of such proposed transferee, the percentage or interest to be retained by such Participant, if any, and the date on which such transfer is proposed to become effective. All reasonable out-of-pocket costs (including, without limitation, legal expenses) incurred by the Lessor, the Lessee, the Agent or any Participant in connection with any such disposition by a Participant under this Section 12.1 shall be borne by such
                                        ------------
transferring Participant.  In the event of a transfer under this Section 12.1,
                                                                 ------------
any expenses incurred by the transferee in connection with its review of the Operative Documents and its investigation of the transactions contemplated thereby shall be borne by such transferee or the relevant Participant, as they may determine, but shall not be considered costs and expenses which the Lessee is obligated to pay or reimburse under Section 9. Any such proposed transfer
                                       ---------
shall become effective upon the later of (i) the date proposed in the transfer notice referred to above and (ii) the date on which all conditions to such transfer set forth in this Section 12.1 shall have been satisfied.
                           ------------

     (b) Assumption of Obligations.  Any transferee pursuant to this Section
         -------------------------                                   -------
12.1 shall execute and deliver to the Agent and the Lessee an Assignment and
----
Acceptance in substantially the form attached as Exhibit I ("Assignment and
                                                 ---------   --------------
Acceptance"), duly executed by such transferee and the transferring Participant,
-----------
and a letter in substantially the form of the Participant's Letter attached hereto as Exhibit J ("Participant's Letter"), and thereupon the obligations of
          ---------   ---------------------
the transferring Participant under the Operative Documents shall be proportionately released and reduced to the extent of such transfer. Upon any such transfer as above provided, the transferee shall be deemed to be bound by all obligations (whether or not yet accrued) under, and to have become a party to, all Operative Documents to which its transferor was a party, shall be deemed the pertinent "Participant" for all purposes of the Operative Documents and shall be deemed to have made that portion of the payments pursuant to this Participation Agreement previously made or deemed to have been made by the transferor represented by the interest being conveyed; and each reference herein and in the other Operative Documents to the pertinent "Participant" shall thereafter be deemed a reference to the transferee, to the extent of such transfer, for all purposes. Upon any such transfer, the Agent shall deliver to each Participant, the Lessor and the Lessee a new Schedule I and a new Schedule
                                                  ----------           --------
II to this Agreement, each revised to reflect the relevant information for such
--
new Participant and the Commitment of such new Participant (and the revised Commitment of the transferor Participant if it shall not have transferred its entire interest).

     (c) Employee Benefit Plans.  No Participant may make any such assignment,
         ----------------------
conveyance or transfer to or in connection with any arrangement or understanding in any way involving any employee benefit plan (or its related trust), as defined in Section 3(3) of ERISA, or with the assets of any such plan (or its related trust), as defined in Section 4975(e)(1) of the Code.

          (d)    Representations.  Notwithstanding anything to the contrary set
                 ---------------
forth above, no Participant may assign, convey or transfer its interest to any Person, unless such Person shall have delivered to the Agent and the Lessee a certificate confirming the accuracy of the representations and warranties set forth in Section 8 with respect to such Person (other than as such
         ---------
representation or warranty relates to the execution and delivery of Operative Documents) and representing that such Person has, independently and without reliance upon the Agent, any other Participant or, except to the extent of the Lessee's representations made under the Operative Documents when made, the Lessee, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into this transaction, the Property and the Lessee and made its own decision to enter into this transaction.

          (e)    Amounts; Agent's Fee.  Any transfer of Participation Interests
                 --------------------
prior to commencement of construction of the Improvements shall be in a principal amount which is equal to or greater than $1,000,000 and $5,000,000 thereafter; provided, that no such minimum transfer limitation shall be imposed
            --------
on a transfer of a Tranche B Participation Interest or a Tranche C Equity Interest. Each transferring Participant shall pay to the Agent a transfer fee of $2,500.

          (f)    Applicable Law.  Such transfer shall comply with Applicable Law
                 --------------
and shall not require registration under any securities law applicable thereto.

          (g)    Effect.  From and after any transfer of its Participation
                 ------
Interest the transferring Participant shall be released, to the extent assumed by the transferee, from its liability and obligations hereunder and under the other Operative Documents to which such transferor is a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by a Participant as above provided, any such transferee shall be deemed a "Participant" for all purposes of such documents and each reference herein to a Participant shall thereafter be deemed a reference to such transferee for all purposes to the extent of such transfer, except as the context may otherwise require. Notwithstanding any transfer as provided in this Section 12.1, the
                                                          ------------
transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer, including, without limitation, rights to indemnification under this Participation Agreement or any other Operative Document.

  Section 12.2   Covenants and Agreements of Participants.
                 ----------------------------------------

          (a)    Participations. Each Participant covenants and agrees that it
                 --------------
will not grant participations in its Participation Interest to any Person (a "Sub-Participant") unless such participation complies with Applicable Law and
 ---------------
does not require registration under any securities law applicable thereto and such Sub-Participant (i) is a bank or other financial institution and (ii) represents and warrants, in writing, to such Participant for the benefit of the Participants, the Lessor and the Lessee that (A) no part of the funds used by it to acquire an interest in any Participation Interest constitutes assets of any "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1) of the Code) and (B) such Sub-Participant is acquiring its interest for investment purposes without a view to the distribution thereof. Any such Person shall require any transferee of its interest in its Participation Interest to make the representations and warranties set forth in the preceding sentence, in writing, to such Person for its benefit and the benefit of the Participants, the Lessor and Lessee. In the event of any such sale by a Participant of a participating interest in its Participation Interest to a Sub-Participant, such Participant's obligations under this Participation Agreement and under the other Operative Documents shall remain unchanged, such Participant shall remain solely responsible for the performance thereof, such Participant shall remain the holder of its Participation Interest for all purposes under this Participation Agreement and under the other Operative Documents, and the Lessor, the Agent and, except as set forth in Section 12.2(b), the Lessee shall continue to deal
                            ---------------
solely and directly with such Participant in connection with such Participant's rights and obligations under this Participation Agreement and under the other Operative Documents.

          (b)     Transferee Indemnities. Each Sub-Participant shall be entitled
                  ----------------------
to the benefits of Sections 13.5, 13.6, and 13.7 and 13.10 with respect to its
                   -------------  ----      ----     -----
participation in the Participation Interests outstanding from time to time; provided that no Sub-Participant shall be entitled to receive any greater amount
--------
pursuant to such Sections than the transferor Participant would have been entitled to receive in respect of the amount of the participation transferred by such transferor Participant to such Sub-Participant had no such transfer or participation occurred.

    Section 12.3  Future Participants
                  -------------------


  Each Participant shall be deemed to be bound by and, upon compliance with the requirements of this Section 12, will be entitled to all of the benefits of the
                     ----------
provisions of, this Participation Agreement.

                                   SECTION 3

                                INDEMNIFICATION

    Section 13.1  General Indemnification. The Lessee agrees, whether or not
                  -----------------------
any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, on an After Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Closing Date or after the Expiration Date, in any way relating to or arising out of:


          (a) any of the Operative Documents or any of the transactions contemplated thereby or any violation thereof, or any investigation, litigation or proceeding in connection therewith, and any amendment, modification or waiver in respect thereof;

          (b) the Property, the Lease, any permitted sublease or any part thereof or interest therein;

     (c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to Sections 16.2, 16.3, 17.2(c), 17.2(e), 17.2(h) or 17.4 of the Lease
or any sale pursuant to Articles XX or XXII of the Lease (except for any amounts payable pursuant to Section 13.2 hereof), return or other disposition of all or
                    ------------
any part or any interest in the Property or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any
Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation of foreign, federal, state or local law, rule, regulation or order or in tort (strict liability or otherwise) arising in connection with the Property, the Operative Documents or the transactions contemplated thereunder, including Claims made by invitees of Lessee or any assignee or any sublessee of Lessee or any assignee, or by any other Person entering on or in the Property
(2) latent or other defects in, to or affecting the Property, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Property, (4) the making of any Modifications in violation of the Lease or any standards imposed by any insurance policies required to be maintained by Lessee pursuant to the Lease which are in effect at any time with respect to the Property or any part thereof, (5) any Claim for patent, trademark or copyright infringement, (6) Claims arising from any public improvements with respect to the Property resulting in any charge or special assessments being levied against the Property or any plans to widen, modify or realign any street or highway adjacent to the Property, (7) Claims based on violations or failure of title arising in connection with the zoning ordinances, rules, regulations or laws applicable to the Property and (8) any claim resulting from or related to the leasing or subleasing of the Property or the construction of the Improvements;

     (d) the offer, issuance or sale of the Participation Interests or any interest therein in accordance with the terms of the Operative Documents;

     (e) the breach by the Lessee of any covenant, representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document;

     (f) the retaining or employment of any broker, finder or financial advisor by the Lessee or any Affiliate to act on its behalf in connection with this Participation Agreement, or the incurring of any fees or commissions to which the Lessor might be subjected by virtue of entering into the transactions contemplated by this Participation Agreement;

     (g) the existence of any Lien on or with respect to the Property, the Improvements, the Equipment, the Lease, any Basic Rent or Supplemental Rent, title thereto, or any interest therein including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, the Existing Owner, the Lessor or any of their contractors or agents or by reason of the financing of the Property or any personalty or equipment purchased or leased by the Lessee or Improvements or Modifications constructed by the Lessee or any sublessee, except Lessor Liens and Liens in favor of the Agent or the Lessor;

          (h) the transactions contemplated hereby, by the Lease or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in
Section 4975(c) of the Code (other than any Claim resulting from a breach of representation or warranty of the Lessor or any Participant); or

          (i) the purchase of the Property by the Lessor, or any matters arising therefrom or related thereto;

provided, however, the Lessee shall not be required to indemnify any Indemnitee
--------  -------
under this Section 13.1 for any of the following: (1) any Claim to the extent
           ------------
resulting from the willful misconduct or gross negligence of such Indemnitee (it
                                                                              --
being understood that the Lessee shall be required to indemnify an Indemnitee
----------------
even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim), (2) any Claim resulting from Lessor Liens which the Lessor is responsible for discharging under the Operative Documents, (3) any Imposition or other claims for Taxes of the type(s) described in Section 13.5,
                                                                 -------------
(4) any Claims of the type(s) described in Sections 13.2, 13.6, 13.7, 13.8 and
                                           -------------  ----  ----  ----
13.10, or (5) any such Claim under this Section 13.1 arising with respect to the
-----                                   ------------
Improvements only prior to the Completion Date except as follows:

                    (A) The Lessee shall indemnify the Lessor from and against any Claim Within the Lessee's Control, subject to the following:

                         (1) if such Claim is not related to an inability or failure to complete construction of the Improvements (or if such Claim is related to an inability or failure to complete construction of the Improvements but also constitutes or arises out of a Fully Indemnifiable Event), the indemnification provided in this Section 13.1 shall not be subject to any monetary
                       ------------
               limitation; and

                         (2) if such Claim is related to an inability or failure to complete construction of the Improvements and such Claim does not constitute or arise out of a Fully Indemnifiable Event, the Lessee's monetary obligation for indemnification provided in this Section 13.1 together with all other similarly
                                ------------
               limited amounts payable prior to the Complete Date under Section
                                                                        -------
               9.1(b)(i), Section 9.3(b)(i), Section 13.10, clause (i)(B) to the
               ---------  -----------------  -------------
               the proviso of Section 24.1 of the Lease and any similarly limited payment obligation of the Lessee in connection with the return or sale of the Property under the Lease or the Construction Agency Agreement, shall not exceed the maximum Land Interest Residual Value Guarantee Amount and Improvements Residual Value Guarantee Amount.

                    (B) If any Lessor Party incurs any such claims or expenses for which the Lessee is not obligated to indemnify such Lessor Party pursuant to clause (5)(i) of this Section 13.1, such claims shall, if
                      -------------         ------------
          such Lessor Party shall so request by a written notice to the Lessor and the Lessor shall give its prior written consent thereto, be capitalized pursuant to Section 3.7(e)(ii).
                                  ------------------

It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Lease or any other Operative Document.

    Section 13.2    End of Term Indemnity.
                    ---------------------

          (a) If the Lessee elects the Remarketing Option and it is determined, in accordance with the provisions of Section 22.1(j) of the Lease, that there would, after giving effect to the proposed remarketing transaction, be a Shortfall Amount, then as a condition to the Lessee's right to complete the remarketing of the Property pursuant to Section 22.1 of the Lease, the Lessee shall cause to be delivered to the Lessor at least 30 days prior to the Expiration Date, at the Lessee's sole cost and expense, a report from an appraiser selected by the Lessor and reasonably satisfactory to the Agent and the Required Participants and the Lessee in form and substance satisfactory to the Lessor, the Agent and the Required Participants (the "End of the Term
                                                          ---------------
Report") which shall state the appraiser's conclusions as to the reason for any
-------
decline in the Fair Market Sales Value of the Property from that anticipated for such date in the Appraisal delivered on the Improvements Closing Date.

          (b) On the Expiration Date, the Lessee shall pay to the Lessor an amount (not to exceed the Shortfall Amount) equal to the portion of the Shortfall Amount that the End of the Term Report demonstrates was the result of a decline in the Fair Market Sales Value of the Property due to:

                    (i) extraordinary wear and tear, excessive usage, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with the Lease and all applicable laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement (excepting in each case ordinary wear and tear);

                    (ii) any Modification made to, or any rebuilding of, the Property or any part thereof by the Lessee or any sublessee; or

                    (iii) the existence of any Hazardous Activity, Hazardous Substance or Environmental Violations; or

                    (iv) any restoration or rebuilding carried out by the Lessee or any sublessee; or

                    (v) any condemnation of any portion of the Property pursuant to Article XV of the Lease; or

                    (vi) any use of the Property or any part thereof by the Lessee or any sublessee other than as corporate headquarters and research and development and/or manufacturing facilities; or

                    (vii) any grant, release, dedication, transfer, annexation or amendment made pursuant to Section 12.2 of the Lease; or

                    (viii) the failure of the Lessor to have a good and marketable fee estate in the Property, as required by the Operative Documents, free and clear of all Liens (including Permitted Liens) and exceptions to title, except (A) such Liens or exceptions to title that existed on the Closing Date and were disclosed in the title report and approved by the Agent; (B) Liens that would be released as a result of consummation of the Remarketing Option or other required sale of the Property; and (C) Lessor Liens.

     Section 13.3   Environmental Indemnity.  Without limitation of the other
                    -----------------------
provisions of this Section 13, the Lessee hereby agrees to indemnify, hold
                   ----------
harmless and defend each Indemnitee, on an After Tax Basis, from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to any loss of value of the Property), damages, liabilities, fines, penalties, charges, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including but not limited to reasonable and documented attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any foreign, federal, state or local government agency, which such Indemnitee becomes subject to because of its involvement with the Property, the transactions contemplated by the Operative Documents or any other matter referred to in paragraphs (a) through (i) of Section 13.1 arising in whole or in
               --------------         ---    ------------
part, out of:

               (a) the presence on or under the Property of any Hazardous Substances, or any Releases or discharges of any Hazardous Substances on, under, from or onto the Property;

               (b) any activity, including, without limitation, construction, carried on or undertaken on or off the Property, and whether by the Lessee, the Lessor, the Existing Owner, any predecessor in title or any sublessee or any employees, agents, contractors or subcontractors of the Lessee, the Lessor, the Existing Owner or any predecessor in title, or any other Persons (including such Indemnitee), in connection with the handling, treatment, removal, storage, decontamination, cleanup, transport or disposal of any Hazardous Substances that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under the Property;

               (c) loss of or damage to any property or the environment (including, without limitation, cleanup costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws;

               (d) any claim concerning lack of compliance with Environmental Laws, or any act or omission causing an environmental condition that requires remediation or would allow any Governmental Authority to record a Lien on the land records;

               (e) any residual contamination on or under the Property, or affecting any natural resources, or any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Substances, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable Environmental Laws; or

               (f) any material inaccuracies, misrepresentations, misstatements, and omissions and any conflicting information contained in or omitted from the Environmental Audit;

provided, however, the Lessee shall not be required to indemnify any Indemnitee
--------  -------
under this Section 13.3 for (1) any Claim to the extent resulting from the
           ------------
willful misconduct or gross negligence of such Indemnitee (it being understood
                                                           -- ----- ----------
that the Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim), (2) any Imposition or other claims for Taxes of the type(s) described in Section 13.5, or (3) any Claims of the type(s) described in
             ------------
Sections 13.2, 13.6, 13.7, 13.8 and 13.10.  It is expressly understood and
-------------  ----  ----  ----     -----
agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Lease or any other Operative Document.

     Section 13.4   Proceedings in Respect of Claims.  With respect to any
                    --------------------------------
amount that the Lessee is requested by an Indemnitee to pay by reason of Section
                                                                         -------
13.1 or 13.3, such Indemnitee shall, if so requested by the Lessee and prior to
----    ----
any payment, submit such additional information to the Lessee as the Lessee may reasonably request and which is in the possession of such Indemnitee to substantiate properly the requested payment.

     In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall notify the Lessee of the commencement thereof, and if the Construction Period limitation on indemnification set forth in clause
                                                                          ------
(5) of the proviso to Section 13.1 does not apply, the Lessee shall be entitled,
---                   ------------
at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; provided, however, that the Lessee
                                            --------  -------
shall have acknowledged in writing its obligation to fully indemnify such Indemnitee in respect of such action, suit or proceeding, and the Lessee shall keep such Indemnitee fully apprised of the status of such action, suit or proceeding and shall provide such Indemnitee with all information with respect to such action, suit or proceeding as such Indemnitee shall reasonably request, and provided further, that the Lessee shall not be entitled to assume and
    -------- -------
control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any possibility of imposition of criminal liability or any risk of material civil liability on such Indemnitee or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Exception) on, the Property or any part thereof unless, in the case of civil liability or Lien, the Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitee in respect to such risk or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or (C) an Event of Default under the Lease has occurred and is continuing. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. The Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 13.1 or 13.3 without the prior written
                                 ------------    ----
consent of the Indemnitee which consent shall not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnitee.

     Each Indemnitee shall at the expense of the Lessee cooperate with and supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by Section 13.1 or 13.3.
                                                      ------------    ----
Unless an Event of Default under the Lease shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 13.1
                                                                    ------------
or 13.3 without the prior written consent of the Lessee, which consent shall not
   ----
be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 13.1 or 13.3 with respect to such Claim.
                  ------------    ----

     Upon payment in full of any Claim by the Lessee pursuant to Section 13.1 or
                                                                 ------------
13.3 to or on behalf of an Indemnitee, the Lessee, without any further action,
----
shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are necessary or advisable to enable the Lessee vigorously to pursue such claims.

     Any amount payable to an Indemnitee pursuant to Section 13.1 or 13.3 shall
                                                     ------------    ----
be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

     Section 13.5   General Impositions Indemnity.
                    -----------------------------

          (a)  Indemnification.  The Lessee shall pay and assume liability for,
               ---------------
and does hereby agree to indemnify, protect and defend the Property and all Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis.

          (b)  Payments.
               --------

               (i)    Subject to the terms of Section 13.5(f), the Lessee shall
                                              ---------------
     pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnitee, as appropriate, and the Lessee shall at its own expense, upon such Indemnitee's reasonable request, furnish to such Indemnitee copies of official receipts or other satisfactory proof evidencing such payment.

               (ii) In the case of Impositions for which no contest is conducted pursuant to Section 13.5(f) and which the Lessee pays directly to
                           ---------------
     the taxing authorities, the Lessee shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Lessee reimburses an Indemnitee, the Lessee shall do so within twenty
     (20) days after receipt by the Lessee of demand by such Indemnitee describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable), but in no event shall the Lessee be required to pay such reimbursement prior to thirty (30) days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to Section 13.5(f), the Lessee shall pay such
                                      ---------------
     such Impositions or reimburse such Indemnitee for such Impositions, to the extent not previously paid or reimbursed pursuant to Section 13.5(a), prior
                                                          ---------------
     to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 13.5(f).
                                                    ---------------

               (iii) Impositions imposed with respect to the Property for a billing period during which the Lease expires or terminates (unless the Lessee has exercised the Renewal Option or the Purchase Option with respect to the Property) shall be adjusted and prorated on a daily basis between the Lessee and the Lessor, whether or not such Imposition is imposed before or after such expiration or termination, and each party shall pay or reimburse the other for each party's pro rata share thereof.

          (c)  Reports and Returns.  (i) The Lessee shall be responsible for
               -------------------
preparing and filing any real and personal property or ad valorem tax returns in respect of the Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Lessee under or arising out of Section 13.5(a) and of which the Lessee has knowledge or should
               ---------------
have knowledge, the Lessee, at its sole cost and expense, shall notify the relevant Indemnitee of such requirement and (except if such Indemnitee notifies the Lessee that such Indemnitee intends to file such report or return) (A) to the extent required or permitted by and consistent with Applicable Law, make and file in its own name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnitee, advise such Indemnitee of such fact and prepare such return, statement or report for filing by such Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Lessee under or arising out of Section 13.5(a), provide such
                                                  ---------------
Indemnitee at the Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Lessee under or arising out of Section 13.5(a). Such Indemnitee shall,
                                      ---------------
upon the Lessee's request and at the Lessee's expense, provide any data maintained by such Indemnitee (and not otherwise available to or within the control of the Lessee) with respect to the Property which the Lessee may reasonably require to prepare any required tax returns or reports. Each Indemnitee agrees to use its best efforts to send to the Lessee a copy of any written request or other notice that the Indemnitee receives with respect to any reports or returns required to be filed with respect to the Property or the transactions contemplated by the Operative Documents, it being understood that no Indemnitee shall have any liability for failure to provide such copies.

          (d)  Income Inclusions.  If as a result of the payment or
               -----------------
reimbursement by the Lessee of any expenses of the Lessor or the payment of any Transaction Expenses incurred in connection with the transactions contemplated by the Operative Documents, the Lessor or any Indemnitee shall suffer a net increase in any federal, state or local income tax liability, the Lessee shall indemnify such Indemnitee (without duplication of any indemnification required by Section 13.5(a)) on an After Tax Basis for the amount of such
            --------------
increase. The calculation of any such net increase shall take into account any current or future tax savings realized or reasonably expected to be realized by such Indemnitee in respect thereof, as well as any interest, penalties and additions to tax payable by the Indemnitee in respect thereof.

          (e)  Withholding Taxes.  As between the Lessee on one hand, and the
               -----------------
Lessor or the Agent or any Participant on the other hand, the Lessee shall be responsible for, and, subject to the provisions of Sections 13.5(g) and (h), the
                                                   ----------------     ---
Lessee shall indemnify and hold harmless the Lessor, the Agent and the Participants (without duplication of any indemnification required by Section
                                                                     -------
13.5(a)) on an After Tax Basis against, any obligation for United States or
-------
foreign withholding taxes imposed in respect of payments with respect to the Participation Interests or with respect to Rent payments under the Lease or payments of the Asset Termination Value, Lease Balance or Purchase Option Price (and, if the Lessor, the Agent or any Participant receives a demand for such payment from any taxing authority, the Lessee shall discharge such demand on behalf of the Lessor, the Agent or such Participant).

          (f)  Contests of Impositions.
               -----------------------

               (i) If a written claim is made against any Indemnitee or if any proceeding shall be commenced against such Indemnitee (including a written notice of such proceeding), for any Impositions, such Indemnitee shall promptly notify the Lessee in writing and shall not take action with respect to such claim or proceeding without the consent of the Lessee for thirty (30) days after the receipt of such notice by the Lessee; provided,
                                                                      --------
     however, that, in the case of any such claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Indemnitee shall, in such notice to the Lessee, inform the Lessee of such shorter period, and no action shall be taken with respect to such claim or proceeding without the consent of the Lessee before 2 days before the end of such shorter period; provided, further, that the failure
                                            --------  -------
     of such Indemnitee to give the notices referred to this sentence shall not diminish the Lessee's obligation hereunder except to the extent such failure precludes the Lessee from contesting all or part of such claim.

               (ii) If, within thirty (30) days of receipt of such notice from the Indemnitee (or such shorter period as the Indemnitee has notified the Lessee is required by law or regulation for the Indemnitee to commence such contest), the Lessee shall request in writing that such Indemnitee contest such Imposition, the Indemnitee shall, at the expense of the Lessee, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such Impositions (provided, however, that (A) if such contest involves a
                       --------
     tax other than a tax on net income and can be pursued independently from any other proceeding involving a tax liability of such Indemnitee, the Indemnitee, at the Lessee's request, shall allow the Lessee to conduct and control such contest and (B) in the case of any contest, the Indemnitee may request the Lessee to conduct and control such contest) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Lessee from time to time.

               (iii) The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided, that
                                                                  --------
     all decisions ultimately shall be made in the sole discretion of the controlling party. The parties agree that an Indemnitee may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Indemnitee shall waive its rights to any indemnity from the Lessee that otherwise would be payable in respect of such claim (and any future claim by any taxing authority, the contest of which is precluded by reason of such resolution of such claim) and shall pay to the Lessee any amount previously paid or advanced by the Lessee pursuant to this Section 13.5 by way of indemnification or advance
                             ------------
     for the payment of an Imposition other than expenses of such contest.

               (iv)   Notwithstanding the foregoing provisions of this Section
                                                                       -------
     13.5, an Indemnitee shall not be required to take any action and the Lessee
     ----
     shall not be permitted to contest any Impositions in its own name or that of the Indemnitee unless (A) the Lessee shall have agreed to pay and shall pay to such Indemnitee on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnitee actually incurs in connection with contesting such Impositions, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements,
     (B) in the case of a claim that must be pursued in the name of an Indemnitee (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Indemnitee for which the Lessee may be liable to pay an indemnity under this Section 13.5) exceeds
                                                         ------------
     $100,000, (C) the Indemnitee shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such contest shall involve the payment of the Imposition prior to the contest, the Lessee shall provide to the Indemnitee an interest-free advance in an amount equal to the Imposition that the Indemnitee is required to pay (with no additional net after-tax cost to such Indemnitee), (E) in the case of a claim that must be pursued in the name of an Indemnitee (or an Affiliate thereof), the Lessee shall have provided to such Indemnitee an opinion of independent tax counsel selected by the Indemnitee and reasonably satisfactory to the Lessee stating that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that there is substantial authority for the position asserted in such appeal) and (F) no Event of Default hereunder shall have occurred and be continuing. In no event shall an Indemnitee be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, an Indemnitee shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 13.5, unless there shall have been a change in
                        ------------
     law (or interpretation thereof) and the Indemnitee shall have received, at the Lessee's expense, an opinion of independent tax counsel selected by the Indemnitee and reasonably acceptable to the Lessee stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnitee will prevail in such contest.

          (g)  Documentation of Withholding Status.  Each Participant (or any
               -----------------------------------
successor thereto or transferee thereof) that is organized under the laws of a jurisdiction outside of the United States of America shall:

               (i) on or before the date it becomes a party to any Operative Document, deliver to the Lessor and the Lessee any certificates, documents, or other evidence that shall be required by the Code or Treasury Regulations issued pursuant thereto to establish its exemption from United States Federal withholding requirements, including two valid, duly completed, original copies of Internal Revenue Service Form W-8BEN or Form W-8ECI or successor applicable form, properly and duly executed, certifying in each case that such party is entitled to receive payments pursuant to the Operative Documents without deduction or withholding of United States Federal income taxes and is a foreign person thereby entitled to an exemption from the United States backup withholding taxes;

               (ii) on or before the date that any such form described above expires or becomes obsolete, or after the occurrence of any event requiring a change in the most recent such form previously delivered to the Lessor and the Lessee, deliver to the Lessor and the Lessee two further valid, duly completed, original copies of any such form or certification, properly and duly executed; and

               (iii) comply from time to time with all United States laws and regulations with regard to such withholding tax exemptions.

          (h)  Limitation on Tax Indemnification. The Lessee shall not be
               ---------------------------------
required to indemnify any Indemnitee, or to pay any increased amounts to any Indemnitee or tax authority with respect to any withholding taxes pursuant to this Section 13.5 to the extent that (i) any obligation to withhold, deduct, or
     ------------
pay amounts with respect to Tax existed on the date such Indemnitee became a party to any Operative Document (and, in such case, the Lessee may deduct and withhold such Tax from payments pursuant to the Operative Documents), or (ii) such Indemnitee fails to comply with the provisions of Section 13.5(g) (and, in
                                                       ---------------
such case, the Lessee may deduct and withhold all Taxes required by law as a result of such noncompliance from payments made by the Lessee pursuant to the Operative Documents). With respect to any transferee of any Participant (including a transfer resulting from any change in the designation of the lending office of a Participant), the transferee shall not be entitled to any greater payment or indemnification under this Section 13.5 than the transferor
                                              ------------
would have been entitled to.

     Section 13.6   Funding Losses.  If any payment of any Advance or any
                    --------------
portion of any Participation Interest is made on any day other than the last day of an Interest Period applicable thereto, or if the Lessee fails to utilize the proceeds of any purchase of Participation Interests after notice has been given to the Lessor or any Participant in accordance with Section 3 or 6, the Lessee
                                                    ---------    -
shall reimburse the Lessor and each Participant on an After Tax Basis within fifteen (15) days after demand for any resulting loss or expense incurred by it, including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, provided that the Lessor or such Participant, as the case may be, shall have delivered to the Lessee a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error. The Lessor or such Participant, as applicable, will, at the request of the Lessee, furnish such additional information concerning the determination of such loss as the Lessee may reasonably request.

     Section 13.7   Regulation D Compensation. For so long as the Lessor or any
                    -------------------------
Participant is required to increase its existing reserve percentage against "Eurocurrency Liabilities" (or any other category of liabilities which include deposits by reference to which the interest rate on its Participation Interest in any Advance is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Lessor or such Participant, as applicable, to United States residents), and, as a result, the cost to the Lessor or such Participant (or such Participant's Funding Office) of purchasing or maintaining its Participation Interest in any Advance is increased, then the Lessor or such Participant may require the Lessee to pay, on an After Tax Basis, contemporaneously with each payment of interest on the Advances an additional amount on the Participation Interest of such Participant in the Advances at a rate per annum up to but not exceeding the excess of (i)
(A) the applicable Eurodollar Rate divided by (B) one minus the Eurocurrency Reserve Requirements over (ii) the applicable Eurodollar Rate.


     Section 13.8   Basis for Determining Interest Rate Inadequate or Unfair. If
                    --------------------------------------------------------
on or prior to the first day of any Interest Period:

          (a) deposits in dollars (in the applicable amounts) are not being offered to the Agent in the relevant market for such Interest Period or any Participant shall advise the Agent that the Eurodollar Rate as determined by the Agent will not adequately and fairly reflect the cost to such Participant of funding its Participation Interest in any Advance for such Interest Period; or

          (b) any Participant determines that, by reason of the adoption, on or after the date of this Participation Agreement, of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant (or its Funding Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or governmental agency, it is restricted, directly or indirectly, in the amount it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Advances based on the Eurodollar Rate is directly or indirectly determined, or (ii) the category of assets which includes Advances based on the Eurodollar Rate;

the Agent shall forthwith give notice thereof to the Lessee and the Participants, whereupon the obligation of the Participants to provide funding at rates based upon the Eurodollar Rate shall be suspended and, until the Agent notifies the Lessee that the circumstances giving rise to such suspension no longer exist, each outstanding Advance shall begin to bear interest at the Alternate Base Rate on the last day of the then current Interest Period applicable thereto.

     Section 13.9 Illegality. If, on or after the date of this Participation
                  ----------
Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant (or its Funding Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Participant (or its Funding Office) to purchase, maintain or fund its Participation Interest in any Advance and such Participant shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Participants and the Lessee, whereupon until such Participant notifies the Lessee and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Participant to purchase its Participation Interest in any Advance shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Participant shall, if practicable, with the consent of the Lessee (which consent shall not unreasonably be withheld), designate a different Funding Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Participant, be otherwise disadvantageous to such Participant. If such notice is given (i) the Lessee shall be entitled upon its request to a reasonable explanation of the factors underlying such notice and (ii) each outstanding Participation Interest in any Advance of such Participant then outstanding shall begin to bear interest at the Alternate Base Rate either (a) on the last day of the then current Interest Period applicable to such Advance if such Participant may lawfully continue to maintain and fund such Participation Interest to such day or (b) immediately if such Participant shall determine that it may not lawfully continue to maintain and fund such Participation Interest to such day.

     Section 3.10 Increased Cost and Reduced Return.
                  ---------------------------------

          (a) In the event that the adoption of any applicable law, rule or regulation, or any change therein or in the interpretation or application thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by the Lessor or any Participant with any request or directive after the date hereof (whether or not having the force of law) of any such authority, central bank or comparable agency:

                  (i) does or shall subject the Lessor or such Participant to any additional tax of any kind whatsoever with respect to the Operative Documents or any Advance made by such Person or any purchase of a Participation Interest in any Advance, or change the basis or the applicable rate of taxation of payments to the Lessor or such Participant of its Participation Interest or any other amount payable hereunder (except for the imposition of or change in any tax on or measured by the overall net income of the Lessor or such Participant (other than any such tax imposed by means of withholding));

                  (ii) does or shall impose, modify or hold applicable any reserve, special deposit, insurance assessment, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the

     Lessor or such Participant which are not otherwise included in determination of the rate of interest on Advances hereunder; or

               (iii) does or shall impose on the Lessor or such Participant any other condition;

and the result of any of the foregoing is to increase the cost to the Lessor or such Participant of making or maintaining its Advances or purchasing or maintaining its Participation Interest in any Advance or to reduce any amount receivable hereunder with respect thereto, then in any such case, prior to the Completion Date, the Lessor shall pay to the Participants and the Lessee shall pay to the Lessor, and thereafter the Lessee shall promptly pay the Lessor or such Participant, as the case may be, upon its demand, on an After Tax Basis, any additional amounts necessary to compensate the Lessor or such Participant for such increased cost or reduced amount receivable which the Lessor or such Participant deems to be material as determined by the Lessor or such Participant.

          (b) If the Lessor or any Participant shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has or would have the effect of reducing the rate of return on capital of the Lessor or such Participant, as the case may be (or any entity directly or indirectly controlling the Lessor or such Participant), as a consequence of the Lessor's or such Participant's obligations under the Operative Documents to a level below that which the Lessor or such Participant (or any entity directly or indirectly controlling the Lessor or such Participant), as applicable, could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by the Lessor or such Participant to be material, then from time to time, within 15 days after demand by the Lessor or such Participant (with a copy to the Agent), prior to the Completion Date, the Lessor shall pay to the Participants and the Lessee shall pay to the Lessor, and thereafter the Lessee shall pay to the Lessor or such Participant, as the case may be, on an After Tax Basis, such additional amount or amounts as will compensate such Participant (or its parent) or the Lessor for such reduction.

          (c) The Lessor and each Participant will promptly notify the Lessee and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle the Lessor or such Participant, as the case may be, to compensation pursuant to this Section and will, if practicable, with the consent of the Lessee (which consent shall not unreasonably be withheld), designate a different Funding Office or take any other reasonable action if such designation or action will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of the Lessor or such Participant, as applicable, be otherwise disadvantageous to the Lessor or such Participant. A certificate of the Lessor or any Participant claiming compensation under this Section and setting forth in reasonable detail its computation of the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Lessor or such Participant, as the case may be, may use any reasonable averaging and attribution methods. This Section shall survive the termination of this Participation Agreement and payment of the outstanding Advances and Participation Interests.

     Section 13.11 Substitution of Participant. If (i) the obligation of any
                   ---------------------------
Participant to purchase or maintain its Participation Interest has been suspended pursuant to this Section 13, or (ii) any Participant has demanded
                           ----------
compensation or given notice of its intention to demand compensation under
Section 13.10, the Lessee shall have the right, with the assistance of the
-------------
Agent, to seek one or more mutually satisfactory substitute banks or financial institutions (which may be one or more of the Participants) to replace such Participant under the Operative Documents.

     Section 13.12 Indemnity Payments in Addition to Residual Value Guarantee
                   ----------------------------------------------------------
Amount. The Lessee acknowledges and agrees that its obligations to make payments
------
under this Section 13 are separate from, in addition to, and do not reduce, its
           ----------
obligation to pay, the Land Interest Residual Value Guarantee Amount and the Improvements Residual Value Guarantee Amount under the Lease; provided, that in
                                                              --------
the event the Lessee elects the Remarketing Option, the Lessee shall only be required to pay any Shortfall Amount to the extent set forth in Section 13.2
                                                                ------------
hereof.

     Section 13.13 Limitations on Indemnification. Notwithstanding any other
                   ------------------------------
provisions of Sections 13.1 or 13.10 hereof or Section 24.1 of the Lease (the
              -------------    -----
"Indemnification Sections") to the contrary, with respect to the Improvements only, prior to the Completion Date, the Lessee (i) shall be obligated to indemnify only the Lessor for any Claims of the Lessor under Section 13.1 or
                                                             ------------
costs or losses under Section 13.10 or losses under Section 24.1 of the Lease
                      -------------
(collectively "Lessor Losses") provided, that such Lessor Losses shall include costs and expenses of the Lessor under Section 13.14 and (ii) shall have no
                                       -------------
right to contest any matter covered under Sections 13.1 or 13.10 hereof or
                                          -------------    -----
Section 24.1 of the Lease, notwithstanding the language of Sections 13.1 or
------------                                               -------------
13.10 hereof or Section 24.1 of the Lease, if such matter is not fully
-----           ------------
indemnifiable by the Lessee because of the operation of this Section 13.13 or
                                                             -------------
because such matter is not indemnifiable due to the exclusions set forth in clause 5(A)(2) of the proviso to Section 13.1, or clause (i)(B) of the proviso
--------------                   ------------
to Section 24.1 of the Lease.

     Section 13.14 Lessor Indemnification.
                   ----------------------

          (a)      Indemnified Losses. Prior to the Completion Date, the Lessor
                   ------------------
shall pay, indemnify, protect, defend, save and keep harmless each Indemnitee (other than the Lessor, its Affiliates, successors, assigns, directors, shareholders, partners, officers, employees and agents) (an "Indemnified Party")
                                                             -----------------
on an After Tax Basis from and against any Losses (as hereinafter defined) arising from Covered Matters (as hereinafter defined), subject to the limitations set forth in this Section 13.14.
                              -------------

          (b)      Definitions.  For purposes of this Section 13.14, the
                   -----------                        -------------
following terms shall have the meanings set forth below:

          "Covered Matters" means each of the matters set forth in the
           ---------------
     Indemnification Sections (subject to the exceptions and exclusions set forth therein).

          "Losses" means each of the Claims, Impositions, losses, costs or
           ------
     expenses indemnified against pursuant to any of the Indemnification Sections (subject to the exceptions and exclusions set forth therein) and arising prior to the Completion Date.

          (c)  No Indemnification for Certain Matters.  The Lessor shall not be
               --------------------------------------
required to indemnify or hold harmless any Indemnified Party hereunder against any matter referred to in clause (a) of this Section 13.14 to the extent of the
                                             -------------
exceptions or exclusions from indemnification contained in any of the Indemnification Sections.

          (d)  Limitations on Indemnification by Lessor. The Lessor's obligation
               ----------------------------------------
to indemnify and hold harmless any Indemnified Party under this Section:

               (i) is not an individual or personal obligation of the Lessor, but solely its obligation in its capacity as Lessor, and nothing herein shall be construed as creating any liability on the Lessor, individually or personally, to pay, indemnify or hold harmless any Indemnified Party under this Section;

               (ii) is not an obligation binding on the Lessor except to the extent of any payments received by the Lessor pursuant to the Indemnification Sections;

               (iii) shall be paid and discharged solely and exclusively from amounts received by the Lessor pursuant to the Indemnification Sections, and it is expressly agreed by each Indemnified Party that the sole recourse of each such Person for payment or discharge of the indemnification obligations created under this Section 13.14 shall be to such amounts paid
                                    -------------
     by the Lessee pursuant to the Indemnification Sections; and

               (iv) is the sole and exclusive right of each Indemnified Party against the Lessor, and any right to proceed against the Lessor individually or otherwise under common law, federal or state securities laws or otherwise for indemnification or contribution in connection with the matters covered by this Section 13.14, is hereby expressly waived by
                                 -------------
     each Indemnified Party (other than claims that may be made against the Lessor, individually or personally, for fraud, gross negligence or willful misconduct).

Nothing in this Section 13.14 is intended as or should be construed as a
                -------------
limitation on the right of any Indemnified Party to make indemnification, contribution or other claims of any kind against the Lessee, to the extent that such claims otherwise may be made, with respect to any matter, including indemnification for Losses of the type referred to in this Section 13.14.
                                                           -------------

          (e)  Repayment to the Lessor. To the extent that any payments made
               -----------------------
pursuant to the Indemnification Sections are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the Lessor to a trustee, debtor in possession, receiver or other Person under any Bankruptcy Law, common law or equitable cause, then to such extent, the Indemnified Parties who received any such payments from the Lessor (or any portion thereof) shall repay on an After Tax Basis any such amounts to the Lessor, or as may otherwise be directed by a court of competent jurisdiction, provided that no such Indemnified Party shall be obligated to repay to the Lessor an amount greater than the payment received by such Indemnified Party from the Lessor.

          (f)  Survival, Reinstatement. The indemnification obligations of the
               -----------------------
Lessor under this Section shall survive and be reinstated to the same extent, for the same period and in the same manner as the indemnification obligations of the Lessee under the Indemnification Sections.

          (g)  Indemnification Procedures. The right of any Indemnified Party to
               --------------------------
seek indemnification from the Lessor under this Section 13.14 is subject to and
                                                -------------
conditioned upon compliance by any such Indemnified Party with the notice, cooperation, appointment of counsel, contest rights and other provisions in the Indemnification Sections (including, without limitation, the exceptions to or exclusions from indemnification set forth therein) as fully as if such Sections were set forth herein, except that any reference in the Indemnification Sections to the Lessee shall be deemed to be a reference to the Lessor or, if the Lessor so directs in any case, the Lessor and/or the Lessee for purposes of this Section.

                                  SECTION 14

                                   THE AGENT

     Section 14.1 Appointment.  Each Participant hereby irrevocably designates
                  -----------
and appoints the Agent as the agent of such Participant under this Agreement and the other Operative Documents, and each Participant irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Participant or any other party to the Operative Documents, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Operative Document or otherwise exist against the Agent.

     Section 14.2 Delegation of Duties.  The Agent may execute any of its duties
                  --------------------
under this Agreement and the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     Section 14.3 Exculpatory Provisions.  Neither the Agent nor any of its
                  ----------------------
officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Operative Document (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Participants or any other party to the Operative Documents for any recitals, statements, representations or warranties made by the Lessor or the Lessee or any officer thereof contained in this Agreement or any other Operative Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this

Agreement or any other Operative Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Document or for any failure of the Lessor or the Lessee to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Participant or any other party to the Operative Documents to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Operative Document, or to inspect the properties, books or records of the Lessor or the Lessee.

     Section 14.4 Reliance by Agent.  The Agent shall be entitled to rely, and
                  -----------------
shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Lessor or the Lessee), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Operative Document unless it shall first receive such advice or concurrence of the Required Participants as it deems appropriate or it shall first be indemnified to its satisfaction by the Participants against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Operative Documents in accordance with a request of the Required Participants, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Participants.

     Section 14.5 Notice of Default.  The Agent shall not be deemed to have
                  -----------------
knowledge or notice of the occurrence of any Default or Event of Default unless the Agent has received notice from a Participant, the Lessor or the Lessee describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the other parties hereto. Subject to the provisions of Section 11 hereof, the Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Participants; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Participants.

     Section 14.6 Non-Reliance on Agent and Other Participants.  Each
                  --------------------------------------------
Participant expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Lessor or the Lessee, shall be deemed to constitute any representation or warranty by the Agent to any Participant. Each Participant represents to the Agent that it has, independently and without reliance upon the Agent or any other Participant, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Lessor, the Lessee and the Property and made its own decision to purchase its Participation Interest hereunder and enter into this Agreement. Each Participant also represents that it will, independently and without reliance upon the Agent, the Lessor or any other Participant, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Operative Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Lessor and the Lessee. Except for notices, reports and other documents expressly required to be furnished to the Participants by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Participant with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Lessor or the Lessee which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     Section 14.7 Indemnification.  The Participants agree to indemnify the
                  ---------------
Agent in its capacity as such (to the extent not reimbursed by the Lessee and without limiting the obligation of the Lessee to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section 14.7 (or, if indemnification is
                                     ------------
sought after the date upon which the Commitments shall have terminated and the Participation Interests shall have been paid in full, ratably in accordance with their Commitment Percentages in effect immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Participation Interests) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Agreement, the Property, any of the other Operative Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any of them under or in connection with any of the foregoing; provided that no Participant shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent. The agreements in this Section 14.7 shall survive the
                                                ------------
payment of the Participation Interests and all other amounts payable hereunder.

     Section 14.8 Agent in its Individual Capacity. The Agent and its Affiliates
                  --------------------------------
may make loans to, accept deposits from and generally engage in any kind of business with the Lessor or the Lessee as though the Agent were not the Agent hereunder and under the other Operative Documents. With respect to its Participation Interest purchased by it, the Agent shall have the same rights and powers under this Agreement and the other Operative Documents as any Participant and may exercise the same as though it were not the Agent, and the terms "Participant" and "Participants" shall include the Agent in its individual capacity.

     Section 14.9 Successor Agent.  The Agent may resign as Agent upon 30 days'
                  ---------------
notice to the Participants, the Lessor and the Lessee. If the Agent shall resign as Agent under this Agreement and the other Operative Documents, then the Required Participants shall appoint a successor Agent for the Participants. Any such successor Agent shall be a commercial bank organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America and having a combined capital, surplus and undivided profits of at least $100,000,000 (provided that so long as no Default or Event of Default exists, the successor Agent shall be approved by the Lessee

(which approval shall not be unreasonably withheld)). Upon such appointment (a) such successor Agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor Agent effective upon such appointment, and (b) the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 30 days following a resigning Agent's notice of resignation, the resigning Agent's resignation shall nevertheless thereupon become effective and the Participants shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Participants appoint a successor Agent as provided above. After any retiring Agent's resignation as Agent, all of the provisions of this Section 14 shall
                                                            ----------
inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Operative Documents.

                                   SECTION 5

                                 MISCELLANEOUS

     Section 15.1 Survival of Agreements.  The representations, warranties,
                  ----------------------
covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of the Property to the Lessor, the construction of any Improvements, any disposition of any interest of the Lessor in the Property or any Improvements, payment of the Advances and the Participation Interests and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party or the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents. Except as otherwise expressly set forth herein or in other Operative Documents, the indemnities of the parties provided for in the Operative Documents shall survive the expiration or termination of any thereof.

     Section 15.2 No Broker, etc.  Each of the parties hereto represents to the
                  --------------
others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Participation Agreement or the transactions contemplated herein other than Lund Financial Corporation, whose fees and commissions are the responsibility of Lessee, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

     Section 15.3 Notices.  Unless otherwise specifically provided herein, all
                  -------
notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing and delivered (i) personally, (ii) by a nationally recognized overnight courier service, (iii) by mail (by registered or certified mail, return receipt requested, postage prepaid) or (iv) by facsimile, in each case directed to the address of such Person as indicated on Schedule II.
                                                                    -----------
Any such notice shall be effective upon receipt or refusal.

     From time to time any party may designate a new address for purposes of notice hereunder by written notice to each of the other parties hereto in accordance with this Section.

     Section 15.4 Counterparts.  This Participation Agreement may be executed by
                  ------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 15.5 Headings, etc.  The Table of Contents and headings of the
                  -------------
various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     Section 15.6 Parties in Interest.  Except as expressly provided herein,
                  -------------------
none of the provisions of this Participation Agreement are intended for the benefit of any Person except the parties hereto. Subject to the provisions of
Section 25.1 of the Lease, the Lessee shall not assign or transfer any of its rights or obligations under the Operative Documents without the prior written consent of the Lessor, the Agent and the Participants.

     Section 15.7 GOVERNING LAW.  THIS PARTICIPATION AGREEMENT SHALL IN ALL
                  -------------
RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     Section 15.8 Severability.  Any provision of this Participation Agreement
                  ------------
that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 15.9 Liability Limited.
                  -----------------

          (a) The Lessee, the Agent, and the Participants each acknowledge and agree that the Lessor shall have no personal liability whatsoever to the Lessee, the Agent or any Participant or their respective successors and assigns for any claim based on or in respect of this Participation Agreement or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that the Lessor shall be
                                --------  -------
liable in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) for liabilities that may result from the incorrectness of any representation or warranty expressly made by it in Section 8.1 hereof or from the failure of the Lessor to perform
              -----------
its covenants and agreements set forth in Section 10.3 hereof, or (c) for any
                                          ------------
Taxes based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding proviso: (i) the Lessor shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of the Lessor to the Lessee, the Agent or any Participant are solely nonrecourse obligations except to the extent that it has received payment from others and are enforceable solely against the Lessor's interest in the Property; and (iii) all such personal liability of the Lessor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by the Lessor.

          (b) No Participant shall have any obligation to any other Participant or to the Lessee, the Lessor or the Agent with respect to transactions contemplated by the Operative Documents, except those obligations of such Participant expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Participant shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth.

     Section 15.10 Further Assurances.  The parties hereto shall promptly cause
                   ------------------
to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Documents, and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including any action specified in the preceding sentence), or (if the Lessor shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Document.

     Section 15.11 Submission to Jurisdiction.  The Lessee hereby submits to the
                   --------------------------
nonexclusive jurisdiction of the United States District Court for the Northern District of California and of any California State court sitting in Alameda County for purposes of all legal proceedings arising out of or relating to the Operative Documents or the transactions contemplated hereby. The Lessee irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 15.12 Confidentiality.  The Lessor, the Agent and each Participant
                   ---------------
represent that they will maintain the confidentiality of the transactions contemplated by, and of any written or oral information provided under, the Operative Documents by or on behalf of the Lessee (hereinafter collectively called "Confidential Information"), subject to the Lessor's, the Agent's and each Participant's (a) obligation to disclose any such Confidential Information pursuant to a request or order under applicable laws and regulations or pursuant to a subpoena or other legal process, (b) right to disclose any such Confidential Information to its bank examiners, Affiliates, auditors, counsel and other professional advisors and to other Participants, (c) right to disclose any such Confidential Information in connection with any litigation or dispute involving the Participants and the Lessee or any of its Subsidiaries and Affiliates and (d) right to provide such information to Sub-Participants, prospective Sub-Participants to which sales of participating interests are permitted pursuant to this Participation Agreement and prospective assignees to which assignments of interests are permitted pursuant to this Participation Agreement, but only if (i) such Sub-Participant, prospective Sub-Participant or prospective assignee agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section as if it were a "Participant" party hereto and (ii) the Lessee receives copies of such written agreement prior to the release of such information. Notwithstanding the foregoing, any such information supplied to a Participant, Sub-Participant, prospective Sub-Participant or prospective assignee under this Participation Agreement shall cease to be Confidential Information if it is or becomes known to such Person by other than unauthorized disclosure, or if it becomes a matter of public knowledge.

     Section 5.13 WAIVER OF JURY TRIAL. EACH OF THE LESSEE, THE AGENT, THE
                  --------------------
LESSOR, AND EACH PARTICIPANT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 5.14 Amendment and Restatement. This Second Amended and Restated
                  -------------------------
Participation Agreement amends, restates and replaces the Existing Participation Agreement, which Existing Participation Agreement in turn amended, restated and replaced the Original Participation Agreement provided, however, that this
                                              --------  -------
Agreement is not a novation or discharge of the obligations of the Lessee or the Lessor under the Existing Participation Agreement or the Original Participation Agreement, all of which obligations are in all respects continuing and outstanding and all of which continue to be secured by all Liens granted pursuant to the Operative Documents. The parties hereto agree that, from and after the date of this Second Amended and Restated Participation Agreement, each reference to the "Participation Agreement" in the Operative Documents shall be deemed without further amendment to be a reference to such agreement as amended and restated by this Second Amended and Restated Participation Agreement.

                           [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                               ASYST TECHNOLOGIES, INC.,
                                               as Lessee


                                               By: /s/ Douglas J. McCutcheon
                                               Name: Douglas J. McCutcheon
                                               Title: Senior Vice President,
                                                      Chief Financial Officer


                                               LEASE PLAN NORTH AMERICA, INC.,
                                               as Lessor and as a Participant


                                               By: /s/ Elizabeth R. McClellan
                                               Name: Elizabeth R. McClellan
                                               Title: Vice President


                                               AMRO BANK N.V., as Agent and as a
                                               Participant


                                               By: /s/ Elizabeth R. McClellan
                                               Name: Elizabeth R. McClellan
                                               Title: Vice President


                                               By: /s/ Thomas J. McAleese
                                               Name: Thomas J. McAleese
                                               Title: Vice President

                                             FLEET NATIONAL BANK, as participant



                                             By: /s/ John B. Desmond
                                             Name: John B. Desmond
                                             Title: Director

                                             WELLS FARGO BANK, N.A., as a
                                             Participant



                                             By: /s/ Patty Juarez
                                             Name: Patty Juarez
                                             Title: Vice President

                                             COMERICA BANK - CALIFORNIA,
                                             as a Participant



                                             By: /s/ Robert Shutt
                                             Name: Robert Shutt
                                             Title: Vice President

                                             KEYBANK NATIONAL ASSOCIATION
                                             as a Participant



                                             By: /s/ Julien Michaels
                                             Name: Julien Michaels
                                             Title: Vice President